PROSPECTUS SUPPLEMENT (To Prospectus dated October 3, 2013)

Aberdeen Chile Fund, Inc.

Up to 2,600,000 Shares of Common Stock

Aberdeen Chile Fund, Inc. (the “Fund”) has entered into a sales agreement, as amended (the “sales agreement”), with JonesTrading Institutional Services LLC (“JonesTrading”) relating to the shares of its common stock, par value $0.001 per share (“Shares”), offered by this Prospectus Supplement and the accompanying Prospectus. In accordance with the terms of the sales agreement, the Fund may offer and sell up to 2,600,000 of its Shares from time to time through JonesTrading as its agent for the offer and sale of the Shares.  As of September 10, 2013 there were 1,748,867 Shares remaining under the sales agreement.  As of September 10, 2013, the Fund had offered and sold 851,133 Shares pursuant to the sales agreement. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund may not sell any Shares at a price below the current net asset value of such Shares, exclusive of any distributing commission or discount. The Fund is a non-diversified, closed-end management investment company. The Fund’s investment objective is to seek total return, consisting of capital appreciation and income, by investing primarily in Chilean securities. There can be no assurance that the Fund will achieve its investment objective.

The Fund’s currently outstanding Shares are, and the Shares offered by this Prospectus Supplement and the accompanying Prospectus will be, subject to notice of issuance, listed on the NYSE MKT under the symbol “CH.” The sale price for the Shares on the NYSE MKT on September 10, 2013 was $13.56 per Share. The net asset value of the Shares at the close of business on September 10, 2013 was $12.50 per Share.

Sales of the Shares, if any, under this Prospectus Supplement and the accompanying Prospectus may be made in negotiated transactions or transactions that are deemed to be “at the market” as defined in Rule 415 under the Securities Act of 1933, as amended (the “1933 Act”), including sales made directly on the NYSE MKT or sales made to or through a market maker other than on an exchange.

JonesTrading will be entitled to compensation of 100 to 300 basis points of the gross sales price per share for any Shares sold under the sales agreement, with the exact amount of such compensation to be mutually agreed upon by the Fund and JonesTrading from time to time. In connection with the sale of the Shares on the Fund’s behalf, JonesTrading may be deemed to be an “underwriter” within the meaning of the 1933 Act and the compensation of JonesTrading may be deemed to be underwriting commissions or discounts.

You should review the information set forth under “Risks and Special Considerations” on page 23 of the accompanying Prospectus before investing in the  Shares.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus Supplement or the accompanying Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this Prospectus Supplement is October 7, 2013.

TABLE OF CONTENTS
Prospectus Supplement

i

You should rely only on the information contained in or incorporated by reference into this Prospectus Supplement and the accompanying Prospectus. This Prospectus Supplement and the accompanying Prospectus set forth certain information about the Fund that a prospective investor should carefully consider before deciding whether to invest in the Shares. This Prospectus Supplement, which describes the specific terms of this offering including the method of distribution, also adds to and updates information contained in the accompanying Prospectus and the documents incorporated by reference into the accompanying Prospectus. The accompanying Prospectus gives more general information, some of which may not apply to this offering. If the description of this offering varies between this Prospectus Supplement and the accompanying Prospectus, you should rely on the information contained in this Prospectus Supplement; provided that if any statement in one of these documents is inconsistent with a statement in another document having a later date and incorporated by reference into the accompanying Prospectus or Prospectus Supplement, the statement in the incorporated document having a later date modifies or supersedes the earlier statement. Neither the Fund nor JonesTrading have authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. The information contained in or incorporated by reference into this Prospectus Supplement and the accompanying Prospectus is accurate only as of the respective dates on their front covers, regardless of the time of delivery of this Prospectus Supplement, the accompanying Prospectus, or the sale of the Shares. The Fund’s business, financial condition, results of operations and prospects may have changed since those dates.

You should read this Prospectus Supplement and the accompanying Prospectus before deciding whether to invest and retain them for future reference. A Statement of Additional Information, dated October 3, 2013 (“SAI”), as supplemented from time to time, containing additional information about the Fund, has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference in its entirety into this Prospectus Supplement. You may request a free copy of the SAI or request other information about the Fund (including the Fund’s annual and semi-annual reports to shareholders) or make shareholder inquiries by calling 1-866-839-5205, emailing InvestorRelations@aberdeen-asset.com or by writing to the Fund at 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103. The Fund’s SAI, as well as the annual and semi-annual reports to shareholders, are also available at the Fund’s website at www.aberdeench.com. You may also obtain copies of these documents (and other information regarding the Fund) from the SEC’s website (http://www.sec.gov).

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This Prospectus Supplement, the accompanying Prospectus and the SAI contain “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negative of such terms. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of securities the Fund holds, the price at which the Shares will trade in the public markets and other factors discussed in the Fund’s periodic filings with the SEC.

ii

Although the Fund believes that the expectations expressed in the forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in such forward-looking statements. The Fund’s future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Risks and Special Considerations” section of the accompanying Prospectus. All forward-looking statements contained in or incorporated by reference into this Prospectus Supplement or the accompanying Prospectus are made as of the date of this Prospectus Supplement or the accompanying Prospectus, as the case may be. Except for the Fund’s on-going obligations under the federal securities laws, it does not intend, and it undertakes no obligation, to update any forward-looking statements. The forward-looking statements contained in this Prospectus Supplement, the accompanying Prospectus and the SAI are excluded from the safe harbor protection provided by Section 27A of the 1933 Act.

iii

PROSPECTUS SUPPLEMENT SUMMARY

The following information is only a summary. You should consider the more detailed information contained in this Prospectus Supplement, the accompanying Prospectus, dated October 3, 2013, and the SAI, dated October 3, 2013, especially the information under “Risks and Special Considerations” on page 23 of the accompanying Prospectus.

The Fund

The Fund is a non-diversified, closed-end management investment company organized as a Maryland corporation.

The Shares are listed for trading on the NYSE MKT under the symbol “CH.” As of September 10, 2013, the net assets of the Fund were $117,304,348 and the Fund had outstanding 9,386,497 Shares. The sale price of the Shares, as reported by the NYSE MKT, on September 10, 2013 was $13.56 per Share. The net asset value of the Shares at the close of business on September 10, 2013 was $12.50 per Share. See “Description of Shares” in the accompanying Prospectus.

The Fund’s investment objective is to seek total return, consisting of capital appreciation and income, by investing primarily in Chilean securities. There can be no assurance that the Fund’s investment objective will be achieved.

Under normal market conditions, substantially all, but not less than 80%, of the Fund’s net assets will be invested in Chilean securities. The Fund’s portfolio of Chilean securities (the “Chilean Portfolio”), under normal conditions, will consist principally of Chilean equity securities; however, it may also include Chilean debt securities. A substantial portion of the equity securities acquired by the Fund are expected to be dividend-paying securities. Chilean companies listed on the stock exchanges are required by law to pay out as dividends at least 30% of annual audited net income, unless shareholders approve a lower dividend distribution.

The Fund defines Chilean securities as (a) securities of companies, the principal trading market for which is in Chile, (b) securities issued or guaranteed by the Republic of Chile or the Central Bank of Chile, (c) peso-denominated securities issued by companies to finance operations in Chile or (d) securities of companies that derive more than 50% of their revenues or profits from goods or services produced in Chile or sales made in Chile or have more than 50% of their assets in Chile.

Chilean equity securities in which the Fund invests consist

S-1

predominantly of common stocks, although the Fund may also invest to a limited extent in preferred stocks, convertible securities and, to the extent a market exists for them and investing in them is permitted under Chilean law, warrants.

Although the Fund invests principally in Chilean equity securities, it may invest a substantial portion of its assets in Chilean debt securities when Aberdeen Asset Managers Limited (“AAML” or the “Investment Adviser”) believes that it is appropriate to do so in order to achieve the Fund’s investment objective. AAML expects to do so, for example, when interest rates on Chilean debt securities are high in comparison with anticipated returns on equity securities. AAML may invest in securities of companies that it determines to be suitable investments for the Fund regardless of their rating. The Fund may invest up to 35% of the Chilean Portfolio in high-yield securities. The Fund may not, however, invest more than 5% of the Chilean Portfolio in Chilean debt securities rated C or below by Chilean rating services or unrated securities which AAML determines to be of comparable quality. Because interest on most Chilean debt securities is inflation-adjusted, the variation in the value of Chilean debt securities in relation to fluctuations in the value of the Chilean peso tends to be less than would otherwise be the case.

The Fund may invest up to 20% of the Chilean Portfolio in unlisted Chilean securities, including investments in new and early-stage companies, provided that not more than 3% of the Chilean Portfolio may be invested in unlisted securities of Chilean companies that, at the time of investment, had less than one year of operations, including operations of predecessor companies. The Fund invests only in unlisted equity securities that, in the opinion of AAML, present opportunities for substantial growth over a period of two to five years, notwithstanding that such investments may be illiquid and may present risks not normally existing in publicly owned, more established companies with possibly higher market capitalizations.

The Fund will not invest 25% or more of its total assets in the securities of companies in the same industry (although the Fund may invest in securities issued by the government of the United States without regard to this limitation). In selecting industries and companies for investment by the Fund, AAML

S-2

will consider factors such as overall growth prospects, competitive position in domestic and export markets, technology, research and development, productivity, labor costs, raw material costs and sources, profit margins, return on investment, capital resources, government regulation and management.

The Fund purchases and holds securities with a view toward maximizing the total return to the Fund and does not expect to trade in securities for short-term gain. The Fund may, for cash management purposes, invest up to 25% of its net assets in certain short-term investments and may, for temporary defensive purposes, invest up to 100% of its assets in certain short-term instruments. For more information, including a description of the types of short-term instruments in which the Fund may invest, see “Investment Policies” in the accompanying Prospectus.

In addition to the foregoing restrictions, the Fund is subject to Chilean Law No. 18,657 (“Law No. 18,657”), which limits the Chilean Portfolio to: (a) shares of Chilean “open corporations,” i.e., corporations that publicly offer their shares; (b) securities issued or guaranteed by the Chilean government; (c) securities issued by the Central Bank of Chile; (d) securities issued or guaranteed by Chilean banks or financial institutions; (e) letters of credit issued by Chilean banks, financial institutions or other authorized entities; (f) bonds and negotiable instruments registered in the Chilean Securities Register; (g) quotas of investment funds; and (h) other securities duly authorized by the Chilean Superintendency of Securities and Insurance (“SVS”).

Diversification rules under Law No. 18,657 provide that the Fund may not hold more than 5% of any Chilean issuer’s voting stock (subject to an increase to up to 10% for newly-issued shares, including through the exercise of preemptive rights) and not more than 10% of the Chilean Portfolio may be invested in securities issued or guaranteed by any single Chilean issuer (other than securities issued or guaranteed by the Chilean government or by the Central Bank of Chile). Further, at least 80% of the Chilean Portfolio must be invested in shares or in debt obligations of Chilean companies or the Chilean government the maturity to which at the date of purchase exceeds four years, with not less than 60% of the Chilean Portfolio invested in shares of open corporations.

S-3

Not more than 40% of the Fund’s total portfolio may be invested in securities issued or guaranteed by entities belonging to the same entrepreneurial group. An “entrepreneurial group” is defined as any group of entities where links in respect to their ownership, administration or credit responsibility exist that make it reasonable to assume that the economic and financial performance of its members is guided by or subordinated to the group’s common interest or that there are shared financial risks in credits granted to them or in the acquisition of securities issued by them.

Investment Adviser

Aberdeen Asset Managers Limited serves as the investment adviser to the Fund.  AAML, a Scottish company, is authorized and regulated in the UK by the Financial Conduct Authority and is a U.S. registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).  The Investment Adviser is located at Bow Bells House, 1 Bread Street, London, U.K., EC4M 9HH.

The Investment Adviser entered into an advisory agreement with the Fund dated as of March 1, 2012 (the “Advisory Agreement”).

The Investment Adviser is a wholly-owned subsidiary of Aberdeen PLC, which is the parent company of an asset management group managing approximately $317.9 billion in assets as of June 30, 2013 for a range of pension funds, financial institutions, investment trusts, unit trusts, offshore funds, charities and private clients, in addition to U.S. registered investment companies. The registered offices of Aberdeen PLC are located at 10 Queen’s Terrace, Aberdeen, Scotland AB 10 1 YG. Aberdeen PLC, its affiliates and subsidiaries are referred to collectively herein as “Aberdeen.” Aberdeen PLC was formed in 1983 and was first listed on the London Stock Exchange in 1991.

The Offering

The Fund and the Investment Adviser entered into a sales agreement, as amended, with JonesTrading relating to the Shares offered by this Prospectus Supplement and the accompanying Prospectus. In accordance with the terms of the sales agreement, the Fund may offer and sell up to 2,600,000 of its Shares, par value $0.001 per share, from time to time through JonesTrading as its agent for the offer and sale of the Shares.  As of September 10, 2013, there were 1,748,867 Shares remaining under the sales agreement.  As of September

S-4

10, 2013, the Fund had offered and sold 851,133 Shares pursuant to the sales agreement, resulting in proceeds (net of all fees and commissions) of $13,990,185.72.

The Shares are listed for trading on the NYSE MKT under the symbol “CH.” The sale price of the Shares, as reported on the NYSE MKT on September 10, 2013, was $13.56 per share.

Sales of the Shares, if any, under this Prospectus Supplement and the accompanying Prospectus may be made in negotiated transactions or transactions that are deemed to be “at the market” as defined in Rule 415 under the 1933 Act, including sales made directly on the NYSE MKT or sales made to or through a market maker other than on an exchange. See “Plan of Distribution” in this Prospectus Supplement. The Shares may not be sold through agents, underwriters or dealers without delivery or deemed delivery of a prospectus and a prospectus supplement describing the method and terms of the offering of the Fund’s securities. Under the 1940 Act, the Fund may not sell any Shares at a price below the current net asset value of such Shares, exclusive of any distributing commission or discount.

Use of Proceeds

The Fund intends to invest substantially all of the net proceeds of this offering in accordance with its investment objective and policies. Proceeds will be invested within approximately 60 days of receipt by the Fund. See “Use of Proceeds” in this Prospectus Supplement.

Risks and Special Considerations	See “Risks and Special Considerations” beginning on page 23 of the accompanying Prospectus for a discussion of factors you should consider carefully before deciding to invest in the Shares.

S-5

DISTRIBUTIONS

The Board of Directors of the Fund has implemented a managed distribution policy of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four quarter-end net asset values. The current rolling distribution rate is 10%. This policy is subject to regular review by the Fund’s Board of Directors. The distributions are made from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital. Persons who purchase Shares in this offering will be entitled to any regular quarterly distributions the record date for which occurs after such Shares are purchased.  On September 3, 2013, the Board of Directors of the Fund declared a quarterly distribution of $0.36 per Share, payable on October 18, 2013 to all shareholders of record as of September 30, 2013.

The amounts of the last four distributions paid by the Fund are as set out below:

Payment Date	Distribution per Common Share

July 12, 2013	$0.38
April 12, 2013	$0.39
January 11, 2013	$0.38
November 15, 2012	$0.38

See “Dividends and Distributions” in the accompanying Prospectus.

SUMMARY OF FUND EXPENSES

The following table and example are intended to assist you in understanding the various costs and expenses directly or indirectly associated with investing in Shares of the Fund. Some of the percentages indicated in the table below are estimates and may vary.

Shareholder Transaction Expenses
Sales Load (as a percentage of offering price)(1)	1.50%
Offering Expenses (as a percentage of offering price)	—%
Dividend Reinvestment and Cash Purchase Plan Fees(2)	None
Annual Operating Expenses (as a percentage of average net assets attributable to the Fund’s common stock)
Management Fee(3)	1.16%
Other Expenses(4)(5)	0.71%
Total Annual Operating Expenses(6)	1.87%

(1)                                 Represents the estimated commission with respect to the Shares being sold in this offering, which the Fund will pay to JonesTrading in connection with the sales of Shares effected by JonesTrading in this offering. While JonesTrading is entitled to a commission of 1% to 3% of the gross sales price for Shares sold, with the exact amount to be agreed upon by the parties, the Fund has assumed, for purposes of this offering, that JonesTrading will receive a commission of 1.50% of such gross sales price. This is the only sales load to be paid in connection with this offering. There is no guarantee that there will be any sales of the Shares pursuant to this Prospectus Supplement and the accompanying Prospectus. Actual sales of the Shares under this Prospectus Supplement and the accompanying Prospectus, if any, may be less than as set forth under “Capitalization” below. In addition, the price per share of any such sale may be greater or less than the price set forth under “Capitalization” below, depending on market price of the Shares at the time of any such sale.

S-6

(2)                                 If you participate in the Dividend Reinvestment and Direct Stock Purchase Plan sponsored and administered by Computershare Trust Company, N.A., you will be subject to any fees imposed by Computershare Trust Company, N.A.

(3)                                 See “Management of the Fund—The Investment Adviser and the Sub-Adviser” in the Prospectus for additional information. The management fee excludes taxes paid by the Fund.

(4)                                 “Other Expenses” have been estimated for the current fiscal year and includes estimated total expenses to be incurred by the Fund in connection with this offering of $135,000, excluding Sales Load, as described under “Plan of Distribution” below.

(5)                                 Includes an administration fee of 0.02% of average net assets attributable to the Fund’s common stock. See “Management of the Fund - Administrator” in the Prospectus for additional information.

(6)                                 The Investment Adviser has contractually agreed to waive 0.21% of the annual advisory fees based on the Fund’s Average Weekly Base Amount, calculated weekly and paid quarterly.  The “Average Weekly Based Amount” is defined as the average of the lesser of the market value of the Fund’s outstanding shares and the Fund’s net assets, determined as of the last trading day of each week during a quarter.  The net total annual operating expenses after applying the advisory fee waiver is 1.66%.  The contractual advisory fee waiver shall continue in effect until March 1, 2014, unless otherwise agreed by the Investment Adviser and the Fund.

Example

An investor would pay the following expenses on a $1,000 investment in the Fund, assuming (1) Total Annual Operating Expenses of 1.66%, (2) a Sales Load of 1.50%, and (3) a 5% annual return:

One Year	Three Years	Five Years	Ten Years
$32	$66	$104	$208

The “Example” assumes that all dividends and other distributions are reinvested at net asset value and that the percentage amounts listed in the table above under Total Annual Operating Expenses remain the same in the years shown. The above table and example and the assumption in the example of a 5% annual return are required by regulations of the SEC that are applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Shares.

The example should not be considered a representation of past or future expenses, and the Fund’s actual expenses may be greater than or less than those shown. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

USE OF PROCEEDS

Sales of the Shares, if any, under this Prospectus Supplement and the accompanying Prospectus may be made in negotiated transactions or transactions that are deemed to be “at the market” as defined in Rule 415 under the 1933 Act, including sales made directly on the NYSE MKT or sales made to or through a market maker other than on an exchange. There is no guarantee that there will be any sales of the Shares pursuant to this Prospectus Supplement and the accompanying Prospectus. Actual sales, if any, of the Shares under this Prospectus Supplement and the accompanying Prospectus may be less than as set forth in this paragraph. In addition, the price per share of any such sale may be greater or less than the price set forth in this paragraph, depending on the market price of the Shares at the time of any such sale. As a result, the actual net proceeds the Fund receives may be more or less than the amount of net proceeds estimated in this Prospectus Supplement. Assuming the sale of all of the Shares offered under

S-7

this Prospectus Supplement and the accompanying Prospectus, at the sale price of $13.56 per share for the Shares, as reported by the NYSE MKT as of September 10, 2013, the Fund estimates that the net proceeds of this offering will be approximately $23,707,617.73 after deducting the estimated sales load and the estimated offering expenses payable by the Fund.

The Fund intends to invest substantially all of the net proceeds of this offering in accordance with its investment objective and policies within approximately 60 days after completion of the offering. Pending such investment, the Fund anticipates investing the proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments.

S-8

CAPITALIZATION

The Fund may offer and sell up to 2,600,000 of its Shares, par value $0.001 per share, from time to time through JonesTrading as its agent for the offer and sale of the Shares under this Prospectus Supplement and the accompanying Prospectus. As of September 10, 2013, there were 1,748,867 Shares remaining under the sales agreement.  There is no guarantee that there will be any sales of the Shares pursuant to this Prospectus Supplement and the accompanying Prospectus. The table below assumes that the Fund will sell 1,748,867 Shares (the number of Shares remaining under the sales agreement as of September 10, 2013), at a price of $13.56 per share (the sale price per share of the Shares on the NYSE MKT on September 10, 2013). Actual sales, if any, of the Shares under this Prospectus Supplement and the accompanying Prospectus may be less than as set forth in the table below. In addition, the price per share of any such sale may be greater or less than $13.56, depending on the market price of the Shares at the time of any such sale. To the extent that the market price per share of the Shares, less applicable commissions, on any given day is less than the net asset value per share on such day, the Fund will instruct JonesTrading not to make any sales on such day.

The following table sets forth the capitalization of the Fund (i) on an actual basis as of December 31, 2012 (audited), (ii) on an actual basis as of June 30, 2013 (unaudited), (iii) on an actual basis as of September 10, 2013 (unaudited), and (iv) on a pro forma basis as adjusted to reflect the assumed sale of 1,748,867  Shares (the number of Shares remaining under the sales agreement as of September 10, 2013) at $13.56 per Share (the sale price per share of the Shares on the NYSE MKT on September 10, 2013), in an offering under this Prospectus Supplement and the accompanying Prospectus.

Composition of Net Assets:	As of December 31, 2012 (audited)	As of June 30, 2013 (unaudited)	As of September 10, 2013 (unaudited)	Pro Forma As Adjusted (unaudited)
Common stock, par value $.001 per share, 100,000,000 shares authorized (9,386,497 shares issued and outstanding as of December 31, 2012, 9,386,497 shares issued and outstanding as of June 30, 2013, 9,386,497 shares issued and outstanding as of September 10, 2013, 11,135,364 shares estimated issued and outstanding as adjusted(1)	9,387	9,387	9,387	11,136
Paid-in capital in excess of par	67,861,000	67,861,000	67,861,000	91,218,168
Accumulated net realized gain or loss on investment transactions and foreign currency related transactions	(2,003,827)	2,511,787	6,505,586	6,505,586
Distributions in excess of net investment income	—	(6,222,332)	(6,527,853)	(6,527,853)
Net unrealized appreciation on investments and foreign currency translation	75,438,222	55,650,633	49,456,228	49,456,228
Net Assets	$141,304,782	$119,810,475	$117,304,348	$140,663,265

(1)           As adjusted, additional paid-in capital reflects the issuance of 1,748,867 Shares offered hereby ($23,358,917), less $0.001 par value per Share ($1,748.87), less the sales load borne by the Fund ($355,720) related to the issuance of such shares.

S-9

PLAN OF DISTRIBUTION

Under the sales agreement among the Fund, the Investment Adviser and JonesTrading, upon written instructions from the Fund, JonesTrading will use its commercially reasonable efforts consistent with its normal trading and sales practices to sell, as the Fund’s agent, the Shares under the terms and subject to the conditions set forth in the sales agreement. JonesTrading’s sales efforts will continue until the Fund instructs JonesTrading to suspend sales. The Fund will instruct JonesTrading as to the amount of Shares to be sold by JonesTrading. The Fund may instruct JonesTrading not to sell Shares if the sales cannot be effected at or above the price designated by the Fund in any instruction. The Fund or JonesTrading may suspend the offering of Shares upon proper notice and subject to other conditions.

JonesTrading will provide written confirmation to the Fund no later than the opening of the trading day on the NYSE MKT immediately following the trading day on which Shares are sold under the sales agreement. Each confirmation will include the number of shares sold on the preceding day, the net proceeds to the Fund and the compensation payable by the Fund to JonesTrading in connection with the sales.

The Fund will pay JonesTrading commissions for its services in acting as agent in the sale of Shares. JonesTrading will be entitled to compensation of 100 to 300 basis points of the gross sales price per share of any Shares sold under the sales agreement, with the exact amount of such compensation to be mutually agreed upon by the Fund and JonesTrading from time to time. The Fund has also agreed to pay the reasonable fees and expenses of counsel for JonesTrading in connection with the transactions contemplated under the sales agreement (provided such fees and expenses (a) shall not exceed $75,000 in connection with the preparation and execution of the sales agreement, including certain related customary fees incurred in connection with commencing the offering and (b) shall not exceed $30,000 on an annual basis in each annual period following the date of the sales agreement). There is no guarantee that there will be any sales of the Shares pursuant to this Prospectus Supplement and the accompanying Prospectus. Actual sales, if any, of the Shares under this Prospectus Supplement and the accompanying Prospectus may be less than as set forth in this paragraph. In addition, the price per share of any such sale may be greater or less than the price set forth in this paragraph, depending on the market price of the Shares at the time of any such sale. Assuming 1,748,867 of the Shares offered hereby are sold at a market price of $13.56 per share (the sale price for the Shares on the NYSE MKT on September 10, 2013), the Fund estimates that the total expenses for the offering, excluding compensation payable to JonesTrading under the terms of the sales agreement, would be approximately $135,000, which are included under “Other Expenses” in the fee table above and are part of the Fund’s “Total Annual Operating Expenses”.

Settlement for sales of Shares will occur on the third business day (or such earlier day as is industry practice for regular-way trading) following the date on which such sales are made, or on some other date that is agreed upon by the Fund and JonesTrading in connection with a particular transaction, in return for payment of the net proceeds to the Fund. There is no arrangement for funds to be received in an escrow, trust or similar arrangement.

S-10

In connection with the sale of the Shares on the Fund’s behalf, JonesTrading may, and will with respect to sales effected in an “at the market offering,” be deemed to be an “underwriter” within the meaning of the 1933 Act, and the compensation of JonesTrading may be deemed to be underwriting commissions or discounts. The Fund has agreed to provide indemnification and contribution to JonesTrading against certain civil liabilities, including liabilities under the 1933 Act.

The offering of the Shares pursuant to the sales agreement will terminate upon the earlier of (1) the sale of all Shares subject to the sales agreement or (2) termination of the sales agreement. The sales agreement may be terminated by the Fund in its sole discretion at any time by giving notice to JonesTrading. In addition, JonesTrading may terminate the sales agreement under the circumstances specified in the sales agreement and in its sole discretion at any time following a period of 12 months from the date of the sales agreement by giving notice to the Fund.

The principal business address of JonesTrading is 780 Third Avenue, 3rd Floor, New York, New York 10017.

LEGAL MATTERS

Certain legal matters will be passed on by Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, counsel to the Fund, in connection with the offering of the Shares. Willkie Farr & Gallagher LLP will rely as to matters of Maryland law on the opinion of Venable LLP, 750 E. Pratt Street, Suite 900, Baltimore, Maryland 21202.

ADDITIONAL INFORMATION

This Prospectus Supplement and the accompanying Prospectus constitute part of a Registration Statement filed by the Fund with the SEC under the 1933 Act and the 1940 Act. This Prospectus Supplement and the accompanying Prospectus omit certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC’s web site (http://www.sec.gov).

S-11

Base Prospectus

$75,000,000

ABERDEEN CHILE FUND, INC.

Shares of Common Stock

Aberdeen Chile Fund, Inc. (“Fund,” “we,” “us” or “our”) is a closed-end, non-diversified management investment company that commenced operations on September 26, 1989. The Fund seeks total return, consisting of capital appreciation and income, by investing primarily in Chilean securities.  It is the policy of the Fund normally to invest at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) in Chilean securities. The Fund’s portfolio of Chilean securities, under normal market conditions, will consist principally of Chilean equity securities. There can be no assurance that the Fund’s investment objective will be achieved. Aberdeen Asset Managers Limited (“AAML” or the “Investment Adviser”) serves as the Fund’s investment adviser. The address of the Fund is 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, and the Fund’s telephone number is (866) 839-5205.

We may offer, from time to time, in one or more offerings, our shares of common stock, par value $0.001 per share (“Shares”). Shares may be offered at prices and on terms to be set forth in one or more supplements to this Prospectus (each, a “Prospectus Supplement”). You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in our Shares.

Our Shares may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The Prospectus Supplement relating to the offering will identify any agents or underwriters involved in the sale of our Shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters, or among our underwriters, or the basis upon which such amount may be calculated. We may not sell any of our Shares through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering of our Shares.

Our Shares are listed on the NYSE MKT under the symbol “CH.” The sale price of our Shares, as reported by the NYSE MKT on August 30, 2013, was $13.67 per Share. The net asset value of our Shares at the close of business on August 30, 2013 was $11.60 per Share.

An investment in the Shares involves certain risks and special considerations, including risks associated with currency fluctuations. Investing in the Fund’s common stock may be speculative and involve a high degree of risk and should not constitute a complete investment program. Investment in Chile involves certain special considerations not typically associated with investments in the United States. Both practices entail risks. For a discussion of these and other risks, see “Risks and Special Considerations.”

Shares of closed-end investment companies frequently trade at a discount to their net asset value. If the Fund’s Shares trade at a discount to its net asset value, the risk of loss may increase for purchasers in a public offering. See “Risks and Special Considerations-Net Asset Value Discount.”

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus, together with any Prospectus Supplement, sets forth concisely the information about the Fund that a prospective investor should know before investing. You should read this Prospectus and applicable Prospectus Supplement, which contain important information, before deciding whether to invest in the Shares. You should retain the Prospectus and Prospectus Supplement for future reference. A Statement of Additional Information (“SAI”), dated October 3, 2013, containing additional information about the Fund, has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus. The Table of Contents for the SAI is on page 39 of this Prospectus. You may call 1-866-839-5205, email InvestorRelations@aberdeen-asset.com or write to the Fund at 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103 to obtain, free of charge, copies of the SAI and the Fund’s annual and semi-annual reports to shareholders, as well as to obtain other information about the Fund and to make shareholder inquiries. The Fund’s SAI, as well as the annual and semi-annual reports to shareholders, are also available on the Fund’s website at www.aberdeench.com. The SEC maintains a website at http://www.sec.gov that contains the SAI, other material incorporated by reference into the Fund’s registration statement and additional information about the Fund.

Our Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Prospectus dated October 3, 2013

You should rely only on the information contained in, or incorporated by reference into, this Prospectus and any related Prospectus Supplement in making your investment decisions.  The Fund has not authorized any person to provide you with different information.  If anyone provides you with different or inconsistent information, you should not rely on it.  The Fund is not making an offer to sell the Shares in any jurisdiction where the offer or sale is not permitted.  You should assume that the information in this Prospectus and any Prospectus Supplement is accurate only as of the dates on their covers.  The Fund’s business, financial condition and prospects may have changed since the date of its description in this Prospectus or the date of its description in any Prospectus Supplement.

ii

PROSPECTUS SUMMARY

The following information is only a summary. You should consider the more detailed information contained in the Prospectus and in any related Prospectus Supplement and in the SAI before purchasing Shares, especially the information under “Risks and Special Considerations” on page 23 of the Prospectus.

The Fund	The Fund is a non-diversified, closed-end management investment company organized as a Maryland corporation. See “The Fund.”

The Offering

The Fund’s Shares are listed for trading on the NYSE MKT under the symbol “CH.” As of August 30, 2013, the net assets of the Fund were $108,847,507 and the Fund had outstanding 9,386,497 Shares. The sale price of the Fund’s Shares, as reported by the NYSE MKT on August 30, 2013 was $13.67 per Share. The net asset value of the Fund’s Shares at the close of business on August 30, 2013 was $11.60 per Share. See “Description of Shares.”

We may offer, from time to time, in one or more offerings, up to $75,000,000 of our Shares on terms to be determined at the time of the offering. The Shares may be offered at prices and on terms to be set forth in one or more Prospectus Supplements. The offering price of our Shares will not be less than the net asset value of our Shares at the time we make the offering, exclusive of any underwriting commissions or discounts. You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in our Shares. Our Shares may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The Prospectus Supplement relating to the offering will identify any agents, underwriters or dealers involved in the sale of our Shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters, or among our underwriters, or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our Shares through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering of our Shares.

Use of Proceeds

We intend to use the net proceeds from the sale of our Shares primarily to invest in accordance with our investment objectives and policies. Proceeds will be invested within approximately 60 days of receipt by the Fund. See “Use of Proceeds.”

Investment Objective

The Fund’s investment objective is to seek total return, consisting of capital appreciation and income, by investing primarily in Chilean securities. There can be no assurance that the Fund’s investment objective will be achieved. See “Investment Objective.”

Investment Policies

Under normal market conditions, substantially all, but not less than 80%, of the Fund’s net assets will be invested in Chilean securities. The Fund’s portfolio of Chilean securities (the “Chilean Portfolio”), under normal conditions, will consist principally of Chilean equity securities; however, it may also include Chilean debt securities. A substantial portion of the equity securities acquired by the Fund are expected to be dividend-paying securities. Chilean companies listed on the stock exchanges are required by law to pay out as dividends at least 30% of annual audited net income, unless shareholders approve a lower dividend distribution.

The Fund defines Chilean securities as (a) securities of companies, the principal trading market for which is in Chile, (b) securities issued or guaranteed by the Republic of Chile or the Central Bank of Chile, (c) peso-denominated securities issued by companies to finance operations in Chile or (d) securities of companies that derive more than 50% of their revenues or profits from goods or services produced in Chile or sales made in Chile or have more than 50% of their assets in Chile.

Chilean equity securities in which the Fund invests consist predominantly of common stocks, although the Fund may also invest to a limited extent in preferred stocks, convertible securities and, to the extent a market exists for them and investing in them is permitted under Chilean law, warrants.

Although the Fund invests principally in Chilean equity securities, it may invest a substantial portion of its assets in Chilean debt securities when AAML believes that it is appropriate to do so in order to achieve the Fund’s investment objective. AAML expects to do so, for example, when interest rates on Chilean debt securities are high in comparison with anticipated returns on equity securities. AAML may invest in securities of companies that it determines to be suitable investments for the Fund regardless of their rating. The Fund may invest up to 35% of the Chilean Portfolio in high yield securities. The Fund may not, however, invest more than 5% of the Chilean Portfolio in Chilean debt securities rated C or below by Chilean rating services or unrated securities which AAML determines to be of comparable quality. Because interest on most Chilean debt securities is inflation-adjusted, the variation in the value of Chilean debt securities in relation to fluctuations in the value of the Chilean peso tends to be less than would otherwise be the case.

The Fund may invest up to 20% of the Chilean Portfolio in unlisted Chilean securities, including investments in new and early-stage companies, provided that not more than 3% of the Chilean Portfolio may be invested in unlisted securities of Chilean companies that, at the time of investment, had less than one year of operations, including operations of predecessor companies. The Fund invests only in unlisted equity securities that, in the opinion of AAML, present opportunities for substantial growth over a period of two to five years, notwithstanding that such investments may be illiquid and may present risks not normally existing in publicly owned, more established companies with possibly higher market capitalizations.

The Fund will not invest 25% or more of its total assets in the securities of companies in the same industry (although the Fund may invest in securities issued by the government of the United States without regard to this limitation). In selecting industries and companies for investment by the Fund, AAML will consider factors such as overall growth prospects, competitive positions in domestic and export markets, technology, research and development, productivity, labor costs, raw material costs and sources, profit margins, return on investment, capital resources, government regulation and management.

The Fund purchases and holds securities with a view toward maximizing the total return to the Fund and does not expect to trade in securities for short-term gain. The Fund may, for cash management purposes, invest up to 25% of its net assets in certain short-term investments and may, for temporary defensive purposes, invest up to 100% of its assets in certain short-term instruments. For more information, including a description of the types of short-term instruments in which the Fund may invest, see “Investment Policies.”

In addition to the foregoing restrictions, the Fund is subject to Chilean Law No. 18,657 (“Law No. 18,657”), which limits the Chilean Portfolio to: (a) shares of Chilean “open corporations,” i.e., corporations that publicly offer their shares; (b) securities issued or guaranteed by the Chilean government; (c) securities issued by the Central Bank of Chile; (d) securities issued or guaranteed by Chilean banks or financial institutions; (e) letters of credit issued by Chilean banks, financial institutions or other authorized entities; (f)

bonds and negotiable instruments registered in the Chilean Securities Register; (g) quotas of investment funds; and (h) other securities duly authorized by the Chilean Superintendency of Securities and Insurance (“SVS”).

Diversification rules under Law No. 18,657 provide that investors such as the Fund may not hold more than 5% of any Chilean issuer’s voting stock (subject to an increase to up to 10% for newly-issued shares, including through the exercise of preemptive rights) and not more than 10% of the Chilean Portfolio may be invested in securities issued or guaranteed by any single Chilean issuer (other than securities issued or guaranteed by the Chilean government or by the Central Bank of Chile). Further, at least 80% of the Chilean Portfolio must be invested in shares or in debt obligations of Chilean companies or the Chilean government, the maturity of which at the date of purchase exceeds four years, with not less than 60% of the Chilean Portfolio invested in shares of open corporations.

Not more than 40% of the Fund’s total portfolio may be invested in securities issued or guaranteed by entities belonging to the same entrepreneurial group. An “entrepreneurial group” is defined as any group of entities where links with respect to their ownership, administration or credit responsibility exist that make it reasonable to assume that the economic and financial performance of its members is guided by or subordinated to the group’s common interest or that there are shared financial risks in credits granted to them or in the acquisition of securities issued by them.

Investment Restrictions

The Fund has certain investment restrictions that may not be changed without approval by a majority of the Fund’s outstanding voting securities. These restrictions concern issuance of senior securities, borrowing, lending, concentration, diversification and other matters. See “Investment Restrictions.”

Risks (See generally “Risks and Special Considerations” for more information on these and other risks)	The value of the Fund’s assets, as well as the market price of its shares, will fluctuate. You can lose money on your investment. Investing in the Fund involves other risks, including the following:

•                  General. The Fund is a non-diversified, closed-end investment company designed primarily as a long-term investment and not as a trading tool. The Fund invests generally in a portfolio of Chilean securities. An investment in the Fund’s Shares may be speculative and involves a high degree of risk. The Fund should not be considered a complete investment program. Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objective.

•                  Investment and Market Risk. An investment in the Fund’s Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests will affect the value of the Shares. Your Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide. In response to the crisis, governments and central banks around the world have taken steps to support financial markets. The withdrawal of this support, failure of efforts to respond to the crisis, or investor perception that such efforts are not succeeding could also negatively affect financial markets generally as well as the value and liquidity of certain securities.

•                  Chilean Securities Risk. Because the Fund’s investments are primarily in Chilean securities, the Fund is particularly vulnerable to loss in the event of adverse political, economic, financial and other developments that affect Chile, including fluctuations of Chilean currency versus the U.S. dollar. Like other investors in the Chilean securities markets, the Fund is subject to general economic and political conditions in Chile. The Fund’s investing in Chilean securities involves certain considerations not typically associated with investing in the United States, including generally (a) controls on foreign investment and limitations on repatriation of capital invested in Chile; (b) greater price volatility, substantially less liquidity and significantly smaller market capitalization of the Chilean securities markets; (c) currency devaluation and other currency exchange rate fluctuations; (d) more substantial governmental involvement in the economy; and (e) political uncertainty and other considerations. More specifically, (1) the Fund may not repatriate capital for five years after investment in Chile except under limited circumstances to pay expenses; (2) there can be no assurance that Chilean inflation might not adversely affect the performance of the Chilean economy or its securities market; (3) governmental and political events in Chile could affect future economic policies, specifically, strengthened or lessened restrictions on and government intervention in international trade and the risk of armed military conflict; (4) the impact on the economy as a result of potential civil war and social instability as a result of religious, ethnic and/or socioeconomic unrest; (5) because of the limited forward market for the purchase of dollars in Chile and the limited circumstances under which the Fund hedges against declines in the value of the Chilean peso generally, the Fund will be adversely affected by Chilean peso devaluations against the U.S. dollar; (6) the Fund’s ability to make defensive investments may be limited by the application of repatriation restrictions and requirements to maintain minimum percentages of assets in shares of Chilean companies; and (7) due to differences between U.S. and Chilean accounting, auditing and financial reporting standards, certain material disclosures may not be made by issuers of, and less information may be available to, the Fund and other investors investing in Chilean securities.

On March 25, 2011, the Fund filed an application with the Chilean Foreign Investment Committee (the “Foreign Investment Committee”) to enter into a foreign investment contract pursuant to which the proceeds of this offering will be invested in Chile. On April 21, 2011, the Executive Vice President of the Foreign Investment Committee granted the authorization to invest in Chile under this application, in advance of the Foreign Investment Committee formal approval. Pursuant to the authorization of the Executive Vice President of the Foreign Investment Committee, the Fund has the right to invest the proceeds of this offering in Chile at any time. The Fund received formal approval from the Foreign Investment Committee at a meeting held on December 26, 2011. On January 13, 2012, the Fund entered into a Foreign Investment Agreement with the State of Chile formalizing the Fund’s right to invest in Chile up to an amount of USD 75,000,000 within three years of the date of the agreement.

The Fund is subject to supervision and regulation by the SVS. Failure by the Fund to comply with diversification or other SVS requirements applicable to the Fund could, in addition to causing the loss of certain favorable Chilean tax treatment for the Fund, result in the assessment of fines by the SVS or other disciplinary actions.

•                  Central and South American Regional Economic Risk. The Chilean economy may be affected by the economies of other Central and South American countries. Frequently, high interest rates, economic volatility, inflation, currency devaluations, and high unemployment rates may occur in these economies. These countries may also be subjected to disruptive political or social events. Any event in one country can have a significant effect on this region. Commodities (such as oil, gas, and minerals) represent a significant percentage of the region’s exports, and many economies are particularly sensitive to fluctuations in commodity prices.

•                  Emerging Market Risk. The Fund invests primarily in Chilean securities. Chile is considered an “emerging market” by international agencies and global securities indices. The term “emerging market” refers to an economy that is in the initial stages of industrialization and has been historically marked by low per capita income and lack of capital market transparency, but appears to be implementing political and/or market reforms resulting in greater capital market transparency, increased access for foreign investors and generally improved economic conditions. Emerging markets tend to be more volatile than mature markets, and as a result, the Fund’s value could move sharply up or down. The risks that apply to foreign investments are magnified in emerging market investments. The registration and settlement arrangements for securities in emerging markets may be less developed than in more mature markets so the operational risks of investing are higher. Emerging market countries may have less stable governments, more volatile currencies and less established markets than do countries with more developed economies. Political risks and adverse economic circumstances are more likely to arise.

•                  Foreign Securities Risk. Investments in foreign securities that are traded on foreign markets, including Chilean securities, are subject to risks of loss that are different from the risks of investing in U.S. securities. These include the possibility of losses due to currency fluctuations (see “Currency Exchange Rate Fluctuations”), or to adverse political, economic or diplomatic developments in Chile, including possible increases in taxes. Additionally, accounting, auditing, financial reporting standards and other regulatory practices and requirements for securities in which the Fund may invest vary from those applicable to entities subject to regulation in the United States. The Chilean securities market for both listed and unlisted securities may be more volatile and less liquid than the major U.S. markets. In addition, the cost to the Fund of buying, selling and holding securities in the Chilean market may be higher than in the United States. Any higher expenses of non-U.S. investing may reduce the amount the Fund can earn on its investments and typically results in a higher operating expense ratio than for investment companies that invest only in the United States. Regulatory oversight of the Chilean securities market may differ from that of U.S. markets. There also may be difficulty in invoking legal protections across borders.

•                  Equity Securities Risk. Equity securities, such as common stock, generally represent an ownership interest in a company. The value of equity securities, including common stock, preferred stock and convertible stock, will fluctuate in response to factors affecting the particular company, as well as broader market and economic conditions.

Moreover, in the event of the company’s bankruptcy, claims of certain creditors, including bondholders, will have priority over claims of common stock holders and are likely to have varying types of priority over holders of preferred and convertible stock. Consistent with its objective, the Fund will invest a substantial portion of its assets in Chilean equity securities. Although equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the prices of equity securities, particularly common stocks, are sensitive to general movements in the stock market. The Fund’s share price can fall because of weakness in the Chilean market, a particular industry or specific holdings. The Chilean market as a whole can decline for many reasons, including adverse political or economic developments in Chile or elsewhere, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. Investments in futures and options, if any, are subject to additional volatility and potential losses.

•                  High Yield/Junk Bond Securities Risk. Although the Fund invests principally in Chilean equity securities, it may invest a substantial portion of its assets in Chilean debt securities when AAML believes that it is appropriate to do so in order to achieve the Fund’s investment objective of total return. The Fund may invest in Chilean debt securities of any rating, including high yield securities. Investment in high yield securities involves substantial risk of loss. Below investment grade non-convertible debt securities or comparable unrated securities, as determined by AAML, are commonly referred to as “junk bonds” and are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. If the Fund invests in such securities, your investment in the Fund is subject to the following specific risks:

• increased price sensitivity to changing interest rates and to a deteriorating economic environment; • greater risk of loss due to default or declining credit quality;

• adverse company-specific events are more likely to render the issuer unable to make interest and/or principal payments; and

•                  if a negative perception of the high yield market develops, the price and liquidity of high yield securities may be depressed. This negative perception could last for a significant period of time.

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments than an investment grade issuer. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security.

There are fewer dealers in the market for high yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s net asset value (“NAV”).

•                  Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s Shares and dividends can decline. Chile historically has had a volatile inflation rate, and if Chile’s inflation rate were to enter a period of extreme volatility, the value of the Fund’s holdings in Chilean securities would fluctuate correspondingly.

• Management Risk. AAML’s judgment about the attractiveness, relative value or potential appreciation of a particular security or investment strategy may prove to be incorrect.

•                  Conflicts of Interest Risk. AAML’s advisory fees are based on the lower of the Fund’s market value or NAV. Consequently, AAML will likely benefit from an increase in the Fund’s net assets resulting from this offering. In addition, a Director who is an “interested person” (as such term is defined under the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund or the portfolio manager of the Fund could benefit indirectly from this offering because of such affiliations. Currently, the Fund has no directors in this category.

•                  Currency Exchange Rate Fluctuations. The Fund invests substantially in instruments denominated in foreign currencies-primarily the Chilean peso. The Fund does not currently intend to hedge against currency risk; consequently, the Fund’s equity securities are subject to the risk that some holdings may lose value because of a decline in the value of the Chilean currency or adverse political or economic events in Chile or elsewhere. Fluctuations in the value of non-U.S. currencies relative to the U.S. dollar can adversely affect the U.S. dollar value of the Fund’s assets. A decline in the value of such a foreign currency can require the Fund to liquidate portfolio securities to pay distributions previously calculated in U.S. dollars and can increase the relevant foreign currency cost of expenses incurred in U.S. dollars. Currency exchange losses can reduce or eliminate the Fund’s ability to make ordinary income distributions.

•                  Liquidity Risk. It may be difficult for the Fund to buy and sell significant amounts of Chilean securities without an unfavorable impact on prevailing market prices. Trading on the Bolsa de Comercio de Santiago (the “Santiago Stock Exchange”), Chile’s principal stock exchange, is not as active as trading on the NYSE MKT or other major stock exchanges in the United States. Consequently, larger purchases or sales of these securities by the Fund in a short period of time may cause abnormal movements in the market prices of these securities. As a result, these securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The Fund may also have difficulty purchasing securities in companies in which the Fund would otherwise invest. Investment of the Fund’s capital in securities that are less actively traded or that over time experience decreased trading volume may restrict the Fund’s ability to take advantage of other market opportunities.

• Net Asset Value Discount. Shares of the Fund, a closed-end investment company, may trade in the market at a discount from their net asset value.

•                  Market Discount Risk. The Fund’s common stock may trade at a discount relative to NAV. See “Description of Shares” for a chart that shows how the market value of the Fund’s Shares has fluctuated compared to its NAV throughout the Fund’s history. The August 30, 2013 sale price represents a 17.84% premium over the per share NAV on the same day; however, there can be no assurance that this premium will continue after this offering or that the shares will not again trade at a discount, as they have for most of the Fund’s history. Common shares of closed-end investment companies, including the Fund, frequently trade at prices lower than their NAV. The provisions of the 1940 Act, require, as a condition to the completion of this offering, that the public offering price of the shares of common stock, less the sales load and discounts, must equal or exceed the NAV per share of the Fund’s common stock (calculated within 48 hours of pricing). An investor who buys the Fund’s common stock in the offering at a price that reflects a premium to NAV may experience a decline in the market value of these shares of common stock independent of any change in their NAV.

The market price of the Fund’s common stock may be affected by such factors as the market supply and demand of the common stock. To the best of the Fund’s knowledge, based upon filings made by the respective entities with the SEC, as of June 30, 2013, two stockholders owned approximately 19.61% of the Fund’s outstanding common stock. Any substantial dispositions or acquisitions of common stock by these investors could affect the supply or demand for, and possibly the market price of, the common stock. The Fund’s common stock is designed primarily for long-term investors, and you should not purchase shares of common stock if you intend to sell them shortly after purchase.

•                  Distribution Rate. There can be no assurance that the Board of Directors of the Fund (the “Board”) will maintain the Fund’s distribution rate at a particular level, or that the Board will continue a managed distribution policy (discussed in greater detail below). Additionally, distributions may include return of capital as well as net investment income and capital gains. A return of capital is a return to investors of a portion of their original investment in the Fund. In general terms, a return of capital would involve a situation in which a Fund distribution (or a portion thereof) represents a return of a portion of a shareholder’s investment in the Fund, rather than making a distribution that is funded from the Fund’s earned income or other profits. Although return of capital distributions may not be currently taxable, such distributions would decrease the basis of a shareholder’s Shares and therefore may increase a shareholder’s tax liability for capital gains upon a sale of Shares, even if sold at a loss to the shareholder’s original investment. If the Fund’s investments do not generate sufficient income, the Fund may be required to liquidate a portion of its portfolio to fund these distributions. See “Dividends and Distributions.”

•                  Non-Diversified Status. As a “non-diversified” investment company, the Fund can invest more of its assets in fewer issuers than an investment company that is “diversified,” exposing the Fund to greater risk. The Fund, however, is subject to Chilean laws limiting investments in a single issuer and intends to comply with the diversification requirements imposed by the U.S. Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company.

•                  Unlisted Securities Risk. The Fund may invest up to 20% of the Chilean Portfolio in unlisted Chilean securities. Because the market for unlisted securities is not liquid, it may be difficult for the Fund to sell these securities at a desirable price. Unlisted securities are not subject to the disclosure and other investor protection requirements of Chilean law applicable to listed securities.

•                  Anti-Takeover Charter Provisions. The Fund’s Articles of Incorporation and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors. Such provisions could limit the ability of stockholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Directors, advance notice requirements for stockholder proposals, and super-majority voting requirements for conversion of the Fund to an open-end investment company or certain merger, asset sale or similar transactions. In certain circumstances, these provisions might also inhibit the ability of stockholders to sell their shares at a premium over prevailing market prices.

•                  Market Disruption Risk. Certain events have had a disruptive effect on the securities markets, such as terrorist attacks (including the terrorist attacks in the United States on September 11, 2001), war and other geopolitical events, earthquakes, storms and other disasters. In addition, the equity and debt capital markets in the United States and internationally have recently experienced a financial crisis that has caused a significant decline in the value and liquidity of many securities. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks took steps to support financial markets. The withdrawal of this support could also negatively affect the value and liquidity of certain securities. The Fund cannot predict the effects of similar events in the future on the markets or economy of Chile or other countries and this market environment could make identifying investment risks and opportunities especially difficult for the Investment Adviser.

•                  Tax Risk. The Fund may invest in securities of which the federal income tax treatment may not be clear or may be subject to recharacterization by the U.S. Internal Revenue Service (the “IRS”) or the Chilean Servicio de Impuestos Internos (the “Chilean IRS”). It could be more difficult for the Fund to comply with the United States tax requirements applicable to regulated investment companies, or with the Chilean tax requirements applicable to foreign investors, if the tax characterization of the Fund’s investments or the tax treatment of the income from such investments were successfully challenged by the IRS or by the Chilean IRS.

•                  Repurchase Agreements Risk. Repurchase agreements may involve risks in the event of counterparty default or insolvency of the seller, including possible delays or restrictions with respect to the Fund’s ability to dispose of the underlying securities, and the possibility that the collateral might not be sufficient to cover any losses incurred by the Fund.

•                  Securities Lending Risk. In connection with its loans of portfolio securities, the Fund may be exposed to the risk of delay in recovery of the loaned securities or possible loss of rights in the collateral should the borrower become insolvent. The Fund also bears the risk of loss on the investment of cash collateral. There is also the risk that, in the event of default by the borrower, the collateral might not be sufficient to cover any losses incurred by the Fund. There can be no assurance that the return to the Fund from a particular loan, or from its loans overall, will exceed the related costs and any related losses.

•                  Foreign Custody. The Fund’s custodian generally holds the Fund’s non-U.S. securities and cash in non-U.S. bank sub-custodians and securities depositories — generally in Chile. Regulatory oversight of non-U.S. banks and securities depositories may differ from that in the U.S. Additionally, laws applicable to non-U.S. banks and securities depositories may limit the Fund’s ability to recover its assets in the event the non-U.S. bank, securities depository or issuer of a security held by the Fund goes bankrupt.

•                  Tax Considerations. The Fund intends to qualify and to continue to qualify as a regulated investment company under the Internal Revenue Code. If it so qualifies, it generally will be relieved of U.S. federal income tax on its investment company taxable income and net capital gains, if any, which it distributes to shareholders in accordance with requirements under the Internal Revenue Code. In order to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to minimize its U.S. federal income tax liability, it is the Fund’s policy to distribute substantially all of its net income and capital gains, if any, to shareholders. To the extent that the Fund has earnings available for distribution, its distributions in the hands of shareholders may be treated as ordinary dividend income, although certain distributions may be reported by the Fund as capital gain distributions, which would be treated as long-term capital gain, or qualified dividend income, which may be eligible for long-term capital gain tax rates for a shareholder if certain holding period rules are satisfied by the Fund and the shareholder. However, at this time, the Fund does not expect material amounts of its dividends to be treated as qualified income. Dividends and capital gains distributions paid by the Fund are not expected to qualify for the corporate dividends-received deduction. Distributions in excess of the Fund’s current and accumulated earnings and profits will first reduce a shareholder’s basis in his shares and, after the shareholder’s basis is reduced to zero, will constitute capital gains to the shareholder who holds his shares as capital assets. Subject to certain limitations imposed by the Internal Revenue Code, foreign taxes withheld from distributions or otherwise paid by the Fund may be creditable or deductible by U.S. shareholders for U.S. federal income tax purposes, if the Fund is eligible to and makes an election to treat the shareholders as having paid those taxes for U.S. federal income tax purposes. No assurance can be given that the Fund will be eligible to make this election each year, but it intends to do so if it is eligible. If the election is made, the foreign withholding taxes paid by the Fund will be includable in the U.S. federal taxable income of shareholders. Non-U.S. investors may not be able to credit or deduct the foreign taxes, but they may be deemed to have additional income from the Fund equal to their share of the foreign taxes paid by the Fund subject to U.S. withholding tax. Investors should review carefully the information discussed under the heading “Taxation” and should discuss with their tax advisers the specific tax consequences of investing in the Fund.

Investment Adviser

Aberdeen Asset Managers Limited serves as the investment adviser to the Fund (“AAML” or the “Investment Adviser”) pursuant to an advisory contract with the Fund (the “Advisory Agreement”). AAML, a Scottish company, is authorized and regulated in the U.K. by the Financial Conduct Authority and is a U.S. registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Investment Adviser is located at Bow Bells House, 1 Bread Street, London, U.K., EC4M 9HH.

The Investment Adviser is a wholly-owned subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”), which is the parent company of an asset management group managing approximately $317.9 billion in assets as of June 30, 2013 for a range of pension funds, financial institutions, investment trusts, unit trusts, offshore funds, charities and private clients, in addition to U.S. registered investment companies. The registered offices of Aberdeen PLC are located at 10 Queen’s Terrace, Aberdeen, Scotland AB 10 1 YG. Aberdeen PLC, its affiliates and subsidiaries are referred to collectively herein as “Aberdeen.” Aberdeen PLC was formed in 1983 and was first listed on the London Stock Exchange in 1991.

The Advisory Agreement provides that the Fund will pay the Investment Adviser a fee computed at the annual rate of 1.20% of the first $50 million of the Fund’s Average Weekly Base Amount (as defined below), 1.15% of amounts from $50-100 million, 1.10% of amounts from $100-150 million, 1.05% of amounts from $150-200 million and 1.00% of amounts over $200 million, calculated weekly and paid quarterly. “Average Weekly Base Amount” is defined in the Advisory Agreement as the average of the lesser of the market value of the Fund’s outstanding shares and the Fund’s net assets, determined as of the last trading day of each week during a quarter. Effective March 6, 2013, the Investment Adviser has contractually agreed to waive 0.21% of the annual advisory fee based on the Fund’s Average Weekly Base Amount, calculated weekly and paid quarterly. The contractual advisory fee waiver shall continue in effect until March 1, 2014, unless otherwise agreed by the Investment Adviser and the Fund. Prior to March 6, 2013, the Investment Adviser voluntarily waived an equal portion of its advisory fee.

Portfolio Managers

The Fund is managed by the Global Emerging Markets Team. The following persons have the most significant responsibility for the day-to-day management of the Fund’s portfolio— Devan Kaloo, Head of Emerging Markets; Fiona Manning, CFA, Investment Manager; Andy Brown, CFA, Investment Manager; Stephen Parr, Investment Manager; and Nick Robinson, CFA, Investment Manager. See “Management of the Fund—Portfolio Management.”

Administrator

Brown Brothers Harriman & Co. (“BBH & Co.”), 40 Water Street, Boston, MA 02109, is U.S. administrator for the Fund and certain other U.S. registered closed end funds advised by AAML and its affiliates (the “Funds”). The Funds pay BBH & Co. monthly for administrative and fund accounting services, at an annual rate of .02% of the Funds’ aggregate assets up to $250 million, .015% for the next $250 million, and .01% in excess of $500 million. Each Fund pays its pro rata portion of the fee based on its level of assets.

BTG Pactual Chile S.A. Administradora de Fondos de Inversión de Capital Extranjero (formerly, Celfin Capital S.A. Administradora de Fondos de Capital Extranjero) (“BTG Pactual Chile,” and collectively with BBH & Co., the “Administrator”) serves as the Fund’s Chilean administrator. For its services, BTG Pactual Chile is paid a fee, out of the advisory fee payable to AAML that is calculated weekly and paid quarterly at an annual rate of 0.05% of the Fund’s average weekly market value or net assets (whichever is lower). In addition, BTG Pactual Chile receives a supplemental administration fee paid by AAML and an annual reimbursement of out-of-pocket expenses and an accounting fee. See “Management of the Fund—Administrator.”

Custodian	BBH & Co., 40 Water Street, Boston, MA 02109, acts as the Fund’s custodian. See “Management of the Fund—Custodian.”

Transfer Agent	Computershare Trust Company, N.A., 250 Royall Street, Canton, MA 02021, serves as the Fund’s stock transfer agent and dividend paying agent. See “Management of the Fund—Transfer Agent.”

Dividends and Distributions

The Board of Directors has implemented a managed distribution policy of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four quarter-end net asset values. The current rolling distribution rate is 10%, but this rate may be changed by the Board in response to, among other things, market conditions. The distributions are made from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital. Any distributions made from paid-in-capital would represent a return of a stockholder’s original investment in the Fund. A return of capital to stockholders would reduce the Fund’s net asset value and, over time, potentially increase the Fund’s expense ratio. A return of capital reduces the amount of a stockholder’s tax basis in such stockholder’s shares. When a stockholder sells shares in the Fund, the amount, if any, by which the sales price exceeds the stockholder’s basis in the Fund’s shares is gain subject to tax. There can be no assurance that the Board will continue a managed distribution policy. See “Dividends and Distributions.”

The exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, December 31. Under Section 19 of the 1940 Act, the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated. Based on generally accepted accounting principles, for the semi-annual period ended June 30, 2013, which includes the distribution payable on July 12, 2013, referenced in the “Financial Highlights”, the Fund estimates that the distributions consisted of 14% net investment income, 1% short-term capital gains, 34% net realized long-term capital gains and 51% return of capital.

The Fund’s policy is to distribute at least annually to its stockholders substantially all of its net investment income. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including capital loss carryover); however, it currently expects to distribute any excess annually to its stockholders.

Dividends, interest and net realized capital gains may be remitted out of Chile at any time, subject to a 10% Chilean tax. The 10% Chilean tax is not applicable to capital gains from the sale of shares of open corporations fulfilling certain requirements, from publicly traded bonds issued by certain entities or companies, or from mutual fund quotas, provided certain requirements are met. No tax is applied against remittances of capital after the five-year investment period required by Chilean law, provided that if the Fund’s Taxable Profit Fund (Fondo de Utilidades Tributables) has retained taxable or financial earnings that have not been distributed, then a remittance of capital is applied first to such retained earnings subject to the 10% tax. Once the retained earnings have been remitted, then the repatriated capital is not subject to tax. See “Taxation — Chilean Taxes.”

Dividend Reinvestment and Direct Stock Purchase Plan

Computershare Trust Company, N.A. sponsors and administers a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is available to shareholders. Additional information about the Plan and a brochure that includes the terms and conditions of the Plan may be obtained at www.computershare.com/buyaberdeen or by calling Computershare Trust Company, N.A. at 1-800-647-0584. For both purchases and reinvestment purposes, shares acquired through the Plan will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

Taxation

Withholding and/or other taxes may apply in the countries in which the Fund invests, which will reduce the Fund’s cash return in those countries. The Fund intends to elect, when eligible, to “pass-through” to the Fund’s shareholders the ability to claim (subject to limitations) a deduction or credit for the amount of foreign income and similar taxes paid by the Fund. Tax considerations for an investor in the Fund are summarized under “Taxation.” See also “Risks and Special Considerations.”

SUMMARY OF FUND EXPENSES

Shareholder Transaction Expenses
Maximum Sales Load (as a percentage of offering price)(1)	—%
Offering Expenses (as a percentage of offering price)(1)	—%
Dividend Reinvestment and Cash Purchase Plan Fees(2)	None
Annual Operating Expenses (as a percentage of average net assets attributable to the Fund’s common stock)
Management Fee(3)	1.14%
Other Expenses(4)(5)	0.63%
Total Annual Operating Expenses(6)	1.77%

(1)         If the Shares are sold or through underwriters, the Prospectus Supplement will set forth any applicable sales load and the estimated offering expenses.

(2)         If you participate in the Dividend Reinvestment and Direct Stock Purchase Plan sponsored and administered by Computershare Trust Company, N.A., you will be subject to any fees imposed by Computershare Trust Company, N.A.

(3)         See “Management of the Fund—The Investment Adviser” for additional information. The management fee excludes taxes paid by the Fund.

(4)         “Other Expenses” have been estimated for the current fiscal year.

(5)         Includes an administration fee of 0.02% of average net assets attributable to the Fund’s common stock. See “Management of the Fund - Administrator” for additional information.

(6)         The Investment Adviser has contractually agreed to waive 0.21% of the annual advisory fee based on the Fund’s Average Weekly Base Amount, calculated weekly and paid quarterly.  The “Average Weekly Base Amount” is defined as the average of the lesser of the market value of the Fund’s outstanding shares and the Fund’s net assets, determined as of the last trading day of each week during a quarter.  The net total annual operating expenses after applying the advisory fee waiver is 1.56%.  The contractual advisory fee waiver shall continue in effect until March 1, 2014, unless otherwise agreed by the Investment Adviser and the Fund.

Example

An investor would pay the following expenses on a $1,000 investment in the Fund, assuming a 5% annual return:

One Year	Three Years	Five Years	Ten Years
$16	$49	$85	$185

The above table and example are intended to assist investors in understanding the various costs and expenses directly or indirectly associated with investing in Shares of the Fund. The “Example” assumes that all dividends and other distributions are reinvested at net asset value and that the percentage amounts listed in the table above under Total Annual Operating Expenses remain the same in the years shown. The above table and example and the assumption in the example of a 5% annual return are required by regulations of the SEC that are applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund’s Shares. For more complete descriptions of certain of the Fund’s costs and expenses, see “Management of the Fund” and “Expenses.”

The example should not be considered a representation of past or future expenses, and the Fund’s actual expenses may be greater than or less than those shown. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance. Information is shown for the Fund’s last ten fiscal years and most recent fiscal half-year. Certain information reflects financial results for a single Fund Share. The following information (other than the information presented for the six months ended June 30, 2013) has been audited by PricewaterhouseCoopers LLP (“PwC”), independent registered public accounting firm for the Fund. The report of PwC for the fiscal year ended December 31, 2012, together with the financial statements of the Fund, are included in the Fund’s December 31, 2012 Annual Report, and the Fund’s unaudited financial statements are included in the Fund’s June 30, 2013 Semi-Annual Report and are incorporated by reference into the SAI, which is available upon request.

			For the Fiscal Years Ended December 31,
	6/30/2013		2012	2011	2010	2009	2008	2007
PER SHARE OPERATING PERFORMANCE (a)
Net asset value, beginning of period	$15.05		$14.49	$22.05	$18.77	$11.05	$18.78	$17.33

Net investment income	0.11		0.13	0.16	0.04	0.11	0.20	0.11
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	(1.63)		2.02	(4.89)	6.64	8.68	(7.01)	3.85

Net increase/(decrease) in net assets resulting from operations	(1.52)		2.15	(4.73)	6.68	8.79	(6.81)	3.96
Dividends and distributions to shareholders:
Net investment income	(0.77)		(0.13)	(0.13)	(0.01)	(0.33)	(0.16)	(0.12)
Net realized gain	—		(1.47)	(2.75)	(3.45)	(0.74)	(0.76)	(2.39)

Total dividends and distributions to shareholders	(0.77)		(1.60)	(2.88)	(3.46)	(1.07)	(0.92)	(2.51)
Anti-dilutive impact due to capital shares tendered	—		—	—	0.06	—	—	—
Increase to Net Assets Value due to shares issued through shelf offering	—		0.01	0.05	—	—	—	—
Net asset value, end of period	$12.76		$15.05	$14.49	$22.05	$18.77	$11.05	$18.78
Market value, end of period	$13.30		$15.09	$15.04	$22.67	$17.90	$9.82	$22.00

Total Investment Return Based on: (b)
Market value	(6.89)%		10.74%	(22.72)%	49.48%	93.78%	(51.78)%	49.56%
Net asset value	(10.44)%	(f)	14.64% (f)	(23.45)%	38.65%	80.58%	(36.43)%	24.65%

Ratio/Supplementary Data
Net assets, end of period (000 omitted)	$119,810		$141,305	$134,469	$168,153	$190,851	$112,362	$190,448
Average net assets (000 omitted)	$140,713		$145,864	$153,354	$176,275	$156,471	$175,102	$206,623
Ratio of expenses to average net assets, net of fee waivers(c)	1.87%	(d)	1.75%	1.86%	2.07%	1.94%	1.89%	1.79%
Ratio of expenses to average net assets, excluding fee waivers(c)	2.08%	(d)	1.97%	2.00%	2.20%	2.02%	1.89%	1.79%
Ratio of expenses to average net assets, excluding taxes net of fee waivers	1.53%	(d)	1.50%	1.60%	1.84%	1.58%	1.50%	1.56%
Ratio of net investment income to average net assets	1.44%	(d)	0.82%	0.88%	0.21%	0.71%	1.13%	0.55%
Portfolio turnover rate	0.15%	(e)	7.68%	7.30%	41.45%	12.77%	27.33%	23.29%

(a) Based on average shares outstanding

(b) Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each reporting period. Dividends and distributions, if any, are assumed, for purposes of reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(c)Ratios include the effect of Chilean taxes.

(d) Annualized

(e) Not annualized

(f) The total return shown above includes the impact of financial statement rounding of the NAV per share.

	For the Fiscal Years Ended December 31,
	2006	2005	2004	2003
PER SHARE OPERATING PERFORMANCE (a)
Net asset value, beginning of year	$14.16	$15.68	$14.48	$8.39

Net investment income	0.01	0.11	0.16	0.07
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	4.28	2.71	3.27	6.47

Net increase/(decrease) in net assets resulting from operations	4.29	2.82	3.43	6.54
Dividends and distributions to shareholders:
Net investment income	(0.03)	(0.07)	(0.47)	(0.08)
Net realized gain	(1.09)	(4.27)	(1.76)	(0.37)

Total dividends and distributions to shareholders	(1.12)	(4.34)	(2.23)	(0.45)
Anti-dilutive impact due to capital shares tendered	—	—	—	—
Increase to Net Assets Value due to shares issued through shelf offering	—
Net asset value, end of year	$17.33	$14.16	$15.68	$14.48
Market value, end of year	$16.92	$17.65	$13.99	$14.10

Total Investment Return Based on: (b)
Market value	2.35%	57.74%	14.93%	100.72%
Net asset value	30.66%

Ratio/Supplementary Data
Net assets, end of year (000 omitted)	$175,680	$143,603	$158,983	$146,839
Average net assets (000 omitted)	$153,963
Ratio of expenses to average net assets(c)	2.14%	1.82%	1.85%	1.74%
Ratio of expenses to average net assets, excluding fee waivers(c)	2.14%
Ratio of expenses to average net assets, excluding taxes	1.91%	1.57%	1.62%	1.74%
Ratio of net investment income to average net assets	0.05%	0.69%	1.12%	0.65%
Portfolio turnover rate	19.95%	37.48%	35.54%	31.94%

(a) Based on average shares outstanding.

(b) Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each reporting period. Dividends and distributions, if any, are assumed, for purposes of reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(c)Ratios include the effect of Chilean taxes.

USE OF PROCEEDS

The Fund anticipates that it will be able to invest substantially all of the net proceeds of the offering in accordance with its investment objectives and policies within approximately 60 days after completion of the offering. Pending such investment, the Fund anticipates investing the proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments.

THE FUND

The Fund is a non-diversified, closed-end management investment company registered under the 1940 Act. The Fund is designed for investors seeking experienced professional management of a portfolio of Chilean securities. An investment in the Fund may not be appropriate for all investors and should not be considered to be a complete investment program. An investment in the Fund involves risks that you should consider before purchasing Shares. See “Risks and Special Considerations.” The Fund’s principal office is located at 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103.

DESCRIPTION OF SHARES

The Fund, which was incorporated under the laws of the State of Maryland on January 30, 1989, is authorized to issue 100,000,000 shares, $0.001 par value per share. As of the date of this Prospectus, the Fund has not issued any shares of preferred stock and the Board of Directors has no present intention to issue shares of preferred stock. All references to “stock” or “shares” herein refer to common stock, unless otherwise indicated. Each share of common stock has equal voting, dividend, distribution and liquidation rights. The Shares outstanding are, and, when issued, the Shares offered by this Prospectus will be, fully paid and non-assessable. Shares are not redeemable and have no preemptive, conversion or cumulative voting rights. The number of Shares outstanding as of August 30, 2013 was 9,386,497.

The Fund’s outstanding Shares are, and when issued, the Shares offered by this Prospectus will be, publicly held and listed and traded on the NYSE MKT. The Fund determines its net asset value on a daily basis. The following table sets forth, for the quarters indicated, the highest and lowest daily closing prices on the NYSE MKT per share of common stock, and the net asset value per share and the premium to or discount from net asset value, on the date of each of the high and low market prices. The table also sets forth the number of Shares traded on the NYSE MKT during the respective quarters.

	NAV per Share on Date of Market Price High and Low (1)		NYSE MKT Market Price per Share(2)		Premium/(Discount) on Date of Market Price High and Low(3)		Trading
During Quarter Ended	High	Low	High	Low	High	Low	Volume(4)

June 30, 2011	21.07	19.98	22.30	20.66	5.84%	3.40%	2,852,487
September 30, 2011	20.64	13.73	21.52	14.15	4.26%	3.06%	4,490,497
December 31, 2011	16.32	12.47	17.40	13.12	6.62%	5.21%	4,709,374
March 31, 2012	16.81	14.63	19.23	15.10	14.40%	3.21%	3,802,019
June 30, 2012	17.09	14.46	19.15	13.81	12.05%	(4.50)%	3,504,139
September 30, 2012	15.57	14.69	16.15	14.86	3.76%	1.16%	2,881,657
December 31, 2012	15.38	14.90	15.48	14.75	0.65%	(1.01)%	1,980,107
March 31, 2013	15.56	15.51	16.18	15.18	3.98%	(2.13)%	1,833,904
June 30, 2013	15.13	12.46	15.54	12.96	2.74%	4.01%	2,287,508

(1)                                 Based on the Fund’s computations.

(2)                                 Source: The NYSE MKT Equities.

(3)                                 Based on the Fund’s computations.

(4)                                 Source: Bloomberg.

On August 30, 2013, the per Share NAV was $11.60 and the per Share market price was $13.67, representing a 17.84% premium over such NAV.

The Fund’s Shares have traded in the market below, at and above net asset value since the commencement of the Fund’s operations. The Fund cannot determine the reasons why the Fund’s Shares trade at a premium to or discount from net asset value, nor can the Fund predict whether its Shares will trade in the future at a premium to or discount from net asset value, or the level of any premium or discount. Shares of closed-end investment companies frequently trade at a discount from net asset value.

The following information regarding the Fund’s authorized shares is as of August 30, 2013.

Title of Class	Amount Authorized	Amount Held by Fund for its own Account	Amount Outstanding Exclusive of Amount held by Fund
Common Stock	100,000,000	0	9,386,497

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek total return, consisting of capital appreciation and income, by investing primarily in Chilean securities. There can be no assurance that the Fund’s investment objective will be achieved. At the Fund’s inception, the Fund adopted a fundamental investment policy that the Fund will invest primarily in Chilean equity and debt securities. That fundamental policy may only be changed upon the affirmative vote of the holders of a majority of the Fund’s outstanding voting securities.  A “majority of the Fund’s outstanding voting securities” as used in this Prospectus means the lesser of (a) 67% or more of the shares of the Fund’s common stock present at a meeting of stockholders, if the holders of 50% of the outstanding shares are present or represented by proxy at the meeting, or (b) more than 50% of the outstanding shares. The Chilean Portfolio, under normal conditions, will consist principally of Chilean equity securities.

The Fund’s Board of Directors has adopted a non-fundamental investment policy for the Fund, pursuant to which the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in Chilean securities. If the Board of Directors elects to change this 80% policy, the Fund will provide shareholders with at least 60 days’ prior notice.

The Fund is designed for investors who want to participate in the Chilean securities markets. The Fund defines Chilean securities as (a) securities of companies, the principal trading market for which is in Chile, (b) securities issued or guaranteed by the Republic of Chile or the Central Bank of Chile, (c) peso-denominated securities issued by companies to finance operations in Chile or (d) securities of companies that derive more than 50% of their revenues or profits from goods or services produced in Chile or sales made in Chile or have more than 50% of their assets in Chile.

Chilean equity securities in which the Fund invests consist predominantly of common stocks, although the Fund may also invest to a limited extent in preferred stocks, convertible securities and, to the extent a market exists for them and investing in them is permitted under Chilean law, warrants.

INVESTMENT POLICIES

The Fund intends its Chilean Portfolio, under normal market conditions, to consist principally of Chilean equity securities. A substantial portion of the equity securities acquired by the Fund are expected to be dividend-paying securities. Chilean companies listed on the stock exchanges are required by law to pay out as dividends at least 30% of annual audited net income, unless shareholders approve a lower dividend distribution. The Fund, however, may invest a substantial portion of its assets in Chilean debt securities when the Investment Adviser believes that it is appropriate to do so in order to achieve the Fund’s investment objective. The Investment Adviser expects to do so, for example, when interest rates on Chilean debt securities are high in comparison with anticipated returns on equity securities. Chilean equity securities in which the Fund invests consist predominantly of common stocks, although the Fund may also invest to a limited extent in preferred stocks, convertible securities and, to the extent a market exists for them and investing in them is permitted under Chilean law, warrants.

The Fund may invest up to 20% of the Chilean Portfolio in unlisted Chilean securities, including investments in new and early-stage companies, provided that not more than 3% of the Chilean Portfolio may be invested in unlisted securities of Chilean companies that, at the time of investment, had less than one year of operations, including operations of predecessor companies. The Fund invests only in unlisted equity securities that, in the opinion of the Investment Adviser, present opportunities for substantial growth over a period of two to five years, notwithstanding that such investments may be illiquid and may present risks not normally existing in publicly owned, more established companies with possibly higher market capitalizations.

Although the Fund invests principally in Chilean equity securities, it may also invest a substantial portion of its assets in Chilean debt securities. Chilean debt securities that the Fund may acquire include bonds, notes and debentures of any maturity of the Chilean government, its agencies and instrumentalities, of the Central Bank of Chile and of banks and other companies determined by the Investment Adviser to be suitable investments for the Fund (including repurchase agreements with respect to obligations of the Chilean government or the Central Bank of Chile). In selecting securities, the Investment Adviser considers the ratings of securities by the public and private credit rating services in Chile, although the Investment Adviser may invest in securities of companies that it determines to be suitable investments for the Fund regardless of their rating. The Fund may invest up to 35% of the Chilean Portfolio in high yield securities. The Fund may not, however, invest more than 5% of the Chilean Portfolio in Chilean debt securities rated C or below by Chilean rating agencies or unrated securities that the Investment Adviser believes to be of comparable quality. Chilean debt securities rated above C have at least a good capacity to pay principal and interest when due, although some of them may be susceptible to being adversely affected by changes in the issuer, the relevant industry or the economy generally. Because interest on most Chilean debt securities is inflation-adjusted, the variation in the value of Chilean debt securities in relation to fluctuations in the value of the Chilean peso tends to be less than would otherwise be the case. Chilean debt securities rated C or below are instruments with an inadequate capacity to pay capital and interest as a result of changes in the issuer, in the industry to which it belongs, or in the economy, and exhibit some probability of lateness in payments or loss of interest. The yields on lower-rated fixed-income securities generally are higher than the yield available on higher-rated securities. However, investments in lower-rated securities may be subject to greater market fluctuations and greater risks of loss of income or principal than higher-rated securities. Chilean securities are rated by a number of both public and private credit rating agencies.

Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the Fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher-rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility. If the Fund invests in high yield securities that are rated C or below, the Fund will incur significant risk. Distressed securities frequently do not produce income while they are outstanding.

To the extent consistent with provisions of the 1940 Act and any administrative exemptions granted by the SEC, the Fund may invest in the securities of other investment companies that invest in Chilean securities. Absent special relief from the SEC, the Fund may invest up to 10% of its total assets in shares of other investment companies and up to 5% of its total assets in any one investment company, as long as that investment does not represent more than 3% of the voting stock of the acquired investment company. As a stockholder in any investment company, the Fund will bear its ratable share of the company’s expenses, and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested.

The Fund will not invest 25% or more of its total assets in the securities of companies in the same industry, although the Fund may invest in U.S. government securities without regard to this limitation. In selecting industries and companies for investment by the Fund, the Investment Adviser will consider factors such as overall growth prospects, competitive positions in domestic and export markets, technology, research and development, productivity, labor costs, raw material costs and sources, profit margins, return on investment, capital resources, government regulation and management. This policy may only be changed upon the affirmative vote of the holders of a majority of the Fund’s outstanding voting securities.

The Fund purchases and holds securities with a view toward maximizing the total return to the Fund and does not expect to trade in securities for short-term gain. For cash management purposes, the Fund may invest up to 25% of its net assets in certain short-term investments described below and, for temporary defensive purposes, may invest up to 100% of its assets in those short-term instruments. The prohibition on repatriating capital within five years after capital is brought into Chile may limit the Fund’s ability to make defensive investments during a period in which the Investment Adviser believes that such investments are warranted.

The short-term instruments in which the Fund may invest include (a) obligations of the United States government, its agencies or instrumentalities (including repurchase agreements with respect to these securities); (b) bank obligations (including certificates of deposit, time deposits and bankers’ acceptances) of United States and foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies, banks and other financial institutions, governments and their agencies and instrumentalities and corporations located in countries that are members of the Organization for Economic Cooperation and Development (the “OECD”); (d) obligations of United States corporations that are rated no lower than A-2 by the Standard & Poor’s, a subsidiary of The McGraw-Hill Companies, Inc. or P-2 by Moody’s Investors Service, Inc., or the equivalent from another rating service or, if unrated, deemed to be the equivalent by the Investment Adviser; and (e) shares of money market funds that may invest in (a) through (d).

The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates. the Investment Adviser generally does not seek to hedge against a decline in the value of the Fund’s non-dollar denominated portfolio securities resulting from a currency devaluation or fluctuation. As a consequence, the Fund’s investment performance may be negatively affected by a devaluation of the Chilean peso. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in the Chilean peso will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. Therefore, the risk of currency devaluations and fluctuations and the effect they may have on the Fund should be carefully considered by investors in determining whether to purchase shares of the Fund.

The Fund reserves the right to conduct currency exchange transactions through entering into forward contracts to purchase or sell currency or currency futures contracts should suitable hedging instruments become available on acceptable terms.

Certain investment policies that the Fund has adopted are “fundamental” policies; that is, these policies may only be changed upon the affirmative vote of the holders of a majority of the Fund’s outstanding voting securities. These fundamental policies are described in the section captioned “Investment Restrictions.” Unless otherwise indicated, the investment policies described above are not “fundamental” and may be changed by the Fund at any time.

Repurchase Agreements

The Fund may enter into repurchase agreements with banks and broker-dealers when it deems it advisable. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually no more than one week) subject to the obligations of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). The Investment Adviser will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price. Under the 1940 Act, repurchase agreements are considered to be loans made by the Fund which are collateralized by the securities subject to repurchase. See also “Risks and Special Considerations.”

Loans of Portfolio Securities

The Fund’s investment policies permit the Fund to enter into securities lending agreements. Under such agreements, the Fund may lend to borrowers (primarily banks and broker-dealers) portfolio securities with an aggregate market value of up to one-third of the Fund’s total assets when it deems advisable. Any such loans must be secured by collateral (consisting of any combination of cash, U.S. government securities, irrevocable bank letters of credit or other high quality debt securities) in an amount at least equal, on a daily marked-to-market basis, to the current market value of the securities loaned. Cash collateral will be invested by the lending agent in short-term instruments, money market mutual funds or other collective investment funds, and income from these investments will be allocated among the Fund, the borrower and the lending agent. The Fund may terminate a loan after such notice period as is provided for the particular loan. The Fund will receive from the borrower amounts equivalent to any cash payments of interest, dividends and other distributions with respect to the loaned securities, although the tax treatment of such payments may differ from the treatment of distributions paid directly by the issuer to the Fund. The Fund also has the option to require non-cash distributions on the loaned securities to be credited to its account. The terms of the Fund’s lending arrangement includes provisions to permit the Fund to vote the loaned securities. See also “Risks and Special Considerations.”

Foreign Investments in Chile

The Central Bank of Chile is responsible for, among other things, monetary policies and for exchange controls in Chile. According to its regulations, contained in the Compendio de Normas de Cambios Internacionales of the Central Bank of Chile, foreign investments must be carried out through Chile’s Mercado Cambiario Formal, or the Formal Exchange Market, and reported to the Central Bank of Chile. The Formal Exchange Market includes all commercial banks and certain exchange houses and stock broker dealers authorized by the Central Bank pursuant to Chapter III of the Compendio de Normas de Cambios Internacionales. In accordance with the Central Bank of Chile regulations, foreign currency payments or remittances abroad (outside of Chile) or made with funds held abroad, that correspond to capital, interest, inflation adjustments, profits, dividends or other benefits, must be carried out through the Formal Exchange Market and reported to the Central Bank of Chile. No prior approval is currently required from the Central Bank of Chile to carry out foreign investments or to make remittances abroad, although such transactions must be reported to the Central Bank of Chile after they have been carried out by the Formal Exchange Market entity through which such transactions were made.

Foreign investments can be registered with the Foreign Investment Committee under Decree Law No. 600 of 1974 (as amended) (“Decree Law 600”). Decree Law 600 sets forth the general rules applicable to foreign investors and governs new foreign investment in freely convertible currency, which must be made through the Formal Exchange Market, as well as in assets, technology and investment-related credits and capitalized earnings with a right to transfer abroad. The Foreign Investment Committee, acting through its authorized representative on behalf of the Republic of Chile, enters into a contract with each foreign investor (the “Foreign Investment Agreement”), which stipulates, among other rights and obligations, the time period in which the investments must be made. In the case of mining investments, the period is generally eight years; in all others, generally three years. A foreign closed-end fund can apply to the SVS for authorization to operate under Law No. 18,657 as a foreign capital investment fund. A fund so authorized is thus subject to all of the principles and rights established in Decree Law 600, as well as to the specific rules contained in Law No. 18,657. General rules concerning repatriation of capital and earnings are contained in Decree Law 600 and Law No. 18,657. Under either statute, foreign capital funds may remit out of Chile dividends, interest or net realized capital gains at any time. Capital, however, may only be repatriated five years after its entrance into Chile pursuant to Law No. 18,657.

The Fund, as an approved foreign investment capital fund under Law 18,657 and Decree Law 600, and as it is established in each Foreign Investment Agreement, is authorized to purchase foreign currency in the Chilean foreign exchange markets for the purpose of remitting dividends, interest and net realized capital gains abroad pursuant to investment contracts entered between the Fund and the Republic of Chile. Although there is no undertaking by the Central Bank that there will be willing vendors of foreign exchange, the Fund will be treated the same as all other participants in the foreign exchange market.

Diversification rules under Law No. 18,657 provide that investors such as the Fund may not hold more than 5% of any Chilean issuer’s voting stock (subject to an increase to up to 10% for newly-issued shares, including through the exercise of preemptive rights) and not more than 10% of the Chilean Portfolio may be invested in securities issued or guaranteed by any single Chilean issuer (other than securities issued or guaranteed by the Chilean government or by the Central Bank of Chile). Further, at least 80% of the Chilean Portfolio must be invested in shares of Chilean companies or the Chilean government or in debt obligations of Chilean companies or the Chilean government, the maturity of which at the date of purchase exceeds four years, with not less than 60% of the Chilean Portfolio invested in shares of open corporations.

Not more than 40% of the Fund’s total portfolio may be invested in securities issued or guaranteed by entities belonging to the same entrepreneurial group. An “entrepreneurial group” is defined as any group of entities where links in respect to their ownership, administration or credit responsibility exist that make it reasonable to assume that the economic and financial performance of its members is guided by or subordinated to the group’s common interest or that there are shared financial risks in credits granted to them or in the acquisition of securities issued by them.

If any of these percentage limitations is exceeded, the SVS will require that the excess be corrected during a specific period of between 60 and 180 days. The excess can be corrected by a sale of the amount of securities causing the limitations to be exceeded, by a purchase of securities of other issuers or by the fluctuation in value of one or more of the Fund’s portfolio holdings. Failure to achieve compliance during the applicable time period would result in the Fund becoming subject to regular Chilean tax rates for foreign investors at the end of the period for correcting the excessive investment, as well as to other penalties. The Chilean diversification tests are applied at cost at the time of investment.

Law No. 18,657 provides that the Fund, together with all other foreign capital investment funds subject to that law, may not own in the aggregate, directly or indirectly, more than 25% of the shares issued by any listed or unlisted corporation. Because other funds that are subject to Law No. 18,657 also make investments in Chile, available investment opportunities for the Fund may be reduced, which may adversely affect the Fund’s ability to achieve its investment objective and its performance. In order to avoid the risk of having to sell shares at an inopportune time, the Fund will seek to ascertain the extent of holdings by any other foreign capital investment fund subject to Law No. 18,657 prior to making an investment, although this information may not be available or, if available, may not be obtainable on a timely basis.

Should any investment restriction imposed by Law No. 18,657 be removed or liberalized, the Fund reserves the right to invest accordingly, without stockholder approval, except to the extent that such investment conflicts with the Fund’s investment objective or its fundamental investment restrictions.

Except for the diversification rules described above for entities such as the Fund operating under Law No. 18,657, there are generally no percentage limitations on foreign holdings or restrictions applicable to foreign ownership of local enterprises and joint ventures that are not also applicable to Chilean investors. Foreign investors are prohibited, however, from owning television stations and are limited in their ability to own newspaper publishers, other media entities and a limited number of other types of companies. Neither Chilean nor foreign investors may make certain types of investments near the country’s borders or engage in uranium mining (except through contracts with the government), and certain other activities require the receipt of a government license. In addition, the Fund has agreed with the Chilean government not to acquire unlisted shares of corporations that are foreign capital investment funds, brokers, stock exchanges or companies that are related to the Chilean administrator for the Fund, BTG Pactual Chile S.A. Administradora de Fondos de Inversion de Capital Extranjero (“BTG Pactual Chile,” formerly, Celfin Capital S.A. Administradora de Fondos de Capital Extranjero).

The Investment Adviser intends for the Fund to comply with the diversification limitations and other investment restrictions to which it is subject and believes that, under current market conditions, doing so will not significantly adversely affect the Fund’s ability to achieve its investment objective. If the Fund fails to comply with these restrictions after the expiration of the period set forth in the notice of its noncompliance, the tax rate applicable to remittances of amounts exceeding original capital would be lost with respect to subsequent remittances and a tax at a current effective rate up to 35% (determined after taking into account Chilean withholding taxes and tax credits applicable to such withholding tax) on amounts distributed or remitted out of Chile would be imposed on such amounts. If the Fund’s favorable tax treatment were forfeited, the Fund nonetheless would continue to be prohibited from repatriating capital out of Chile during the five years after the capital is brought into Chile.

INVESTMENT RESTRICTIONS

The following restrictions are fundamental policies, which cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. In the event that the Fund issues preferred shares, changes in investment restrictions would also require approval by a majority of the outstanding preferred shares, voting as a separate class. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in a percentage resulting from changing values will not be considered a violation.

The Fund may not:

1.                                      Invest 25% or more of the total value of its assets in a particular industry. This restriction does not apply to investments in United States government securities.

2.                                      Issue senior securities, borrow or pledge its assets, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and may also pledge its assets to secure such borrowings; provided that the Fund may borrow from a bank an amount not exceeding 33 1/3% of its total assets (not including the amount borrowed) for the purpose of (a) obtaining amounts necessary to make distributions for qualification as a registered investment company or to avoid imposition of an excise tax under United States tax laws and (b) to pay Fund expenses outside Chile, and not for the purpose of leveraging. Additional investments may not be made when borrowings exceed 5% of the Fund’s total assets.

3.                                      Lend money to other persons except through the purchase of debt obligations and the entering into of repurchase agreements in the United States or Chile consistent with the Fund’s investment policies.

4.                                      Make short sales of securities or maintain a short position in any security.

5.                                      Purchase securities on margin, except such short-term credits as may be necessary or routine for the clearance or settlement of transactions and the maintenance of margin with respect to forward contracts or other hedging transactions.

6.                                      Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

7.                                      Purchase or sell commodities or real estate, except that the Fund may invest in securities secured by real estate or interests in real estate or in securities issued by companies, including real estate investment trusts, that invest in real estate or interests in real estate, and may purchase and sell forward contracts on foreign currencies to the extent permitted under applicable law.

Additional Chilean Restrictions

In addition to the foregoing restrictions, the Fund is subject to Law No. 18,657, which limits the Chilean Portfolio to:

1.                                      Shares of Chilean “open corporations,” i.e., corporations that publicly offer their shares;

2.                                      Securities issued or guaranteed by the Chilean government;

3.                                      Securities issued by the Central Bank of Chile;

4.                                      Securities issued or guaranteed by Chilean banks or financial institutions;

5.                                      Letters of credit issued by Chilean banks, financial institutions or other authorized entities;

6.                                      Bonds and negotiable instruments registered in the Chilean Securities Register;

7.                                      Quotas of investment funds; and

8.                                      Other securities duly authorized by the SVS.

In this regard, the SVS, through Communication No. 908, authorized the Fund (and has authorized other entities operating under Law No. 18,657) to make the following investments:

(a)         Securities of unlisted corporations. The Fund may invest up to 20% of the Chilean Portfolio in these instruments. The Fund has voluntarily adopted a policy of limiting, to not more than 3% of the Chilean Portfolio, its investments in unlisted securities of Chilean corporations that, at the time of the investment, had less than one year of operations, including operations of predecessor companies.

(b)         Forward and swap transactions. Under Communication No. 908, the maximum amount at any time that the Fund may invest in these types of transactions shall be equal the net value of its assets.

(c)          Futures on FX or IPSA. Under Communication No. 908, the investment in these instruments may not exceed a 10% of the Fund’s assets, valued at market price.

(d)         Repurchase transactions, provided, however, that they are made on debt securities held in the Fund’s portfolio.

(e)          Mutual funds shares. Under Communication No. 908, the Fund may invest up to 10% of the Chilean Portfolio in these instruments.

(f)           Investment funds shares. Under Communication No. 908, the Fund may invest up to 10% of the Chilean Portfolio in these instruments.

Diversification rules under Law No. 18,657 provide that the Fund may not hold more than 5% of any Chilean issuer’s voting stock (subject to an increase of up to 10% for newly-issued shares, including through the exercise of preemptive rights) and not more than 10% of the Chilean Portfolio may be invested in securities issued or guaranteed by a single Chilean issuer (other than securities issued or guaranteed by the Chilean government or by the Central Bank of Chile). Further, at least 80% of the Chilean Portfolio must be invested in shares or debt obligations of Chilean companies or the Chilean government, the maturity of such debt obligations at the date of purchase must not exceed four years, with not less than 60% of the Chilean Portfolio invested in shares of open corporations.  Additionally, not more than 40% of the Fund´s total portfolio may be invested in securities issued or guaranteed by entities belonging to the same entrepreneurial group.

Law No. 18,657 provides that the Fund, together with all other foreign capital investment funds subject to that law, may not own in the aggregate, directly or indirectly, more than 25% of the shares issued by any listed or unlisted corporation. If the 25% limitation is exceeded, the foreign capital investment fund that made the purchase causing the limit to be exceeded must divest the excess shares within a 60- to 180-day period prescribed by the SVS. As other funds subject to Law No. 18,657 make investments in Chile, available investment opportunities for the Fund may be reduced, which may adversely affect the Fund’s ability to achieve its investment objective and its performance. In order to avoid the risk of having to sell shares at an inopportune time, the Fund will seek to ascertain the extent of holdings by any other foreign capital investment fund subject to Law No. 18,657 prior to making an investment, although this information may not be available or, if available, may not be obtainable on a timely basis.

Pursuant to Law No. 18,657, the Fund is prohibited from borrowing money in Chile.

Should any investment restriction imposed by Law No. 18,657 be removed or liberalized, the Fund reserves the right to invest accordingly, without stockholder approval, except to the extent that such investment conflicts with the Fund’s investment objective or its fundamental investment restrictions.

RISKS AND SPECIAL CONSIDERATIONS

An investment in the Fund involves certain risks and considerations, including risks and considerations not typically associated with funds that invest only in U.S. securities. These risks and considerations are described below.

General

The Fund is a non-diversified, closed-end investment company designed primarily as a long-term investment and not as a trading tool. The Fund invests generally in a portfolio of Chilean securities. An investment in the Fund’s Shares may be speculative and involves a high degree of risk. The Fund should not be considered a complete investment program. Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objective.

Investment and Market Risk

An investment in the Fund’s Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest.  Your investment in Shares represents an indirect investment in the securities owned by the Fund.  The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably.  The value of the securities in which the Fund invests will affect the value of the Shares.  Your Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.  The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide. In response to the crisis, governments and central banks around the world have taken steps to support financial markets. The withdrawal of this support, failure of efforts to respond to the crisis, or investor perception that such efforts are not succeeding could also negatively affect financial markets generally as well as the value and liquidity of certain securities.

Chilean Securities Risk

Because the Fund’s investments are primarily in Chilean securities, the Fund is particularly vulnerable to loss in the event of adverse political, economic, financial and other developments that affect Chile, including fluctuations of Chilean currency versus the U.S. dollar. Like other investors in the Chilean securities markets, the Fund is subject to general economic and political conditions in Chile. The Fund’s investing in Chilean securities involves certain considerations not typically associated with investing in the United States, including generally (a) controls on foreign investment and limitations on repatriation of capital invested in Chile; (b) greater price volatility, substantially less liquidity and significantly smaller market capitalization of the Chilean securities markets; (c) currency devaluation and other currency exchange rate fluctuations; (d) more substantial governmental involvement in the economy; and (e) political uncertainty and other considerations. More specifically, (1) the Fund may not repatriate capital for five years after investment in Chile except under limited circumstances to pay expenses; (2) there can be no assurance that Chilean inflation might not adversely affect the performance of the Chilean economy or its securities market; (3) governmental and political events in Chile could affect future economic policies, specifically, strengthened or lessened restrictions on and government intervention in international trade and the risk of armed military conflict; (4) the impact on the economy as a result of potential civil war and social instability as a result of religious, ethnic and/or socioeconomic unrest; (5) because of the limited forward market for the purchase of dollars in Chile and the limited circumstances under which the Fund hedges against declines in the value of the Chilean peso generally, the Fund will be adversely affected by Chilean peso devaluations against the U.S. dollar; (6) the Fund’s ability to make defensive investments may be limited by the application of repatriation restrictions and requirements to maintain minimum percentages of assets in shares of Chilean companies; and (7) due to differences between U.S. and Chilean accounting, auditing and financial reporting standards, certain material disclosures may not be made by issuers of, and less information may be available to the Fund and other investors investing in, Chilean securities.

On March 25, 2011, the Fund filed an application with the Chilean Foreign Investment Committee to enter into a foreign investment contract pursuant to which the proceeds of this offering will be invested in Chile. On April 21, 2011, the Executive Vice President of the Foreign Investment Committee granted the authorization to invest in Chile under this application, in advance of the Foreign Investment Committee formal approval. Pursuant to the authorization of the Executive Vice President of the Foreign Investment Committee, the Fund has the right to invest the proceeds of this offering in Chile at any time. The Fund received formal approval from the Foreign Investment Committee at a meeting held on December 26, 2011.  On January 13, 2012, the Fund entered into a Foreign Investment Agreement with the State of Chile formalizing the Fund’s right to invest in Chile up to an amount of USD 75,000,000 within three years of the date of the agreement. See “Investment Policies — Foreign Investments in Chile” for more information about the Fund’s investment contract arrangements with the State of Chile.

The Fund is subject to supervision and regulation by the SVS. Failure by the Fund to comply with diversification or other SVS requirements applicable to the Fund could, in addition to causing the loss of certain favorable Chilean tax treatment for the Fund, result in the assessment of fines by the SVS or other disciplinary actions. Chilean accounting, auditing and financial reporting standards are not identical to United States standards and, therefore, certain material disclosures may not be made by issuers of, and less information may be available to investors investing in, Chilean securities in comparison to United States securities.

Central and South American Regional Economic Risk

The Chilean economy may be affected by the economies of other Central and South American countries. Frequently, high interest rates, economic volatility, inflation, currency devaluations, and high unemployment rates may occur in these economies. These countries may also be subjected to disruptive political or social events. Any event in one country can have a significant effect on this region. Commodities (such as oil, gas, and minerals) represent a significant percentage of the region’s exports, and many economies are particularly sensitive to fluctuations in commodity prices.

Emerging Market Risk

The Fund invests primarily in Chilean securities.  Chile is considered an “emerging market.”  The term “emerging market” refers to an economy that is in the initial stages of industrialization and has been historically marked by low per capita income and lack of capital market transparency, but appears to be implementing political and/or market reforms resulting in greater capital market transparency, increased access for foreign investors and generally improved economic conditions.  Emerging markets tend to be more volatile than mature markets, and as a result, the Fund’s value could move sharply up or down. The risks that apply to foreign investments are magnified in emerging market investments. The registration and settlement arrangements in emerging markets may be less developed than in more mature markets so the operational risks of investing are higher. Emerging market countries may have less stable governments, more volatile currencies and less established markets than those in more developed countries. Political risks and adverse economic circumstances are more likely to arise.

Foreign Securities Risk

Investments in foreign securities that are traded on foreign markets, including Chilean securities, are subject to risks of loss that are different from the risks of investing in U.S. securities. These include the possibility of losses due to currency fluctuations (see “Currency Exchange Rate Fluctuations”), or to adverse political, economic or diplomatic developments in Chile, including possible increases in taxes. Additionally, accounting, auditing, financial reporting standards and other regulatory practices and requirements for securities in which the Fund may invest vary from those applicable to entities subject to regulation in the United States. The Chilean securities market for both listed and unlisted securities may be more volatile and less liquid than the major U.S. markets. In addition, the cost to the Fund of buying, selling and holding securities in the Chilean market may be higher than in the United States. Any higher expenses of non-U.S. investing may reduce the amount the Fund can earn on its investments and typically results in a higher operating expense ratio than for investment companies that invest only in the United States. Regulatory oversight of the Chilean securities market may differ from that of U.S. markets. There also may be difficulty in invoking legal protections across borders.

Equity Securities Risk

Equity securities, such as common stock, generally represent an ownership interest in a company.  The value of equity securities, including common stock, preferred stock and convertible stock, will fluctuate in response to factors affecting the particular company, as well as broader market and economic conditions. Moreover, in the event of the company’s bankruptcy, claims of certain creditors, including bondholders, will have priority over claims of common stock holders and are likely to have varying types of priority over holders of preferred and convertible stock.

Consistent with its objective, the Fund will invest a substantial portion of its assets in Chilean equity securities. Although equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the prices of equity securities, particularly common stocks, are sensitive to general movements in the stock market. The Fund’s share price can fall because of weakness in the Chilean market, a particular industry or specific holdings. The Chilean market as a whole can decline for many reasons, including adverse political or economic developments in Chile or elsewhere, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. Investments in futures and options, if any, are subject to additional volatility and potential losses.

High Yield/Junk Bond Securities Risk

Although the Fund invests principally in Chilean equity securities, it may invest a substantial portion of its assets in Chilean debt securities when AAML believes that it is appropriate to do so in order to achieve the Fund’s investment objective of total return. The Fund may invest in Chilean debt securities of any rating, including high-yield securties. Investment in high-yield securities involves substantial risk of loss. Below investment grade non-convertible debt securities or comparable unrated securities, as determined by AAML, are commonly referred to as “junk bonds” and are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. If the Fund invests in such securities, your investment in the Fund is subject to the following specific risks:

•         increased price sensitivity to changing interest rates and to a deteriorating economic environment;

•         greater risk of loss due to default or declining credit quality;

•         adverse company-specific events are more likely to render the issuer unable to make interest and/or principal payments; and

•         if a negative perception of the high yield market develops, the price and liquidity of high yield securities may be depressed. This negative perception could last for a significant period of time.

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments than an investment grade issuer. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security.

There are fewer dealers in the market for high yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s NAV.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s Shares and dividends can decline. Chile historically has had a volatile inflation rate, and if Chile’s inflation rate were to enter a period of extreme volatility, the value of the Fund’s holdings in Chilean securities would fluctuate correspondingly.

Management Risk

AAML’s judgment about the attractiveness, relative value or potential appreciation of a particular security or investment strategy may prove to be incorrect.

Conflicts of Interest Risk

AAML’s advisory fees are based on the lower of the Fund’s market value or NAV. Consequently, AAML will likely benefit from an increase in the Fund’s net assets resulting from this offering. In addition, a Director who is an “interested person” (as such term is defined under the 1940 Act) of the Fund or the Portfolio Manager of the Fund could benefit indirectly from this offering because of such affiliations.  Currently, there are no Directors who are “interested persons” of the Fund.

Currency Exchange Rate Fluctuations

The Fund does not currently intend to hedge against currency risk; consequently, the Fund’s equity securities are also subject to the risk that some holdings may lose value because of a decline in the value of the Chilean currency or adverse political or economic events in Chile or elsewhere.  Currency exchange rates can fluctuate significantly over short periods and can be subject to unpredictable changes based on a variety of factors, including political developments and currency controls by foreign governments. The Fund will normally hold almost all its assets in Chilean peso denominated securities, although some assets may be denominated in other foreign currencies. Accordingly, a change in the value of the Chilean peso against the U.S. dollar will generally result in a change in the U.S. dollar value of the Fund’s assets. Such a change may thus decrease the Fund’s net asset value.

In addition, although most of the Fund’s income will be received or realized primarily in Chilean pesos, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, for example, if the exchange rate for the Chilean peso declines after the Fund’s income has been accrued and translated in U.S. dollars, but before the income has been received or converted into U.S. dollars, the Fund could be required to liquidate portfolio securities to make distributions. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of Chilean pesos required to be converted into U.S. dollars in order to pay those expenses will be greater than the Chilean peso equivalent of those expenses at the time they were incurred.  Similar effects may result from the Fund’s investments that are denominated in other foreign currencies.

Currency exchange rate fluctuations can decrease or eliminate income available for distribution or, conversely, increase income available for distribution. For example, in some situations, if certain currency exchange losses exceed net investment income for a taxable year, the Fund would not be able to make ordinary income distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders for U.S. federal income tax purposes, thus reducing shareholders’ cost basis in their Fund shares, or as a capital gain distribution, rather than as an ordinary income dividend.

Liquidity Risk

It may be difficult for the Fund to buy and sell significant amounts of Chilean securities without an unfavorable impact on prevailing market prices. Trading on the Santiago Stock Exchange, Chile’s principal stock exchange, is not as active as trading on the NYSE MKT or other major stock exchanges in the United States. Consequently, larger purchases or sales of these securities by the Fund in a short period of time may cause abnormal movements in the market prices of these securities. As a result, these securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The Fund may also have difficulty purchasing securities in companies in which the Fund would otherwise invest. Investment of the Fund’s capital in securities that are less actively traded or that over time experience decreased trading volume may restrict the Fund’s ability to take advantage of other market opportunities.

Net Asset Value Discount

Shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic is a risk separate and distinct from the risk that net asset value will decrease. During the 12-month period ended June 30, 2013, the Fund’s Shares have traded in the market at an average premium over net asset value of 1.31%. The Fund cannot predict whether its Shares in the future will trade at, below or above net asset value. This risk that shares of a closed-end fund might trade at a discount is more significant for investors who wish to sell their shares in a relatively short period of time. For those investors, realization of gain or loss on their investment is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance.

Market Discount Risk

The Fund’s common stock may trade at a discount relative to NAV. See “Description of Shares” for a chart that shows how the market value of the Fund’s Shares has fluctuated compared to its NAV throughout the Fund’s history. The  August 30, 2013 sale price represents a 17.84% premium over the per share NAV on the same day; however, there can be no assurance that this premium will continue after an offering or that the shares will not again trade at a discount, as they have for most of the Fund’s history. Common shares of closed-end investment companies, including the Fund, frequently trade at prices lower than their NAV, but in some cases trade above NAV. The provisions of the 1940 Act require, as a condition to the completion of this offering, that the public offering price of the shares of common stock, less the sales load and discounts, must equal or exceed the NAV per share of the Fund’s common stock (calculated within 48 hours of pricing). An investor who buys the Fund’s common stock in an offering at a price that reflects a premium to NAV may experience a decline in the market value of the shares of common stock independent of any change in the NAV. Whether stockholders will realize a gain or loss upon the sale of the Fund’s shares of common stock depends upon whether the market value of the shares at the time of sale is above or below the price the stockholder paid, taking into account transaction costs for the shares, and is not directly dependent upon the Fund’s NAV. Because the market value of the Fund’s shares of common stock will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its shares of common stock will trade at, below or above NAV, or below or above the public offering price for the shares of common stock. To the best of the Fund’s knowledge, based upon filings made by the respective entities with the SEC, as of June 30, 2013, two stockholders owned approximately 19.61% of the Fund’s outstanding common stock (see “Principal Holders of Securities”). Any substantial dispositions or acquisitions of common stock by these investors could affect the supply or demand for, and possibly the market price of, the common stock. The Fund’s common stock is designed primarily for long-term investors, and you should not purchase shares of common stock if you intend to sell them shortly after purchase.

Distribution Rate

The Fund has a managed distribution policy under which quarterly distributions, at a rate determined annually by the Board of Directors, are paid from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital. See “Dividends and Distributions - Managed Distribution Policy.” There can be no assurance that the distribution rate set at any time, or the policy itself, will be maintained. To the extent total distributions for a year exceed the Fund’s net investment income, the difference will be deemed for income tax purposes to have been distributed from realized capital gains (potentially taxable as ordinary income or as long-term capital gain) and/or will be treated as return of capital, as applicable. A return of capital is a return to investors of a portion of their original investment in the Fund.  In general terms, a return of capital would involve a situation in which a Fund distribution (or a portion thereof) represents a return of a portion of a shareholder’s investment in the Fund, rather than making a distribution that is funded from the Fund’s earned income or other profits.  Although return of capital distributions may not be currently taxable, such distributions would decrease the basis of a shareholder’s Shares and therefore may increase a shareholder’s tax liability for capital gains upon a sale of Shares, even if sold at a loss to the shareholder’s original investment.  The Fund’s managed distribution policy may, in certain situations, cause the Fund to make taxable distributions to shareholders in excess of the minimum amounts of such taxable distributions required to avoid liability for federal income and excise taxes. Such excess taxable distributions may, in such situations, cause shareholders to be liable for taxes for which they would not otherwise be liable if the Fund only paid that amount required to avoid liability for federal income and excise taxes. The Fund’s income distributions and its capital and currency gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for foreign currencies.

If the Fund’s investments do not generate sufficient income, the Fund may be required to liquidate a portion of its portfolio to fund these distributions, and therefore a portion or all of such distributions may represent a reduction of the shareholders’ principal investment. Such liquidation might be at a time when independent investment judgment would not dictate such action, increasing the Fund’s overall portfolio turnover (and related transaction costs) and making it more difficult for the Fund to achieve its investment objective.

Non-Diversified Status

The Fund is classified as a “non-diversified” management investment company under the 1940 Act. This means that the Fund is not subject to limits under the 1940 Act as to the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may therefore invest its assets in securities of a smaller number of issuers, and, as a result, would be subject to greater risk with respect to its portfolio securities. Although the Fund must comply with certain diversification requirements in order to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (“Code”), the Fund may be more susceptible to any single economic, political or regulatory occurrence than would be the case if it had elected to diversify its holding sufficiently to be classified as a “diversified” management investment company under the 1940 Act. The Fund, however, is subject to Chilean laws limiting investments in a single issuer and intends to comply with the diversification requirements imposed by the Code for qualification as a regulated investment company.

Unlisted Securities Risk

The Fund may invest up to 20% of the Chilean Portfolio in unlisted Chilean securities. Because the market for unlisted securities is not liquid, it may be difficult for the Fund to sell these securities timely and at a desirable price. If not listed, such securities could nonetheless be resold in privately negotiated transactions, although the price may be lower and the time to dispose of the security may take considerably longer than for listed securities and the sale price may be lower than the price paid by the Fund. Unlisted securities are not subject to the disclosure and other investor protection requirements of Chilean law applicable to listed securities.

Anti-Takeover Charter Provisions

The Fund’s Articles of Incorporation and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors. Such provisions could limit the ability of stockholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Directors, advance notice requirements for stockholder proposals, and super-majority voting requirements for conversion of the Fund to an open-end investment company or certain merger, asset sale or similar transactions. In certain circumstances, these provisions might also inhibit the ability of stockholders to sell their shares at a premium over prevailing market prices. See “Certain Provisions of the Maryland General Corporation Law and the Charter and By-laws.”

Market Disruption Risk

Certain events have had a disruptive effect on the securities markets, such as terrorist attacks (including the terrorist attacks in the United States on September 11, 2001), war and other geopolitical events, earthquakes, storms and other disasters. In addition, the equity and debt capital markets in the United States and internationally recently experienced a financial crisis that has caused a significant decline in the value and liquidity of many securities. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks took steps to support financial markets.  The withdrawal of this support could also negatively affect the value and liquidity of certain securities. The Fund cannot predict the effects of similar events in the future on the markets or economy of Chile or other countries and this market environment could make identifying investment risks and opportunities especially difficult for the Investment Adviser.

Tax Risk

The Fund may invest in securities of which the federal income tax treatment may not be clear or may be subject to recharacterization by the IRS or the Chilean IRS. It could be more difficult for the Fund to comply with the United States tax requirements applicable to regulated investment companies, or with the Chilean tax requirements applicable to foreign investors, if the tax characterization of the Fund’s investments or the tax treatment of the income from such investments were successfully challenged by the IRS or by the Chilean IRS. See “Taxation.”

Repurchase Agreements Risk

Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions with respect to the Fund’s ability to dispose of the underlying securities, and the possibility that the collateral might not be sufficient to cover any losses incurred by the Fund.

Securities Lending Risk

In connection with its loans of portfolio securities, the Fund may be exposed to the risk of delay in recovery of the loaned securities or possible loss of rights in the collateral should the borrower become insolvent. The Fund also bears the risk of loss on the investment of cash collateral. There is also the risk that, in the event of default by the borrower, the collateral might not be sufficient to cover any losses incurred by the Fund. There can be no assurance that the return to the Fund from a particular loan, or from its loans overall, will exceed the related costs and any related losses.

Foreign Custody

The Fund’s custodian generally holds the Fund’s non-U.S. securities and cash in non-U.S. bank sub-custodians and securities depositories — generally in Chile. (See “Management of the Fund—Custodian and Transfer Agent.”) Regulatory oversight of non-U.S. banks and securities depositories may differ from that in the U.S. Additionally, laws applicable to non-U.S. banks and securities depositories may limit the Fund’s ability to recover its assets in the event the non-U.S. bank, securities depository or issuer of a security held by the Fund goes bankrupt.

Tax Considerations

The Fund intends to qualify and to continue to qualify as a regulated investment company under the Code. If it so qualifies, it generally will be relieved of U.S. federal income tax on its investment company taxable income and net capital gains, if any, which it distributes to shareholders in accordance with requirements under the Code. In order to continue to meet the requirements of the Code applicable to regulated investment companies and to minimize its U.S. federal income tax liability, it is the Fund’s policy to distribute substantially all of its net income and capital gains, if any, to shareholders. To the extent that the Fund has earnings available for distribution, its distributions in the hands of shareholders may be treated as ordinary dividend income, although certain distributions may be reported by the Fund as capital gain distributions, which would be treated as long-term capital gain, or qualified dividend income, which may be eligible for long-term capital gain tax rates for a shareholder if certain holding period rules are satisfied by the Fund and the shareholder. However, at this time, the Fund does not expect material amounts of its dividends to be treated as qualified dividend income. Dividends and capital gains distributions paid by the Fund are not expected to qualify for the corporate dividends-received deduction. Distributions in excess of the Fund’s current and accumulated earnings and profits will first reduce a shareholder’s basis in his shares and, after the shareholder’s basis is reduced to zero, will constitute capital gains to the shareholder who holds his shares as capital assets.

Subject to certain limitations imposed by the Code, foreign taxes withheld from distributions or otherwise paid by the Fund may be creditable or deductible by U.S. shareholders for U.S. federal income tax purposes, if the Fund is eligible to and makes an election to treat the shareholders as having paid those taxes for U.S. federal income tax purposes. No assurance can be given that the Fund will be eligible to make this election each year, but it intends to do so if it is eligible. If the election is made, the foreign withholding taxes paid by the Fund will be includable in the U.S. federal taxable income of shareholders. Non-U.S. investors may not be able to credit or deduct the foreign taxes, but they may be deemed to have additional income from the Fund equal to their share of the foreign taxes paid by the Fund subject to U.S. withholding tax. Investors should review carefully the information discussed under the heading “Taxation” and should discuss with their tax advisers the specific tax consequences of investing in the Fund.

FORWARD-LOOKING STATEMENTS

Certain statements in this Prospectus constitute forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause the Fund’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. In this Prospectus, the Fund uses words such as “anticipates,” “believes,” “expects,” “intends” and similar expressions to identify forward-looking statements.

The forward-looking statements contained in this Prospectus include statements as to:

•         the Fund’s operating results;

•         the Fund’s business prospects;

•         the impact of investments that the Fund expects to make;

•         the Fund’s contractual arrangements and relationships with third parties;

•         the dependence of the Fund’s future success on the general economy and its impact on the industries in which the Fund invests; and

•         the Fund’s tax status.

The Fund has based the forward-looking statements included in this Prospectus on information available to it as of the date of this Prospectus, and the Fund assumes no obligation to update any such forward-looking statements. Although the Fund undertakes no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that the Fund may make directly to you or through reports that the Fund in the future may file with the SEC, including the Fund’s annual and semi-annual reports. The Fund acknowledges that, notwithstanding the foregoing statement, the safe harbor for forward-looking statements under the Private Securities Litigation Reform Act of 1995 does not apply to the Fund.

MANAGEMENT OF THE FUND

The Board of Directors

The Board of Directors directs the management of the business and affairs of the Fund, including general supervision of the duties performed by the Investment Adviser and other service providers.

The Investment Adviser

Aberdeen Asset Managers Limited serves as the investment adviser to the Fund (“AAML” or the “Investment Adviser”) pursuant to an advisory contract with the Fund (the “Advisory Agreement”).  AAML, a Scottish company, is authorized and regulated in the U.K. by the Financial Conduct Authority and is a U.S. registered investment adviser under the Advisers Act.  The Investment Adviser is located at Bow Bells House, 1 Bread Street, London, U.K., EC4M 9HH.

The Investment Adviser, in accordance with the Fund’s stated investment objectives, policies and limitations and subject to the supervision of the Fund’s Board of Directors, manages the Fund’s investments and makes investment decisions on behalf of the Fund, including the selection of, and being responsible for the placement of orders with, brokers and dealers to execute the Fund’s portfolio transactions.

The Investment Adviser is a wholly-owned subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”), which is the parent company of an asset management group managing approximately $317.9 billion in assets as of June 30, 2013 for a range of pension funds, financial institutions, investment trusts, unit trusts, offshore funds, charities and private clients, in addition to U.S. registered investment companies. The registered offices of Aberdeen PLC are located at 10 Queen’s Terrace, Aberdeen, Scotland AB 10 1 YG. Aberdeen PLC, its affiliates and subsidiaries are referred to collectively herein as “Aberdeen.” Aberdeen PLC was formed in 1983 and was first listed on the London Stock Exchange in 1991.

The Advisory Agreement provides that the Fund will pay the Investment Adviser a fee annual rate of 1.20% of the first $50 million of the Fund’s Average Weekly Base Amount, 1.15% of amounts from $50-100 million, 1.10% of amounts from $100-150 million, 1.05% of amounts from $150-200 million and 1.00% of amounts over $200 million, calculated weekly and paid quarterly. Average Weekly Base Amount is defined in the Advisory Agreement as the average of the lesser of the market value of the Fund’s outstanding shares and the Fund’s net assets, determined as of the last trading day of each week during a quarter. Effective March 6, 2013, the Investment Adviser has contractually agreed to waive 0.21% of the annual advisory fee based on the Fund’s Average Weekly Base Amount, calculated weekly and paid quarterly.  The contractual advisory fee waiver shall continue in effect until March 1, 2014, unless otherwise agreed by the Investment Adviser and the Fund.  Prior to March 6, 2013, the Investment Adviser voluntarily waived an equal portion of its advisory fee.

For the fiscal years ended December 31, 2012, December 31, 2011 and December 31, 2010, the Fund paid management fees of $1,671,818, $1,756,662 and$1,922,135 for advisory services, of which the Fund’s investment adviser waived $220,895, $223,980 and $233,227, respectively.

Prior to February 4, 2012, Celfin Capital Servicios Financieros S.A. (“Celfin” or the “Sub-Adviser”), a closed corporation organized under the laws of Chile, served as sub-adviser to the Fund.  The Sub-Adviser made recommendations to the Fund’s investment adviser as to specific portfolio securities to be purchased, retained, or sold by the Fund and provided or obtained such research and statistical data as was necessary in connection therewith.  As a result of the development of its operations and research coverage in the South American region, the Investment Adviser has appropriate resources and expertise to manage the Fund without the assistance of Celfin as sub-adviser to the Fund.  Accordingly, effective on February 4, 2012, the Sub-Advisory Agreement with Celfin was terminated. The Fund’s investment objective, primary investment strategies, primary risks and management expenses did not and will not change as a result of the termination of Celfin as sub-adviser.

Celfin informed the Fund that the Investment Adviser paid sub-advisory fees of $22,007, $260,556 and $287,115 to Celfin, for the fiscal years ended December 31, 2012, 2011 and 2010, respectively.

A discussion regarding the basis for the Board of Directors’ approval of the Advisory Agreement is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2012.

Non-U.S.-Resident Directors and Officers

Although the Fund is a Maryland corporation, certain of its Directors and officers (Messrs. Martin Torino, Christian Pittard, Devan Kaloo and Hugh Young and Ms. Joanne Irvine) are non-residents of the United States and have all, or a substantial part, of their assets located outside the United States. None of the Directors or officers has authorized an agent for service of process in the United States. As a result, it may be difficult for U.S. investors to effect service of process upon such Directors and officers within the United States or to effectively enforce judgments of courts of the United States predicated upon civil liabilities of the Directors or officers under the federal securities laws of the United States.

Portfolio Management

The following persons have primary responsibility for the day-to-day management of the Fund’s portfolio. The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Devan Kaloo, Head of Emerging Markets

Devan Kaloo joined Aberdeen in 2000 when the investment adviser for which he worked, Murray Johnstone International Ltd., was acquired by Aberdeen. Devan initially worked with the Asian equity team and was promoted to senior investment manager in 2003 and worked closely on regional portfolio construction. In May 2005, he was appointed to his current position. Devan began his career at Martin Currie Ltd. in Edinburgh, initially working on the North American team before transferring to the global asset allocation desk. He has an MA (Hons) from St Andrews University and a postgraduate degree in Investment Analysis from Stirling University, also in Scotland.

Fiona Manning, CFA®, Investment Manager

Fiona Manning is a senior investment manager on the emerging markets ex Asia team. She joined Aberdeen as part of a team acquired from Deutsche Asset Management London in October 2005. Prior to joining Aberdeen, Fiona was an analyst with Deutsche since 2001. She graduated from the University of Durham with a BA Honours in History with French.

Andy Brown, CFA®, Investment Manager

Andrew Brown is a senior investment manager on the Global Emerging Markets Team. Andrew joined the Global Emerging Markets team at Aberdeen in 2005 after graduating from the University of St Andrews with a BSc in Geography. Andrew works within the Global Emerging Markets equity team which is responsible for research of companies and portfolio construction across Emerging Markets mandates. He is a CFA Charterholder.

Stephen Parr, Investment Manager

Stephen Parr is an investment manager on the Global Emerging Markets Team. Stephen joined Aberdeen in July 2009 following the acquisition of certain asset management businesses from Credit Suisse Asset Management. Stephen joined Credit Suisse Asset Management in March 2001 and was a Director of Credit Suisse Asset Management Limited (“Credit Suisse Ltd. U.K.”). Previously, Stephen worked for Energis Communications as Head of Strategy (1998 to 2001). Prior to that, Stephen worked for Ernst & Young Management Consultants as a Managing Consultant (1996-1998) specialising in the telecommunications sector and prior to that for Energis Communications (1994-1996), Northern Telecom (1989-1994), and CASE Communications (1987-1989) where he worked in strategic planning and marketing management. Stephen graduated with an Upper second class hons. degree in Geography from the University of Manchester, a Ph.D in Geography from the University of Keele and an MBA from Warwick Business School.

Nick Robinson, CFA®, Investment Manager

Nick Robinson is the Head of Brazilian Equities and a Director of Aberdeen’s operations in São Paulo. Nick joined Aberdeen in 2000 and spent eight years on the North American Equities Team, including three years based in Aberdeen’s US offices. In 2008 he returned to London to join the global emerging markets equities team. Nick relocated to São Paulo in 2009. Nick graduated with a MA in Chemistry from Lincoln College, Oxford and is a CFA Charterholder.

*                                         CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute

Administrator

Brown Brothers Harriman & Co. (“BBH & Co.”), 40 Water Street, Boston, MA 02109, is U.S. administrator for the Fund and certain other U.S. registered closed end funds advised by AAML and its affiliates (the “Funds”). Subject to the control, supervision and direction of the Board of Directors, the Administrator is responsible for, among other things, providing operational management; coordination of communication between, and oversight of, the Fund’s service providers; negotiation of the Fund’s service provider contracts; preparation of financial information and reports; arranging for payment of Fund expenses; monitoring compliance with the Fund’s investment objectives, policies and restrictions, and with applicable tax law and regulations; maintenance of the Fund’s books and records; and other administrative services. The Funds pay BBH & Co. monthly for administrative and fund accounting services, at an annual rate of .02% of the Funds’ aggregate assets up to $250 million, .015% for the next $250 million, and .01% in excess of $500 million. Each Fund pays its pro rata portion of the fee based on its level of assets.

BTG Pactual Chile (formerly, Celfin Capital S.A. Administradora de Fondos de Capital Extranjero) (collectively with BBH & Co., the “Administrator”) serves as the Fund’s Chilean administrator. Under Chilean law, the Fund is required to have an administrator in Chile. BTG Pactual Chile serves as the Fund’s Chilean administrator. For its services, BTG Pactual Chile is paid a fee, out of the advisory fee payable to AAML that is calculated weekly and paid quarterly at an annual rate of 0.05% of the Fund’s average weekly market value or net assets (whichever is lower). In addition, BTG Pactual Chile receives a supplemental administration fee paid by the Investment Adviser, and an annual reimbursement of out-of-pocket expenses and an accounting fee paid by the Fund.

Custodian

BBH & Co., 40 Water Street, Boston, MA 02109, acts as the Fund’s custodian.

Transfer Agent

Computershare Trust Company, N.A., 250 Royall Street, Canton, MA 02021, serves as the Fund’s stock transfer agent and dividend paying agent.

EXPENSES

The Fund pays all of its expenses, including organization expenses; fees of the Investment Adviser, Administrator, custodian and dividend disbursing and stock transfer agent; fees of Directors who are not interested persons (as defined in the 1940 Act) of any other party; out of pocket expenses of all Fund Directors and officers, including those affiliated with Fund management which may be reimbursed under the Fund’s reimbursement policy regarding fund-related expenses; other expenses related to meetings of Directors; legal fees and expenses; costs of insurance; costs of shareholders’ meetings, proxy statements and shareholder reports; investors’ relation fees and expenses, interest expenses; taxes and governmental fees, including original issue taxes or transfer taxes related to portfolio transactions; brokerage commissions and other portfolio transaction expenses; auditing and accounting fees and expenses; and costs of regulatory filings and compliance.

DIVIDENDS AND DISTRIBUTIONS

Managed Distribution Policy

The Board of Directors has implemented a managed distribution policy of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four quarter-end net asset values. The current rolling distribution rate is 10%. This policy is subject to regular review by the Fund’s Board of Directors. The distributions are made from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital. Persons who purchase Shares in this offering will be entitled to any regular quarterly distributions the record date for which occurs after such Shares are purchased. For the fiscal year ended December 31, 2012, the Fund made distributions in the amount of $1.60 per Share, of which 8% represented net investment income, 79% represented long-term capital gains and 13% represented return of capital. If the Fund’s distributions were to continue to consist of a large amount of return of capital, it would result in the deterioration of the Fund’s assets.

The exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, December 31.  Under Section 19 of the 1940 Act, the Fund is required to indicate the sources of certain distributions to shareholders.  The estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.  Based on generally accepted accounting principles, for the semi-annual period ended June 30, 2013, which includes the distribution payable on July 12, 2013, referenced in the “Financial Highlights” above, the Fund estimates that the distributions consisted of 14% net investment income, 1% short-term capital gains, 34% net realized long-term capital gains and 51% return of capital.

If the Fund’s assets do not generate sufficient income and net long-term capital gains, the Fund may be required to liquidate a portion of its portfolio to fund these distributions, and therefore, these payments may represent a reduction of a shareholder’s principal investment. There can be no assurance that the current rolling distribution rate will be maintained in the future. The Board of Directors may determine not to maintain the managed distribution rate at its current level, and it is possible, depending on market conditions, that it may determine to abandon the managed distribution policy altogether.

In March 2010, the Fund obtained an order under section 6(c) of the 1940 Act granting an exemption from section 19(b) and rule 19b-1 under the 1940 Act, permitting the Fund to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as monthly in any one taxable year, subject to certain conditions.

General Distribution Policy

The Fund distributes at least annually to stockholders substantially all of its net investment income (i.e., dividends, interest and other investment income) and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. Currently, the Fund expects to distribute any such excess to its stockholders annually. The Fund may choose to distribute such long-term capital gains, partially or wholly, in the form of additional Shares of the Fund rather than cash.  The Fund may choose to retain such long-term capital gains and pay a resultant income tax on such amount, as described more fully below. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax.

Dividends and distributions to stockholders are recorded by the Fund on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. income tax purposes due to U.S. generally accepted accounting principles and tax differences in the character of income and expense recognition. Dividends, interest and net realized capital gains may be remitted out of Chile at any time, subject to a 10% Chilean tax. The 10% Chilean tax is not applicable to capital gains from the sale of shares of open corporations having a stock exchange presence, from bonds issued by certain entities or companies, or from investment funds quotas and mutual fund quotas, provided certain requirements are met. No tax is applied against remittances of capital after the five-year investment period required by Chilean law provided retained net profits have been previously absorbed. For Chilean securities the Fund accrues foreign taxes on realized gains as a liability and reduction of realized/unrealized gains in an amount equal to what the Fund would owe if the securities were sold on the valuation date. Taxes on foreign income are recorded when the related income is recorded. The tax rate is 10%. For the year ended December 31, 2012, the Fund incurred $366,287 in Chilean tax relating to foreign income and realized gains. See “Taxation.” Income distributions and capital and currency gains distributions are determined in accordance with income tax regulations (see “Taxation”), which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for foreign currencies.

DIVIDEND REINVESTMENT AND DIRECT STOCK PURCHASE PLAN

A Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”) is available.  The Plan is sponsored and administered by Computershare Trust Company, N.A., the Fund’s transfer agent.  For both purchases and reinvestment purposes, shares acquired through the Plan will be purchased in the open market at the current share price and cannot be issued directly by the Fund. For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please contact Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

TAXATION

The following is intended to be a general summary of certain tax consequences that may result to the Fund and its shareholders. It is not intended as a complete discussion of all such tax consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisers before making an investment in the Fund.

The Fund and its Investments

The Fund has qualified and expects to continue to qualify and elect to be treated as a regulated investment company for each taxable year under the Code. The Fund expects that all of its foreign currency gains will be directly related to its principal business of investing in stocks and securities. As a regulated investment company, the Fund will not be subject to United States federal income tax on its net investment income (i.e., income other than its net realized long- and short-term capital gains) and net realized capital gains, if any, that it distributes to its stockholders, provided that an amount equal to at least 90% of its investment company taxable income (i.e., 90% of the sum of its net investment income and net realized short-term capital gains, after taking into account certain required adjustments) for the taxable year is distributed, but the Fund will be subject to tax at regular corporate rates on any income or gains that it does not distribute.

Furthermore, the Fund will be subject to a U.S. corporate income tax with respect to such distributed amounts in any year that it fails to qualify as a regulated investment company or fails to satisfy this distribution requirement.

The Fund intends to distribute annually to its stockholders all of its net investment income and net realized short-term capital gains. The Board of Directors of the Fund will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers from prior years). The Fund currently expects to distribute any such excess annually to its stockholders. In addition, see above the discussion of the Fund’s distribution policy under “Managed Distribution Policy.”

The Fund maintains and will continue to maintain accounts and calculate income in U.S. dollars. In general, gains or losses on the disposition of debt securities denominated in a foreign currency that are attributable to fluctuations in exchange rates between the date the debt security is acquired and the date of disposition, gains and losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, and gains and losses from the disposition of foreign currencies and certain hedging instruments will be treated as ordinary income or loss.

The Fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) are subject to straddle and other special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses.

Dividends and Distributions

Distributions to stockholders of investment company taxable income will, except in the case of distributions attributable to “qualified dividend income” described below, be taxable as ordinary income to the extent of the Fund’s earnings and profits, whether such distributions are paid in cash or reinvested in additional shares. Distributions of net long-term capital gains, if any, that the Fund reports as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares, regardless of how long the stockholder has held the Fund’s shares. Dividends and distributions paid by the Fund will not qualify for the deduction for dividends received by corporations. Distributions of investment company taxable income reported by the Fund as derived from qualified dividend income will be taxable to individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met by both the individual and the Fund. Qualified dividend income generally includes dividends from domestic corporations and dividends from “qualified foreign corporations.”  The determination of whether a particular foreign corporation is a qualified foreign corporation for U.S. federal income tax purposes depends on various factors. Because of the fact-specific nature of the inquiry, the Fund cannot predict what portion of the dividends, if any, that it will receive from foreign corporations will be treated as qualified dividend income. However, at this time, the Fund does not expect material amounts of its dividends to be reported as qualified dividend income.  Distributions in excess of the Fund’s current and accumulated earnings and profits will first reduce a stockholder’s basis in his shares and, after the stockholder’s basis is reduced to zero, will constitute capital gains to a stockholder who holds his shares as capital assets.

With respect to income dividends or capital gains distributions payable either in shares of the Fund’s common stock or in cash, stockholders receiving dividends or distributions in the form of additional shares should be treated for United States federal income tax purposes as receiving a distribution in the amount equal to the amount of money that the stockholders receiving cash dividends will receive, and should have a cost basis in the shares received equal to such amount. With respect to income dividends or capital gains distributions payable only in cash, stockholders receiving a distribution in the form of shares of common stock purchased in the open market will be treated for U.S. federal income tax purposes as receiving a distribution on the cash distribution that such stockholder would have received had it not elected to have such distribution reinvested and will have a cost basis in such shares equal to the amount of such distribution.

Beginning in 2013, a 3.8% Medicare contribution tax is imposed on net investment income, including, among other things, interest, dividends, and net gain from investments, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

If a stockholder is neither a lawful permanent resident nor a citizen of the United States or if he is a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gain) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

A 30% withholding tax will be imposed on U.S.-source dividends, interest and other income items paid after June

30, 2014, and proceeds from the sale of property producing U.S.-source dividends and interest paid after December 31, 2016, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners.  To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply or agree to provide certain information to other revenue authorities for transmittal to the IRS.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes.  A stockholder may be able to claim a credit or take a deduction for foreign taxes paid by the Fund if certain requirements are met.

By law, a stockholder’s dividends and redemption proceeds will be subject to a withholding tax if he has not provided a taxpayer identification number or social security number or the number that he has provided is incorrect.

Sales of Shares

Upon the sale or exchange of shares held as a capital asset, a stockholder will realize a taxable capital gain or loss depending upon the amount realized and his basis in his shares. Such gain or loss will be treated as long-term or short-term capital gain or loss depending upon the stockholder’s holding period for the shares. Any loss realized on a sale or through the reinvestment of dividends and capital gains distributions in the Fund under the Plan, within a period (of 61 days) beginning 30 days before and ending 30 days after the disposition of the shares, will be disallowed. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a stockholder on the sale of a Fund share held by the stockholder for six months or less will be treated for tax purposes as long-term capital loss to the extent of any distributions of long-term capital gains received by the stockholder with respect to such share.

Notices

Stockholders will be notified annually by the Fund as to the United States federal income tax status of the dividends, distributions and deemed distributions made by the Fund to its stockholders. Furthermore, stockholders will also receive, if appropriate, various written notices after the close of the Fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its stockholders during the preceding taxable year.

Chilean Taxes

The following discussion is based upon the advice of Guerrero, Olivos, Novoa y Errázuriz Ltda., Chilean counsel to the Fund.

All amounts earned by the Fund, including interest, dividends or net realized capital gains on amounts currently invested in Chile pursuant to its three investment contracts with the Republic of Chile, one entered into in 1989 upon the Fund’s inception, a second in 1993 in connection with the issuance of additional shares of common stock by the Fund in a rights offering (the “Investment Contracts”), and a third on January 13, 2012, in order to bring capital up to an amount of USD 75,000,000 in a period of three years, that exceed original capital are subject to a 10% income tax at the time they are remitted outside Chile. The 10% Chilean tax is not applicable to capital gains obtained by foreign institutional investors (including the Fund) on the sale of (i) shares of open corporations, provided certain requirements established in new article 107, added by Law 20,448 are met, (ii) publicly traded bonds, provided certain requirements established in new article 104 above mentioned are met, (iii) mutual fund quotas, provided certain requirements established in article 107 are met, and (iv) publicly traded debt securities issued by the Central Bank of Chile, the Republic of Chile or companies incorporated in Chile, all above provided the sale is made in a stock exchange, in a public offering or through quota-rescue process, as corresponds. For these purposes, the Fund must not participate, directly or indirectly, in the control of the issuers of the securities in which it invests nor have, directly or indirectly, 10% or more of the capital or profits of such entities. To be eligible for this tax exemption, the Fund is required to register with the Chilean IRS and sign a written contract with a Chilean bank or authorized broker in which the Chilean bank or authorized broker agree, under its own liability, to check all withholding taxes have duly been paid. The 10% Chilean tax is applied only against remittances of dividends, interest and net realized gains, regardless of the purpose for which the remittances are used. Thus, the tax applies to remittances used to pay the Fund’s expenses outside of Chile, as well as amounts distributed to the Fund’s stockholders. Such tax is paid by the Fund on a current basis and is thus indirectly borne by all stockholders. Net realized capital gains for these purposes means realized gains net of realized losses (without regard to the length of time the securities were held), including any capital loss carry-over. These taxes are retained by the Chilean Administrator at the time a remittance is effected and are deposited in the Chilean Treasury. The original amounts of portfolio investments as well as interest and dividends and gains thereon, if any, that have not been remitted abroad may be reinvested by the Fund in Chile and will not be subject to tax until actually remitted. No other Chilean income taxes will be payable by the Fund or by a stockholder of the Fund that is not a Chilean resident. This special tax regime is included in the Investment Contracts executed by the Fund under Decree Law 600 and, under current Chilean law, will remain in effect for the duration of the Fund’s investment in Chile. Nevertheless, increases in taxes on corporations in which the Fund holds stock may affect the Fund’s return. As indicated below, the “First Category Tax” on corporate income is 18.5% for 2012 and 17% for 2013 and after. However, currently there is a discussion at Chilean Congress regarding the possibility of increasing First Category Tax up to a permanent 20% rate. Because of the special tax regime applicable to the Fund, the First Category Tax is not creditable against the 10% tax on remittances. In addition, the protection granted by the Investment Contracts applies to income taxes, which can reasonably be deemed to include capital gains taxes, but does not refer to other taxes, such as VAT and stamp taxes, that may be imposed on the Fund or its operations in Chile as a consequence of changes in general legislation. However, no taxation may affect in a discriminatory way the Fund or other foreign investors that have entered into an investment contract pursuant to the provisions of Decree Law 600. Under current law, the Fund is not subject to any Chilean inheritance, wealth or estate taxes.

The Fund would become subject to Chilean tax at rates applicable to foreign investors, in accordance with tax laws then in effect, should the Fund fail to sell investments held in violation of the diversification requirements contained in Law No. 18,657 within the time prescribed by SVS. Under the general tax regime, the Fund would be subject to the First Category Tax on income (other than dividend income distributed to the Fund by a company that is subject to the First Category Tax on such income). In addition, distributions received by stockholders of the Fund would be subject to a 35% withholding “Additional Tax” against which the First Category Tax could be credited. In order to assess the taxable basis of the “Additional Tax,” the credit for the First Category Tax must be added to it (gross basis and up). Therefore, the aggregate tax burden for both taxes, calculated as a percentage of pre-tax income, would be no greater than 35%. Investors should be aware that, under the general tax regime applicable to foreign investors, tax rates, taxable basis and the manner in which taxes would be applied may be amended by law at any time. The Fund would be subject to the above-described taxation for the duration of its operation in Chile and would continue to be unable to repatriate capital out of Chile during the five years after the capital is brought into Chile. No tax is applied against remittances of capital after the five-year investment period required by Chilean law, provided that if the Fund’s Taxable Profit Fund (Fondo de Utilidades Tributables) has retained earnings that have not been distributed, then a remittance of capital is applied first to such retained earnings subject to the 10% tax. Once the retained taxable and financial earnings have been remitted, then the repatriated capital is tax exempt. In other words, while capital may be repatriated after the five-year term has elapsed, under a Chilean IRS interpretation, when there is a capital repatriation and retained taxable profits that have not been taxed, the capital repatriation is characterized for tax purposes as a distribution of taxable profits as to the part that was not taxed, and therefore, it is subject to the 10% tax.

Other Taxation

Distributions also may be subject to additional state, local and foreign taxes depending on each stockholder’s particular situation.

THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL TAX CONSEQUENCES AFFECTING THE FUND AND ITS SHAREHOLDERS. SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUND.

CERTAIN PROVISIONS OF THE MARYLAND GENERAL
CORPORATION LAW AND THE CHARTER AND BY-LAWS

The Fund has provisions in its Articles of Incorporation and By-laws that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. The Board of Directors is divided into three classes each having a term of three years. Each year, the term of one class expires and the successor or successors elected to such class will serve for a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Directors. A Director may be removed from office only by a vote of the holders of at least 66 2/3% of the shares of the Fund entitled to be voted on the matter.

In addition, the conversion of the Fund from a closed-end to an open-end investment company requires the affirmative vote of the holders of 66 2/3% of the outstanding shares of the Fund. If the Fund were to be converted into an open-end investment company, it could be restricted in its ability to redeem its shares (other than in kind) because of Chilean restrictions on repatriation of the Fund’s capital within five years after investing. Making distributions only in kind might require that the Fund receive prior approval from the SEC.

In addition, the affirmative vote of the holders of 66 2/3% of the outstanding shares of the Fund is required to authorize the liquidation or dissolution of the Fund (unless a majority of the Continuing Directors, as defined below, approves the liquidation or dissolution, in which case an affirmative vote of a majority of the outstanding shares of the Fund is required) or any of the following transactions:

a.              merger, consolidation or share exchange of the Fund with or into any other corporation;

b.              issuance of any securities of the Fund to any person or entity for cash (other than pursuant to the Cash Purchase Plan);

c.               sale, lease or exchange of all or a substantial part of the assets of the Fund to any entity or person (except sales having an aggregate fair market value of less than US$1,000,000); or

d.              sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any entity or person (except assets having an aggregate fair market value of less than US$1,000,000)

if such corporation, person or entity is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding shares of the Fund. However, such vote will not be required with respect to the foregoing enumerated transactions where the Continuing Directors of the Fund (defined for this purpose as those Directors who either were members of the Board of Directors on the date of the closing of the initial public offering or subsequently become Directors and whose election is approved by the Continuing Directors then on the Board) under certain conditions approve the transaction. The Fund’s By-laws also include advance notice requirements for shareholder proposals.

Provisions such as those described above and other provisions in the Articles of Incorporation and By-laws of the Fund could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer of similar transaction. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of the Fund to negotiate first with the Board of Directors. The Fund believes that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because the negotiation of such proposals may improve their terms. The Board of Directors has determined that the foregoing voting requirements, which are generally greater than the minimum requirements under Maryland law and the 1940 Act, are in the best interests of stockholders generally.

PLAN OF DISTRIBUTION

We may sell Shares through underwriters or dealers, directly to one or more purchasers, through agents, to or through underwriters or dealers, or through a combination of any such methods of sale. The applicable Prospectus Supplement will identify any underwriter or agent involved in the offer and sale of our Shares, any sales loads, discounts, commissions, fees or other compensation paid to any underwriter, dealer or agent, the offering price, net proceeds and use of proceeds and the terms of any sale.

The distribution of our Shares may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per Share must equal or exceed the NAV per Share, exclusive of any underwriting commissions or discounts.

We may sell our Shares directly to, and solicit offers from, institutional investors or others who may be deemed to be underwriters as defined in the Securities Act of 1933 (the “Securities Act”) for any resale of the securities. In this case, no underwriters or agents would be involved. We may use electronic media, including the Internet, to sell offered securities directly.

In connection with the sale of our Shares, underwriters or agents may receive compensation from us in the form of discounts, concessions or commissions. Underwriters may sell our Shares to or through dealers, and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our Shares may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our Shares may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable Prospectus Supplement. The maximum commission or discount to be received by any Financial Industry Regulatory Authority (“FINRA”) member or independent broker-dealer will not exceed eight percent. We will not pay any compensation to any underwriter or agent in the form of warrants, options, consulting or structuring fees or similar arrangements.

If a Prospectus Supplement so indicates, we may grant the underwriters an option to purchase additional Shares at the public offering price, less the underwriting discounts and commissions, within 45 days from the date of the Prospectus Supplement, to cover any over-allotments.

Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of our Shares may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with us, or perform services for us, in the ordinary course of business.

If so indicated in the applicable Prospectus Supplement, we will ourselves, or will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our Shares from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contacts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligation of any purchaser under any such contract will be subject to the condition that the purchase of the Shares shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the Prospectus Supplement, and the Prospectus Supplement will set forth the commission payable for solicitation of such contracts.

To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the underwriters may from time to time act as brokers or dealers and receive fees in connection with the execution of our portfolio transactions after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter.

A Prospectus and accompanying Prospectus Supplement in electronic form may be made available on the websites maintained by underwriters. The underwriters may agree to allocate a number of securities for sale to their online brokerage account holders. Such allocations of securities for Internet distributions will be made on the same basis as other allocations. In addition, securities may be sold by the underwriters to securities dealers who resell securities to online brokerage account holders.

In order to comply with the securities laws of certain states, if applicable, our Shares offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

LEGAL PROCEEDINGS

There are no material pending legal proceedings to which the Fund or the Investment Adviser is a party.

APPENDIX A

THE REPUBLIC OF CHILE

The information set forth in this Appendix has been extracted from various governmental and private publications.  The Fund and its Board of Directors make no representation as to the accuracy of the information, nor has the Fund or its Board of Directors attempted to verify it; furthermore, no representation is made that any correlation exists between Chile or its economy in general and the performance of the Fund.

Geography, Climate and Population

Chile has an area of approximately 295,000 square miles (756,626 sq. kms) (excluding the Antarctic Territory with an area of approximately 490,000 square miles (1,269,000 sq. kms)).  Chile covers a narrow strip of land almost 2,700 miles (4,345 kms) long and has an average width of only 110 miles (177 kms).  Extending along South America’s west coast, Chile borders Peru on the north, the Antarctic Territory to the south, Bolivia and Argentina on the east and the Pacific Ocean on the west.  The country is situated between the Andes Mountains and the Pacific Ocean.  Southern Chile is an archipelago, with Cape Horn at its tip.

Chile has five well-defined geographic regions: the northern desert, the high Andean sector, the central valley, the southern lake district and the archipelago.  Chile’s population, industry and arable land are concentrated in the central valley, which includes the nation’s capital and largest city, Santiago, and its largest port, Valparaiso.  Chile’s population of approximately 17 million, which grew at an average rate of 1.2% from June 1995 to June 2005, is highly urbanized, with 89% of the population living in cities as of 2010.

Religious freedom is guaranteed by the Constitution.  The population is predominantly Roman Catholic.  Spanish is the official language and the literacy rate is estimated to be over 96%.

History and Form of Government

Beginning with the arrival of Spanish army captains in 1536 and 1540, colonial rule over Chile lasted for almost three centuries.  Chile was the most remote of Spain’s American colonies.  In 1810, Chile revolted against Spanish colonial rule and proclaimed its independence.  In 1818, after seven years of war, Chile was declared an independent republic after defeating the Spanish forces at the battle of Maipu.  From its independence through 1973, Chile elected its government, with the exception of a short period during 1931.

In 1970, Chile elected a Marxist President, Dr. Salvador Allende Gossens, by a narrow plurality.  Dr. Allende’s socialist program led to substantial governmental involvement in various sectors of the economy, including the banking industry.  Economic activity contracted radically and, according to some estimates, inflation climbed to in excess of 1000% annual levels during certain months in 1973, leading to a financial crisis.  On September 11, 1973, the Army, Navy, Air Force and Paramilitary Police joined to overthrow the government.  Dr. Allende died during the course of an attack on the presidential palace and thousands of his supporters were killed, arrested or exiled.  In addition, the Congress was dissolved and strict censorship was introduced.  The Commander-in-Chief of the Army, General Augusto Pinochet Ugarte, became President of Chile in December 1974 and remained in power until 1990.  During that time, there was broad repression of civil liberties and Chile’s human rights record was widely condemned abroad.

In September 1980, a national referendum approved a constitution (the “1980 Constitution”) which provided for a transition period leading to an elected presidential system of government, with a bicameral legislature.  Certain amendments to the 1980 Constitution were approved by a plebiscite held on July 30, 1989.  The amendment, among other things, (1) increased political pluralism by reforming the sanctions on persons or organizations whose acts or purposes advocate violence, class struggle or totalitarianism or that threaten the virtues of family life, (2) increased the number of directly elected senators from 26 to 38, (3) removed the requirement that two successive congresses approve constitutional amendments relating to certain constitutional provisions, and (4) limited the tenure of the person taking office to a non-renewable six-year term.  The amendment also provides for a system of government composed of three separate and independent powers: an executive branch headed by a President, a legislative branch consisting of a two-chambered Congress, and a judicial branch with a Supreme Court as its highest authority.

In accordance with the Constitution, civilian rule was reinstated on March 11, 1990.  National elections were held in December 1989, and Patricio Aylwin, a Christian Democrat, was elected to the Presidency beginning March 11, 1990 for a four-year term.  His election followed a transition from military rule to civilian rule that included a countrywide plebiscite in 1988, as contemplated in the 1980 Constitution. Eduardo Frei Ruiz-Tagle, also a member of the Christian Democratic Party and supported by the Concertación coalition, was elected to the Presidency in December 1993 for a six-year term and took office on March 11, 1994.  In December 1999, again with the support of the Concertación coalition, Ricardo Lagos, a member of the Socialist Party, was elected to the Presidency for a six-year term.  He took office on March 11, 2000.  In 2006, Michelle Bachelet, a member of the Socialist Party, was elected to the presidency for a four-year term.  She took office on March 11, 2006 and served for four years. In January 2010, Sebastián Piñera, a member of the National Renewal Party and part of the center-right alliance was elected to the Presidency for a four-year term starting in March 11, 2010. Re-election for the immediately-following period is not allowed. Presidential elections are expected to be held on November 17, 2013 for the 2014 Presidential term. The 2013 Presidential election is the first Presidential election in Chile where voting is not mandatory for all Chilean citizens.

Under the Constitution, the Congress consists of a Senate and a Chamber of Deputies. At present, thirty-eight Senators compose the Senate, while the Chamber of Deputies consists of 120 members.  Senators are elected to staggered eight-year terms, while Deputies are elected to four-year terms.  The Constitutional Reform of 2006 abolished the ordinary, or “institutional,” Senators.  The majority of the Deputies and Senators belong to parties that supported the current President of Chile in the last election.  Since the Constitution requires “special majority” votes to enact certain types of legislation and to amend the Constitution, the coalition of parties that supported the current President has to obtain support from members from other parties to effect certain changes in Chilean laws.

Chile has two major political groups, the center-left coalition and the center-right alliance.

•                  The center-left coalition, Concertación, includes the centrist Christian Democratic (Partido Demócrata Cristiano — PDC) and Radical Social Democratic (Partido Radical Social Demócrata — PRSD) parties, as well as the moderate leftist Party for Democracy (Partido por la Democracia — PPD) and the Socialist Party (Partido Socialista — PS).

•                  The center-right alliance includes the National Renewal Party (Renovación Nacional — RN) and the Independent Democratic Union (Unión Demócrata Independiente —UDI).

Chile also has several other smaller parties and some of them are represented in the Chamber of Deputies and represented in certain local governments. Because voting for the Chamber of Deputies is done on a district-by-district basis, Deputy candidates for smaller parties may be elected to the Chamber of Deputies by receiving a majority of votes within a particular district even though the party with which they are affiliated may not receive a significant percentage of total votes at a national level.

Judges on the Supreme Court currently are appointed by the President and serve until age 75.

Foreign Relations and International Organizations

The National Security Council, a special governmental body in Chile, advises the President on domestic and national security issues. The Council was created pursuant to the Constitution in 1980 and began full operations in 1989 as part of the transition to democracy. The Council is chaired by the President of the Republic which includes the President of the Senate, the President of the Chamber of Deputies, the Chief Justice of the Supreme Court, each of the Commanders-in-Chief of the three branches of the Armed Forces, the Head of the Police Department and the General Comptroller. Non-voting members of the Council include the Ministers of the Interior, Foreign Affairs, National Defense, Economic Development and Reconstruction, and Finance.

Chile has had no significant regional or international conflicts in recent years. Chile is a member of or party to:

•                  the United Nations, as a founding member, including many of its specialized agencies;

•                  the Organization of American States (OAS);

•                  the World Health Organization;

•                  the World Trade Organization (WTO);

•                  the International Labor Organization (ILO);

•                  the International Monetary Fund (IMF);

•                  the International Bank for Reconstruction and Development (World Bank);

•                  the Inter-American Development Bank (IDB);

•                  the International Conference of Copper Exporting Countries (CIPEC);

•                  the Asian Pacific Economic Cooperation forum (APEC);

•                  the Union of South American Nations (UNASUR);

•                  the World Intellectual Property Organization (WIPO); and

•                  Pacific 4: New Zealand, Singapore, Brunei Darussalam and Chile.

In February 2003, the Central Bank formally became part of the credit arrangements known as the New Arrangements to Borrow (NAB), created by the IMF in 1998. The NAB serves as a mechanism to provide resources to countries facing a financial crisis. In October 2003, the Central Bank became a member of the Bank for International Settlements (BIS).

Chile maintains close ties to its neighboring countries and participates in several regional arrangements designed to promote cooperation in trade, investment and services. Chile is a member of the Latin American Integration Association (Asociación Latinoamericana de Integración — ALADI), a regional trade association. Chile is also party to a number of bilateral trade arrangements, including separate agreements with the United States, China, Canada, Australia, and Japan. Chile is also party to a collective Central America trade agreement between Chile and Costa Rica, El Salvador, Guatemala, Honduras, and Nicaragua.

Structure of Economy

The Chilean economy, with an estimated current-price gross domestic product (“GDP”) in excess of US$163.7 billion in 2009, has considerable natural resources, a modern, export-oriented manufacturing sector, and a sophisticated services sector.  The Chilean economy, measured by growth in Chile’s constant-price GDP, grew at an average rate of 7.3% from 1990 to 1994, 5.4% from 1995 to 1999, 4.3% from 2000 to 2005, and 2.9% from 2006 to 2010.

The following table summarizes certain significant economic data about the Chilean economy:

SELECTED MACROECONOMIC INDICATORS

	2006	2007	2008	2009	2010	2011	2012
Real GDP growth	4.6%	4.6%	3.7%	-1.0%	5.8%	5.9%	5.6%
Consumer Price Index (year-end)(1)	2.6	7.8	7.1	-1.4	3.0	4.4	1.5
Goods Exports (US$Bn)	59.4	68.6	64.5	55.5	71.1	81.5	78.3
Goods Imports (US$Bn)	36.4	44.4	58.4	40.1	55.5	70.9	74.9
Current Account Surplus/Deficit (US$Bn)	7.1	7.1	-5.8	3.5	3.2	-3.3	-9.5
Total External Debt (US$Bn)	48.3	53.4	63.7	71.9	84.5	98.7	117.8
Exchange Rate (Ch$per US$)(2)	534.4	495.8	629.1	506.4	468.4	521.5	478.6
Unemployment (3)	6%	7.2%	7.5%	10%	7.1%	6.6%	6.1%

(1)         The data from 2005 to 2008 corresponds to the National Statistics Institute old methodology of base year 2003.  From 2009 to 2010 the data corresponds to the National Statistics Institute new methodology of using base year 2008.

(2)         Observed Exchange Rate as of December 31 each year.

(3)         Calculated based on the unemployment rate reported by the Central Bank of Chile for the period October through December for each year. The data from 2005 to 2007 corresponds to the National Statistic Institute old methodology and old regionalization. The data for 2008 corresponds to the National Statistic Institute old methodology and new regionalization. The data from 2009 to 2011 corresponds to the National Statistics Institute new methodology and new regionalization.

Source:  Central Bank of Chile

Financial and business services is the largest sector of Chile’s economy, representing 18.43% of constant-price GDP as of 2012. While the 1980s brought a period of stagnation, the 1990s saw a sharp increase in exports from the manufacturing sector as a result of a diversification away from copper as well as a substantial increase in the demand for and export of non-traditional products, such as processed food and printing products. Also, while domestic demand has increased, in 2011 and 2012, mining and financial services exports remain top sources of domestic GDP.

Chile has large reserves of metallic and non-metallic resources and is the world’s largest producer of copper, accounting for approximately 31.5% of world mine production of copper as of 2012.  Chile’s copper reserves total approximately 190 million metric tons in 2012. In the 1990s, the mining sector grew due to increased investment, including the opening of new mines. During 2012, this sector was the second largest sector by percentage of GDP, representing 12.98% of constant-price GDP, and mining exports constituted 59.5% of total exports in terms of dollars.

The service sector, comprising retail, transportation, communications, finance and other services, accounted for approximately55.6% of GDP as of 2012. The table below presents data on the composition of Chile’s GDP:

GDP COMPOSITION BY SECTORS

	2006	2007	2008	2009	2010	2011	2012
Agriculture, livestock and forestry	3.88%	3.73%	3.71%	3.73%	3.58%	2.96%	2.88%
Fishing	1.21%	1.18%	1.23%	1.16%	0.95%	0.47%	0.45%
Mining	7.41%	7.32%	6.66%	6.68%	6.43%	14.89%	12.98%
Industry	16.52%	16.28%	15.92%	15.16%	14.27%	10.70%	10.21%
Construction	6.97%	6.97%	7.40%	6.94%	6.83%	6.93%	7.57%
Retail	10.29%	10.44%	10.57%	10.41%	11.21%	9.93%	10.73%
Transport and communications	9.49%	9.86%	10.12%	10.43%	10.82%	5.91%	6.08%
Financial & Business Services	15.62%	16.34%	16.26%	16.26%	16.62%	17.54%	18.42%
Other	28.62%	27.88%	28.13%	29.24%	29.29%	30.67%	30.68%

Source: Central Bank of Chile

Chilean trading activity is diversified among countries within the Americas, Europe and Asia. Chile’s main trade partners include the United States, China, Argentina, Brazil, South Korea, Japan, the European Union, and Latin America.

The following tables set forth summary information about Chilean exports and imports of goods:

EXPORT OF GOODS (FOB)

(US$ millions)

	2006	2007	2008	2009	2010	2011	2012
Food products and livestock	8,097	9,014	10,596	9,474	10,029	12,251	12,300
Beverages and tobacco	1,022	1,328	1,460	1,447	1,645	1,810	1,935
Non-food raw materials, excluding fuels	19,122	23,451	17,976	15,800	21,844	23,766	24,454
Fuels and lubricants, minerals and related products	1,407	1,198	1,439	744	603	825	702
Plant- and animal-derived oils, fats and waxes	60	75	135	98	93	150	187
Chemicals and related products n.e.c.	2,580	2,470	3,280	2,133	2,850	3,508	3,852
Manufactured articles, mainly classified by material	24,349	27,723	25,758	22,290	30,119	34,089	29,735
Transport machinery and equipment	1,445	1,925	2,256	1,777	1,983	2,367	2,316
Sundry manufactured articles, n.e.c.	768	800	847	788	890	1,205	1,118
Goods and transactions n.e.c.	530	577	763	910	1,052	1,485	1,678
Exports total	59,380	68,561	64,510	55,463	71,109	81,455	78,277

IMPORT OF GOODS (CIF)

(US$ millions)

	2006	2007	2008	2009	2010	2011	2012
Consumer goods	9,238	11,247	13,523	10,056	15,527	18,712	19,859
Durable	3,869	4,538	5,325	3,553	6,523	7,590	8,087
Semi-durable	2,485	2,875	3,451	2,830	4,007	5,050	5,465
Other	2,883	3,834	4,747	3,673	4,996	6,073	6,307
Intermediate goods	22,593	28,155	38,227	24,721	32,675	42,673	43,442
Energy products	8,189	10,750	15,880	8,906	11,231	16,066	16,162
Other	14,404	17,405	22,346	15,815	21,445	26,607	27,280
Total current goods	31,830	39,402	51,750	34,777	48,202	61,385	63,301
Capital goods	7,148	8,193	11,037	8,028	11,086	13,845	16,167
Imports (CIF)	38,978	47,595	62,787	42,806	59,288	75,230	79,468
Imports (FOB)	36,433	44,430	58,436	40,103	55,474	70,911	74,855

Source: Central Bank of Chile.

Economic Policy and Performance

Chile’s economic history has been oriented toward the export of primary products.  Chile was a major exporter of nitrate and agricultural products in the 19th century, and increased its copper exports in the 20th century.  Following the collapse of Chile’s export markets and its loss of access to international capital markets during the 1930’s, successive governments sought to reduce the country’s dependence on trade through implementation of import-substitution-industrialization policies designed to promote the growth of domestic industry and discourage imports.  Chile’s agricultural sector languished while its protected industry became inefficient.  The role of the state in the economy expanded in the post-war period and accelerated during the 1970-1973 socialist government of Dr. Allende.

Following the military coup d’etat in 1973, the military government (1973 to 1990) introduced liberal economic reforms designed to open the economy to foreign investment, liberalize foreign trade and reduce the central government’s size and influence in the economy, by, among other actions, eliminating long-standing and widespread price controls and undertaking a significant privatization program. Although the military administration was able to reduce inflation, eliminate budget deficits and initiate an economic recovery, in the early 1980s, due to macroeconomic policies and a global recession that resulted in an external debt crisis, Chile’s economy contracted.  Furthermore, the government’s decision to implement an austerity program and depreciate the peso contributed to a sharp recession that began in 1982 with real GDP decreasing 13.6% during that year. In 1983, real GDP further decreased 2.8% and unemployment reached a peak of 20.5% (without taking into account certain ad-hoc emergency employment programs developed by the government). However, from 1984 to 1989, these measures resulted in:

•                  increased exports;

•                  an average GDP growth of 6.7% per year;

•                  a 66.6% reduction in the current account deficit; and

•                  a steady rise in international reserves.

In 1985, the government initiated a far-reaching privatization program of state-owned companies. These economic policies and the government’s expansionary monetary policy led to an approximately 22.8% increase in domestic spending for the two-year period from 1987 to 1989, which in turn led to increases in inflation. When the elected government of President Aylwin took office in 1990, it implemented a macroeconomic policy designed to correct these economic imbalances.

In December 1989, the government redefined the Central Bank as a fully autonomous agency functioning independently from the central government. At that time, the autonomous and independent status of the Chilean Central Bank was unique in Latin America. The Central Bank’s two main objectives are to keep inflation under control and to ensure the regular flow of external and domestic payments. The government also undertook a deliberate effort to coordinate macroeconomic policies between the Central Bank and the Ministry of Finance. In 2007, the Chilean government established the Economic and Social Stabilization Fund (“ESSF”) in an effort to stabilize government cash flow. The Chilean government initially contributed $2.58 billion, and further contributes each year that there is a fiscal surplus. The ESSF has since grown to almost $20 billion as of year-end 2012. The majority of contributions to the ESSF historically came from excess revenues due to high sales of copper.

Chile was not immune to the economic effects of the 2008 economic slowdown. Annual CPI inflation reached 7.8% in December 2007 and 7.1% in December 2008 due in part to higher international energy and food prices. Chilean banks, like many banks worldwide, experienced liquidity issues due to the global tightening of credit. However, Chile was able to take fiscal measures without issuing large amounts of debt due to the aforementioned ESSF. The Central Bank began progressively cutting the Monetary Policy Interest Rate (MPR), Chile’s target interest rate, from 8.25% in December 2008 to an ultimate low of 0.50% in August 2009. CPI Inflation dropped to 1.4% year over year in December 2009, and stabilized to 3.0% in December 2010. The European debt crisis also impacted Chile, as overall demand for emerging countries slowed. However, strong domestic demand over 2011 and 2012  mitigated many effects of the European debt crisis and the Central Bank began increasing the MPR in June 2010, eventually reaching 5.25% in December 2011, As of June 2013, the Central Bank has maintained the 5.0% target MPR established in February  2012.

External Environment

Balance of Payments

Chile’s external accounts reflect the country’s high degree of financial and trade integration with the rest of the world, a state of affairs that began in the 1970s with the trade liberalization process and was consolidated in 2001 through capital account liberalization. In terms of external accounts, Chile’s balance of payments registered a surplus between 1987 and 1997, largely attributable to dynamic exports and record capital inflows, specifically direct investments, portfolio investments and other medium- and long-term capital. Since 2001, the Chilean economy has generated modest surpluses or deficits in its balance of payments. In 2011 and 2012, the current account swung to a deficit as increased domestic demand reversed the trade balance .The table below presents data on Chile’s balance of payments for the past seven years:

BALANCE OF PAYMENTS

(US$ millions)

	2006	2007	2008	2009	2010	2011	2012

Goods Trade Balance	22,947	24,132	6,074	15,360	15,635	10,544	3,422

Exports FOB	59,380	68,561	64,510	55,463	71,109	81,455	78,277

Imports FOB	36,433	44,430	58,436	40,103	55,474	70,911	74,855

Services Trade Balance	-875	-1,323	-1,208	-2,010	-2,136	-2,578	-2,435

Services exports	7,861	9,030	10,738	8,493	10,836	13,133	12,626

Services imports	8,736	10,352	11,946	10,503	12,972	15,711	15,061

Transfers	3,406	3,129	2,930	1,563	4,410	2,892	2,192

Current Account	7,116	7,079	-5,800	3,518	3,224	-3,283	-9,497

Capital account	13	16	3	15	6,240	14	13

Errors and omissions	-642	465	1,272	646	-498	-352	-830

Financial Account	6,487	7,559	-4,524	4,178	8,966	-3,621	-10,314

Reserves (net change)	1,997	-3,214	6,444	1,648	3,024	14,190	-367

Source: Central Bank of Chile.

Exchange Policy

With regard to exchange policy, an exchange rate band was in place from the mid-1980s until September 1999, at which time the government, during a period of favorable monetary and exchange rate conditions, adopted a free-floating exchange rate regime that is still in place today. These conditions included low and stable inflation, adequate financial regulation, an exchange rate within the set floating band, development of exchange rate and financial hedging instruments, and improvements in private risk management. Hence, the introduction of the free-floating regime was achieved without shocks and rapidly led the Chilean currency to reflect its actual real-time market value.

External Debt

Chile’s total public sector external debt amounted to US$11.1 billion in 2006, US$11.7 billion in 2007, US$13.2 billion in 2008, US$13.2  billion in 2009, US$ 17.2 billion in 2010, US$ 20.5 billion in 2011 and US$ 25.2 billion in 2012. . The ratio of public sector external debt to GDP reached 8.3% in 2005, 7.8% in 2006, 7.8% in 2007, 7.1% in 2008, 8.3% in 2009 and 8.5% in 2010. Over the past decade there was an improvement on most external solvency indicators such as external debt over GDP that declined from 49.3% in 2000 to 39.7% in 2011, External debt over exports which reduced from the level of 1.6x to 1.1x and long term external debt service over exports which declined from 26.3% in the year of 2000 to 18.3% in 2011. Chile is current on all IMF obligations.

Year	External debt /GDP (2) (%)	External debt/Export (ratio)	Long-term external debt service (3)/ GDP(2) (%)	Long-term external debt service (3)/Exports (%)	Short-term residual external debt/ Reserves (ratio)
2003	56.2	1.6	10.2	29.1	0.8
2004	43.5	1.1	10.5	26.8	0.9
2005	37	0.9	7.9	19.8	0.9
2006	31.2	0.7	10.1	23.3	0.8
2007	30.8	0.7	7.6	16.9	1.2
2008	34.9	0.8	9.4	22.8	1.2
2009	41.3	1.1	10.7	29.2	1
2010	38.8	1	6.8	18.1	1.1
2011	39.7	1.1	6.9	18.3	1

(1)         Nominal value.

(2)         GDP at nominal value in millions of Chilean pesos, divided by average exchange rate (CH$/US dollar).

(3)         Amortization and interest payments.

Source:  Central Bank of Chile, Data not available for 2012.

The following table shows the structure of Chile’s external debt since 2006:

TOTAL EXTERNAL DEBT (1)

(US$ millions)

	2006	2007	2008	2009	2010	2011	2012
Long-term external debt	40, 207	44,397	49,680	56,097	68,216	79,169	94,927
Public	10,273.00	10,340.00	9,491.00	11,364.00	16,028.00	18,750.00	23,520.00
Private	29,934.00	34,057.00	40,189.00	44,733.00	52,188.00	60,419.00	71,407.00
Short-term external debt	8,096	9,022	14,040	15,834	16,236	19,572	22,849
Public	875.00	1,370.00	2,164.00	1,867.00	1,199.20	1,743.20	1,723.00
Private	7,221.00	7,652.00	11,876.00	13,967.00	15,036.37	17,828.33	21,125.69
Total external debt	48,303	53,419	63,720	71,931	84,452	98,741	117,776

(1)         Includes public and private debt as of December of each year. Excluding bonds issued and held by residents

Source:  Central Bank of Chile.

Inflation

Since 2001, the Central Bank has carried out monetary policy by setting a rolling 12-month target range for underlying inflation (which does not include goods with highly volatile prices such as fuel oil and fresh vegetables) and a rolling 24-month target range for total inflation. Currently, both target ranges are 2% to 4%.

The policies of the government and Central Bank have permitted the Chilean economy to attain a gradual but significant reduction in domestic inflation, as measured by the December-to-December increase in the CPI. Perhaps most importantly, this reduction was achieved without incurring significant real costs; this was possible due to a combination of favorable external conditions during the 1990s and the high level of Central Bank credibility. The inflation rate increased sharply from 2.3% in 1999 to 4.5% in 2000, and then resumed its low levels in 2002, 2003, 2004, 2005 and 2006 (2.8%, 1.1%, 2.4%, 3.7% and 2.6%, respectively). Chile experienced higher inflation during 2007 and 2008 due in part to the global impact of the rising price of fuel and food, among other causes.  However, inflation began to recover after 2009, showing 3.0% by the end of 2010 and 4.4% in 2011. Inflation fell to 1.5% at year-end 2012, and the Central Bank has not yet decided to take further fiscal measures as of June 30, 2013.

The following table sets forth the consumer price index and the wholesale price index for the last five years:

	CPI		WPI
	Average Index (1)	Variation relative to same month previous year (2)	Average Index (November 2007=100)		Variation relative to same month previous year
December 2007	93.4	7.8%	100.1		14.0%
December 2008	100.0	7.1%	122.8		22.7%
December 2009	99.5	-1.4%	104.5		-14.9%
December 2010	102.5	3.0%	108.2		3.5%
December 2011	107.0	4.4%	119.0		10.0%
December 2012	108.6	1.5%	N/A	(3)	N/A(3) -

Source: Central Bank of Chile.

(1)         From 2006 to 2008 index correspond to the old methodology. From 2009 to 2012 index correspond to the new methodology.

(2)         Calculation for 2009 is based in the old methodology.

(3)         Not available

$75,000,000

Shares of Common Stock

ABERDEEN CHILE FUND, INC.

PROSPECTUS

October 3, 2013

2,600,000 Shares of Common Stock

ABERDEEN CHILE FUND, INC.

PROSPECTUS SUPPLEMENT

October 7, 2013

Until November 1, 2013 (25 days after the date of this Prospectus Supplement), all dealers that buy, sell or trade the Shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters.

Aberdeen Chile Fund, Inc.

Statement of Additional Information

October 3, 2013

Aberdeen Chile Fund, Inc. (the “Fund”) is a non-diversified, closed-end management investment company, registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”).

This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Fund’s prospectus, dated October 3, 2013 (the “Prospectus”) and any related prospectus supplement.  The Statement of Additional Information does not include all information that a prospective investor should consider before purchasing the Fund’s shares, and investors should obtain and read the Prospectus and any related prospectus supplement prior to purchasing such shares.  Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus and any related prospectus supplement.

You may call 1-866-839-5205 or email InvestorRelations@aberdeen-asset.com to obtain, free of charge, copies of the Prospectus and any related prospectus supplement.  The Fund’s Prospectus is also available on the Fund’s website at www.aberdeench.com.  You may also obtain a copy of the Prospectus on the SEC’s website (http://www.sec.gov).

No person has been authorized to give any information or to make any representations not contained in the Prospectus or any related prospectus supplement or in this Statement of Additional Information in connection with the offering made by the Prospectus and any related prospectus supplement, and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund.  The Prospectus and any related prospectus supplement and the Statement of Additional Information do not constitute an offering by the Fund in any jurisdiction in which such offering may not lawfully be made.

HISTORY OF THE FUND

The Fund is a non-diversified, closed-end management investment company registered under the 1940 Act.  The Fund was incorporated under the laws of the State of Maryland on September 26, 1989, under the name “The Chile Fund, Inc.” Effective March 29, 2010, the Fund’s name was changed to “Aberdeen Chile Fund, Inc.” to align the Fund more closely with the investment adviser and to differentiate the Fund in a competitive market with many known brands. The Fund’s investment objectives and NYSE MKT ticker symbol, CH, remained unchanged.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors (“Board”).  The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with the Investment Adviser, Administrator, custodian and transfer agent. The Independent Directors (as defined below) ratify the agreement with the Fund’s independent registered public accounting firm.  The officers of the Fund serve at the pleasure of the Board.  Aberdeen Asset Managers Limited (“AAML” or the “Investment Adviser”) serves as the Fund’s investment adviser.

The Fund’s by-laws provide that the Board will be divided into three classes, each of which will serve for three years, with one class being elected each year.  Each year the term of office of one class expires.  The names of the Directors and officers of the Fund, and their addresses, year of birth and principal occupations during the past five years, are provided in the tables below.  Directors who are not “interested persons” (as that term is defined in Section 2(a)(19) of the 1940 Act) are referred to in the table below, and elsewhere in this Statement of Additional Information (“SAI”), as “Independent Directors.”

Independent Directors

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director During Past Five Years

Enrique R. Arzac c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1941)	Chairman of the Board of Directors, Nominating Committee Chairman, and Audit and Valuation Committee Member	Since 1996; Chairman since 2005; current term ends at the 2015 annual meeting	Professor of Finance and Economics, Graduate School of Business, Columbia University (since 1971)	5

Director of Epoch Holding Corporation (since 2006); Director of The Adams Express Company (since 1983); Director of Petroleum and Resources Corporation (since 1987); Director of Mirae Asset Discovery Funds (6 funds) (since 2010); Director of Credit Suisse Funds (9 funds) (since 1990)

James J. Cattano 1366 Wood Duck Trail Naples, FL 34108 (1943)	Director, Nominating CommitteeMember, and Audit and Valuation Committee Chairman and Cost Review Committee Chairman	Since 1989, current term ends at the 2014 annual meeting	President of Coastal Trade Corporation (international commodity trade) (since 2011). Previously, President, Primary Resources Inc. (agricultural and raw materials) (1996-2011)	5	Director of Credit Suisse Asset Management Income Fund, Inc. (since 2006); Director of Credit Suisse High Yield Bond Fund (since 2006)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director During Past Five Years
Lawrence J. Fox c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1943)	Director, Nominating Committee Member	Since 2006; current term ends at the 2016 annual meeting	Partner, Drinker Biddle & Reath LLP (law firm) (since 1972); Lecturer, Yale Law School (since 2009)	4	Director of Credit Suisse Asset Management Income Fund, Inc. (since 1990); Director of Credit Suisse High Yield Bond Fund (since 2001); Director of Dynasil Corp of America (since 2011)

Steven N. Rappaport c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1948)	Director; Nominating Committee, Cost Review Committee, and Audit and Valuation Committee Member	Since 2003; current term ends at the 2014 annual meeting	Partner, Lehigh Court, LLC (private investment firm) and RZ Capital LLC (private investment firm) (since 2004)	5

Director of iCAD, Inc. (since 2006); Director of Presstek, Inc. (2003-2012); Director of Credit Suisse Funds (3 funds) (since 2005); Director of Credit Suisse Asset Management Income Fund Inc. (since 2005) and Credit Suisse High Yield Bond Fund (since 2005)

Martin M. Torino c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1949)	Director; Nominating Committee, Cost Review Committee, and Audit and Valuation Committee Member	Since 2005; current term ends at the 2016 annual meeting	President, TA USA (agriculture sector) (since 1991); President, Rio Chalchoqui SA (food and beverage) (since 2007) and President, Expreso Morell SA (transportation and logistics) (2009 — 2012)	3	Director of San Lucas S.A.

*                                         Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., The Singapore Fund, Inc., The Asia Tigers Fund, Inc., The India Fund, Inc., The Greater China Fund, Inc., Aberdeen Investment Funds, Aberdeen Global Select Opportunities Fund, Inc., and Aberdeen Funds have a common investment manager and/or investment adviser with the Fund, or an investment manager and/or investment adviser that is affiliated with the Investment Adviser of the Fund, and may thus be deemed to be part of the same “Fund Complex” as the Fund.

Director Qualifications

The Board believes that each Director’s experience, qualifications, attributes and/or skills on an individual basis and in combination with those of the other Directors on the Board lead to the conclusion that each Director possesses the requisite experience, qualifications, attributes and skills to serve on the Board. The Board believes that each Director’s ability to review critically, evaluate, question, and discuss information provided to him, to interact effectively with the Investment Adviser, other service providers, counsel, and independent auditors; and to exercise effective business judgment in the performance of his duties, support this conclusion. The Board has also considered the contributions that each Director can make to the Board and Fund.

A Director’s ability to perform his duties effectively may have been attained through the Director’s executive, business, consulting, and/or legal positions; experience from service as a Director of the Fund(s) and other funds/portfolios in the Aberdeen fund complex, other investment funds, public companies, non-profit entities or other organizations; educational background or professional training or practice; and/or other life experiences. In this regard, the following specific experience, qualifications, attributes and/or skills apply as to each Director: Mr. Arzac - financial background as professor of finance and economics at a business school, fund leadership roles as chairman of the board of directors for certain funds within the Aberdeen fund complex, as well as board experience with other closed-end investment companies and public companies; Mr. Cattano - business background and executive management and financial experience as president and CEO of a commodities trading company; Mr. Fox - legal experience as a partner at a law firm and as a law professor; Mr. Rappaport - investment management experience as partner at investment firms, accounting experience and other board experience; and Mr. Torino - business background and executive experience as president of commodities trading and logistics and transportation companies.

The Board believes that the significance of each Director’s experience, qualifications, attributes and/or skills is an individual matter (meaning that experience important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director or particular factor being indicative of effectiveness. In addition, in its periodic self-assessment of its effectiveness, each Board considers the complementary individual skills and experience of the individual Directors in the broader context of the Board’s overall composition to assess whether the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. References to the experience, qualifications, attributes and/or skills of Directors are presented pursuant to disclosure requirements of the Securities and Exchange Commission, do not constitute holding out the Board or any Director as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or the Board by reason thereof.

Officers Who Are Not Directors

The names of the officers of the Fund who are not Directors, their addresses, year of birth and principal occupations during the past five years are provided in the table below:

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Jeffrey Cotton** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1977)	Vice President and Chief Compliance Officer	Since 2011

Currently, Vice President and Head of Compliance – US for Aberdeen Asset Management Inc. Mr. Cotton joined Aberdeen in 2010. Prior to joining Aberdeen, Mr. Cotton was a Senior Compliance Officer at Old Mutual Asset Management (2009-2010) supporting its affiliated investment advisers and mutual fund platform. Mr. Cotton was also a Vice President and Senior Compliance Manager at Bank of America/Columbia Management (2006-2009).

Sharon Ferrari** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1977)	Assistant Treasurer	Since 2011

Currently, Senior Fund Administration Manager-US for Aberdeen Asset Management Inc. She joined Aberdeen as a Senior Fund Administrator in 2008. Prior to joining Aberdeen, she was an Accounting Analyst at Delaware Investments.

Alan Goodson** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1974)	Vice President	Since 2009

Currently, Head of Product-US, overseeing both Product Management and Product Development for Aberdeen’s registered and unregistered investment companies in the US and Canada.  Mr Goodson is Vice President of Aberdeen Asset Management Inc. and joined Aberdeen in 2000.

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Heather Hasson** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1982)	Assistant Secretary	Since 2012	Currently, Senior Product Manager for Aberdeen Asset Management Inc. Ms. Hasson joined Aberdeen in 2006 as a Fund Administrator.

Joanne Irvine** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1968)	Vice President	Since 2009	Currently, Head of Emerging Markets Ex. Asia on the global emerging markets equities team in London (since 1997). Ms. Irvine joined Aberdeen in 1996 in a group development role.

Devan Kaloo** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1972)	Vice President	Since 2009

Currently, serves as Head of Global Emerging Markets (since 2005). Mr. Kaloo joined Aberdeen in 2000 on the Asian portfolio team before becoming responsible for the Asian ex Japan region as well as regional portfolios within emerging market mandates and technology stocks.

Megan Kennedy** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1974)	Vice President, Secretary	Since 2009

Currently, Head of Product Management for Aberdeen Asset Management Inc. (since 2009). Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.

Andrea Melia** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1969)	Treasurer & Chief Financial Officer	Since 2009

Currently, Vice President and Head of Fund Administration-US for Aberdeen Asset Management Inc. (since 2009). Prior to joining Aberdeen, Ms. Melia was Director of fund administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.

Jennifer Nichols** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1978)	Vice President	Since 2009

Currently, Global Head of Legal for Aberdeen (since 2012). Ms. Nichols also serves as a Director and Vice President for Aberdeen Asset Management Inc. (since 2010). She previously served as Head of Legal—Americas for Aberdeen Asset Management Inc. (since 2010). Ms. Nichols joined Aberdeen Asset Management Inc. in October 2006.

Christian Pittard** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor	President & Chief Executive Officer	Since 2009	Currently, Group Head of Product Development for Aberdeen Asset Management PLC (parent company of the Investment Adviser). Previously, Director

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Philadelphia, PA 19103 (1973)

and Vice President (2006-2008), Chief Executive Officer (from October 2005 to September 2006) and employee (since June 2005) of Aberdeen Asset Management Inc.. He also serves as a Director of the Investment Adviser since 2010.

Nick Robinson** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1978)	Vice President	Since 2011

Currently, Director and Head of Brazilian Equities, of Aberdeen’s operations in São Paulo. Mr. Robinson joined Aberdeen in 2000 and spent eight years on the North American Equities desk, including three years based in Aberdeen’s US offices. In 2008 he returned to London to join the global emerging markets equities team. Mr. Robinson relocated to São Paulo in 2009.

Lucia Sitar** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1971)	Vice President	Since 2009	Currently, U.S. Counsel for Aberdeen Asset Management Inc. (since 2007).

Hugh Young**, *** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1958)	Vice President	Since 2009

Currently, a member of the Executive Management Committee of Aberdeen Asset Management PLC. He has been Managing Director of Aberdeen Asset Management Asia Limited since 1991. Mr. Young also served as a Director of Aberdeen Asset Managers (C.I.) Limited from 2000 to June 2005 and a Director of AAMAL since 2000.

*                 Officers hold their positions with the Fund until a successor has been duly elected and qualified.

**          Messrs. Cotton, Goodson, Kaloo, Pittard, Robinson and Young and Mses. Ferrari, Hasson, Irvine, Kennedy, Melia, Nichols and Sitar hold the officer position(s) with one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., The Singapore Fund, Inc., The Asia Tigers Fund, Inc., The India Fund, Inc., The Greater China Fund, Inc., Aberdeen Investment Funds, Aberdeen Global Select Opportunities Fund, Inc., and Aberdeen Funds, each of which may be deemed to be a part of the same “Fund Complex” as the Fund.

*** Mr. Young serves as an Interested Director on the Aberdeen Australia Equity Fund, Inc. and The India Fund, Inc., each of which has an investment manager and/or investment adviser that are affiliated with the Investment Adviser of the Fund and may thus be deemed to be part of the same “Fund Complex” as the Fund.

Although the Fund is a Maryland corporation, certain of its Directors and officers (Messrs. Torino, Kaloo, Pittard, Young and Ms. Irvine) are non-residents of the United States and have all, or a substantial part, of their assets located outside the United States.  None of the Directors or officers has authorized an agent in the United States to receive notice.

The Fund’s by-laws provide that the Fund shall indemnify its current and former Directors and officers against liabilities and expenses, and that such Directors and officers shall be entitled to advances from the Fund for payment of reasonable expenses incurred by them to the maximum extent permitted by the Maryland General Corporation Law and the 1940 Act in connection with matters as to which they are seeking indemnification in which they may be involved because of their position with the Fund.  The Fund’s by-laws do not, however, indemnify any current or former Director or officer against any liability to the Fund or any shareholder to which such Director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Fund has entered into a separate agreement with each of the Fund’s Directors, pursuant to which the Fund has agreed to indemnify each Director against expenses reasonably incurred by such Director in a proceeding arising out of or in connection with the Director’s service to the Fund, to the maximum extent permitted by the Maryland General Corporation Law and the 1940 Act.

Board and Committee Structure

The Board is comprised entirely of Independent Directors. The Board has appointed Mr. Arzac, an Independent Director, as Chairman. The Chairman presides at meetings of the Directors, participates in the preparation of the agenda for meetings of the Board, and acts as a liaison between the Directors and Fund management and the Investment Adviser between Board meetings. Except for any duties specified herein, the designation of the Chairman does not impose on such Director any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board, generally. The Board holds regular quarterly meetings throughout the year to consider and address matters involving the Fund. The Board also may hold special meetings to address matters arising between regular meetings. The Independent Directors also meet outside the presence of management in executive session at least quarterly and have engaged separate, independent legal counsel to assist them in performing their oversight responsibilities.

The Board has established a committee structure that includes an Audit and Valuation Committee, a Nominating Committee and a Cost Review Committee (each, a “Committee” and together, the “Committees”) to assist the Board in the oversight and direction of the business affairs of the Fund, and from time to time may establish informal ad hoc committees or working groups to review and address the practices of the Fund with respect to specific matters. The Committee system facilitates the timely and efficient consideration of matters by the Directors, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Fund’s activities and associated risks. The standing Committees conduct an annual review of their charters, which includes a review of their responsibilities and operations.

The Committees of the Board and the Board as a whole also conduct an annual evaluation of its performance, including consideration of the effectiveness of the Board’s Committee structure. Each Committee is comprised entirely of Independent Directors. The Board believes that its leadership structure, including maintaining standing Committees and establishing ad hoc Committees or working groups as needed and having an Independent Director as Chairman, is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview. The Board also believes that it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight. The Board may, at any time and in its discretion, change its leadership structure, including in response to changes in circumstances or characteristics of the Fund.

The Audit and Valuation Committee consists of all the Independent Directors, all of whom are also “independent” as that term is interpreted under Rule 10A-3 of the 1934 Act and under the listing standards of the NYSE MKT. The Audit and Valuation Committee convened six times during the fiscal year ended December 31, 2012. Mr. Cattano serves as Chair of the Audit and Valuation Committee and the Board has determined that Messrs. Arzac and Rappaport qualify as Audit Committee Financial Experts and are “financially sophisticated” as interpreted by the NYSE MKT. The Audit and Valuation Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. The Board has adopted an Audit and Valuation Committee Charter. The mission of the Audit and Valuation Committee is to oversee: (a) the accounting and financial reporting policies and practices for the Fund; (ii) its internal controls and, as appropriate, the internal controls of certain service providers; and (iii) the integrity, quality and objectivity of the Fund’s financial statements and the independent audit thereof, including but not limited to, oversight of the independent auditor’s qualifications and independence. The Committee also oversees the activities of the Fund’s Pricing Committee and performs the responsibilities assigned to the Audit and Valuation Committee in the “Valuation and Liquidity Procedures.” The Committee also provides an open avenue of communication among the independent auditors, the internal accounting staff of the Fund’s administrator and the Board. In addition, the Committee has the duty to review in advance, and consider approval of, any and all proposals that the Fund, the Investment Adviser or any of their affiliated persons, employ the independent auditor to render certain non-audit services to the Fund and to consider whether such services are consistent with the independent auditor’s independence.  The function of the Audit and Valuation Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent auditor’s responsibility to plan and carry out a proper audit. The independent auditor is ultimately accountable to the Board and the Audit and Valuation Committee, as representatives of the Fund’s shareholders.

The Nominating Committee is comprised of all of the Independent Directors of the Fund. The Nominating Committee convened one time during the fiscal year ended December 31, 2012. Mr. Arzac serves as Chair of the Nominating Committee. The Fund’s Nominating Committee assists the Board in its selection and nomination of Directors and the evaluation of the Board and its Committee structure. The Board has adopted a Nominating Committee Charter. The Nominating Committee has, among other items, the following powers and responsibilities: (1) the nomination of new Directors; (2) the evaluation of its Board and its committee structure; and (3) the periodic review of the tenure of the Directors, including any term limits, limits on the number of boards (or committees) on which a Director may sit and retirement age. The Nominating Committee reports to the full Board with recommendations of any appropriate changes to the Board.

In nominating candidates, the Nominating Committee shall take into consideration such factors as it deems appropriate. These factors may include (but are not limited to): availability (including availability to attend to Board business on short notice) and commitment of the candidate to attend meetings and perform his or her responsibilities to the Board, relevant industry and related experience, educational background, financial expertise, reputation, ability, judgment, expertise, overall diversity of the Board’s composition, experience in fund governance and other business practices and actual or potential conflicts bearing on either the candidate’s independence or the business of the Fund. The Nominating Committee will consider potential director candidates, if any, recommended by shareholders, provided that the proposed candidates (i) satisfy any minimum qualifications of the Fund for its directors; (ii) are not “interested persons” (as defined in the 1940 Act) of the Fund; and (iii) are “independent” as defined in the NYSE MKT listing standards and any other exchange on which the Fund’s shares are listed. When considering whether to add additional or substitute Directors to the Board of the Fund, the Directors take into account any proposals for candidates that are properly submitted to the Fund’s Secretary. Shareholders wishing to present one or more candidates for Director for consideration may do so by submitting a signed written request to Megan Kennedy, Secretary, Aberdeen Funds, 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, which includes the following information: as to each individual proposed for election as Director, the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of the Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such stockholder believes such individual is, or is not, an “interested person” of the Fund (as defined in the 1940 Act), and information regarding such individual that is sufficient, in the discretion of the Nominating Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in a solicitation of proxies for election of Directors in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the 1934 Act, and the rules thereunder (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a Director (if elected)). In the case of the Fund holding a meeting of shareholders, any such submission, in order to be considered for inclusion in the Fund’s proxy statement, should be submitted by a date not later than 45 days before the date in the then current year corresponding to the date on which the Fund first mailed its notice and proxy materials for the annual meeting held in the prior year; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the preceding year’s annual meeting, notice by such shareholder must be so received not later than the close of business on the 10th day following the day on which public announcement of the date of such meeting was given or made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a shareholder’s notice as described above. Any such submission must also be submitted by such date and contain such information as may be specified in the Fund’s By-laws, or as required by any relevant stock exchange listing standards.

The Cost Review Committee reviews on an ongoing basis the fees and expenses incurred by the Fund, to ensure that such expenses are commensurate with the services provided.  The Cost Review Committee convened one time during the fiscal year ended December 31, 2012.  The members of the Fund’s Cost Review Committee are Messrs. James Cattano (Chairman), Steven N. Rappaport and Martin M. Torino.

The Fund is subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. The Board has adopted, and periodically reviews, policies and procedures designed to address risks. Different processes, procedures and controls are employed with respect to different types of risks. Day-to-day risk management functions are subsumed within the responsibilities of the Investment Adviser, who carries out the Fund’s investment management and business affairs, and also by other service providers in connection with the services they provide to the Fund. AAML and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of the Fund, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, the Investment Adviser and the Fund’s other service providers, the Fund’s Chief Compliance Officer, the Fund’s independent registered public accounting firm, legal counsel to the Fund, and internal auditors, as appropriate, relating to the operations of the Fund. The Board also requires the Investment Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis. The Board recognizes that it may not be possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Ownership of Securities by Directors and Officers

The information as to ownership of securities which appears below is based on statements furnished to the Fund by its Directors and officers.

As of December 31, 2012, the dollar range of equity securities owned beneficially by each Director in the Fund and in any registered investment companies overseen by the Director within the same family of investment companies as the Fund was as follows:

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies*
Independent Directors
Enrique R. Arzac	$50,001-$100,000	Over $100,000
James J. Cattano	Over $100,000	Over $100,000
Lawrence J. Fox	$50,001-$100,000	Over $100,000
Steven N. Rappaport	Over $100,000	Over $100,000
Martin M. Torino	$50,001-$100,000	Over $100,000

*                 Aggregate Dollar Range shown includes equity securities of the Fund, and of Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., and Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., all of which are overseen by the Director and may be deemed to be in the same Family of Investment Companies.

As of August 31, 2013, based upon filings made with the SEC, the Fund’s Directors and officers, as a group, owned less than 1% of the Fund’s outstanding shares of common stock.

As of December 31, 2012, none of the Independent Directors or their immediate family members owned any shares of the Investment Adviser or of any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Investment Adviser.

As of the date of this Statement of Additional Information, none of the Independent Directors or their immediate family members owned any shares of the Fund’s principal underwriter, or of any person directly or indirectly controlling, controlled by, or under common control with, the Fund’s principal underwriter.

Compensation of Directors and Certain Officers

The following table sets forth information regarding compensation of Directors by the Fund and by the fund complex of which the Fund is a part for the fiscal year ended December 31, 2012.  Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation directly from the Fund or any other fund in the fund complex for performing their duties as officers or Directors, respectively.

The Directors have approved a compensation plan that requires each Director to invest fifty percent (and permits a Director to invest up to one hundred percent) of his annual retainer in Fund shares, which are purchased on the open market by the Fund’s agent on behalf of the Directors.

Compensation Table
Fiscal Year Ended December 31, 2012

Name of Director	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors*
Enrique R. Arzac	$26,500	N/A	N/A	$133,500	(5)
James J. Cattano	$23,500	N/A	N/A	$118,500	(5)
Lawrence J. Fox	$21,500	N/A	N/A	$86,000	(4)
Steven N. Rappaport	$21,500	N/A	N/A	$108,500	(5)
Martin M. Torino	$20,000	N/A	N/A	$62,000	(3)

*         The number in parentheses indicates the total number of boards in the fund complex on which the Director serves or served at any time during the fiscal year ended December 31, 2012.

PRINCIPAL HOLDERS OF SECURITIES

To the best of the Fund’s knowledge, based upon filings made by the respective entities with the SEC, as of October 2, 2013, the following entities beneficially owned five percent or more of the voting securities of the Fund:

Names and Address	Number of Shares Beneficially Owned	Percentage of Shares
First Trust Portfolios L.P. 120 E. Liberty Drive Suite 400 Wheaton, IL 60187	1,002,620	10.68%

Adminstradora de Fondos de Pensiones de Provida, S.A. Avenida Pedro de Valdivia 100 Piso 9 Santiago, Chile	838,559	8.93%

INVESTMENT ADVISORY AND OTHER AGREEMENTS

Background

AAML serves as the investment adviser to the Fund.  In an internal reorganization effective March 1, 2012, Aberdeen Asset Management PLC (“Aberdeen PLC”) merged Aberdeen Asset Management Investment Services Limited (“AAMISL”), the Fund’s predecessor investment adviser, into AAML.  As a result of the reorganization, there has been no change to the portfolio management team or the level or nature of the services provided to the Fund and the same resources available to AAMISL for the management and compliance oversight of the Fund are available to AAML. AAML, a Scottish company, is authorized and regulated in the U.K. by the Financial Conduct Authority and is a U.S. registered investment adviser under the Advisers Act.  The Investment Adviser is located at Bow Bells House, 1 Bread Street, London, U.K., EC4M 9HH.

Following the internal reorganization, the Investment Adviser entered into an advisory agreement with the Fund dated as of March 1, 2012 (the “Advisory Agreement”) on identical terms as the previous advisory agreement between the Fund and AAMISL.  Counsel to the Fund has provided a legal opinion confirming that the transaction is not be deemed an assignment under the 1940 Act.

The Investment Adviser, in accordance with the Fund’s stated investment objectives, policies and limitations and subject to the supervision of the Fund’s Board of Directors, manages the Fund’s investments and makes investment decisions on behalf of the Fund, including the selection of, and being responsible for the placement of orders with, brokers and dealers to execute the Fund’s portfolio transactions.

Prior to July 2009, Credit Suisse Asset Management, LLC (“Credit Suisse”) was the Fund’s investment adviser.  In June 2009, Aberdeen PLC acquired certain assets of Credit- Suisse’s global investors traditional asset management business.  In connection with this acquisition, AAMISL entered into a new advisory agreement with the Fund.  The investment advisory agreement was approved by the Fund’s Board of Directors and separately by a majority of the Fund’s Independent Directors, and subsequently by the Fund’s shareholders.

AAML is a wholly-owned subsidiary of Aberdeen PLC.  Aberdeen PLC is the parent company of an asset management group managing approximately $317.9 billion in assets as of June 30, 2013 for a range of pension funds, financial institutions, investment trusts, unit trusts, offshore funds, charities and private clients, in addition to U.S. registered investment companies. The registered offices of Aberdeen PLC are located at 10 Queen’s Terrace, Aberdeen, Scotland AB 10 1 YG. Aberdeen PLC, its affiliates and subsidiaries are referred to collectively herein as “Aberdeen.” Aberdeen PLC was formed in 1983 and was first listed on the London Stock Exchange in 1991.

Prior to February 4, 2012, Celfin Capital Servicios Financieros S.A. (“Celfin” or the “Sub-Adviser”), a closed corporation organized under the laws of Chile, served as sub-adviser to the Fund.  The Sub-Adviser made recommendations to the predecessor investment adviser as to specific portfolio securities to be purchased, retained, or sold by the Fund and provided or obtained such research and statistical data as was necessary in connection therewith.  As a result of the development of its operations and research coverage in the South American region, the Investment Adviser has appropriate resources and expertise to manage the Fund without the assistance of Celfin as sub-adviser to the Fund.  Accordingly, effective on February 4, 2012, the Sub-Advisory Agreement with Celfin was terminated. The Fund’s investment objective, primary investment strategies, primary risks and management expenses did not and will not change as a result of the termination of Celfin as sub-adviser.

Terms of the Advisory Agreement

The Advisory Agreement provides that the Investment Adviser will manage, in accordance with the Fund’s stated investment objective, policies and limitations and subject to the supervision of the Fund’s Board of Directors, the Fund’s investments and make investment decisions on behalf of the Fund including the selection of, and being responsible for the placement of orders with, brokers and dealers to execute portfolio transactions on behalf of the Fund.  The Advisory Agreement further provides that the Investment Adviser will not be liable for any error of judgment or for any loss suffered by the Fund in connection with matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by the Investment Adviser of, its duties and obligations under the Advisory Agreement.

Advisory Fee.  The Advisory Agreement provides that the Fund will pay the Investment Adviser a fee at the annual rate of 1.20% of the first $50 million of the Fund’s Average Weekly Base Amount, 1.15% of amounts from $50-100 million, 1.10% of amounts from $100-150 million, 1.05% of amounts from $150-200 million and 1.00% of amounts over $200 million, calculated weekly and paid quarterly. Average Weekly Base Amount is defined in the Advisory Agreement as the average of the lesser of the market value of the Fund’s outstanding shares and the Fund’s net assets, determined as of the last trading day of each week during a quarter.  Effective March 6, 2013, the Investment Adviser has contractually agreed to waive 0.21% of the annual advisory fee based on the Fund’s Average Weekly Base Amount, calculated weekly and paid quarterly.  The contractual advisory fee waiver shall continue in effect until March 1, 2014, unless otherwise agreed by the Investment Adviser and the Fund.  Prior to March 6, 2013, the Investment Adviser voluntarily waived an equal portion of its advisory fee.

For the fiscal years ended December 31, 2012, December 31, 2011 and December 31, 2010, the predecessor investment adviser earned management fees of $1,671,818, $1,756,662 and $1,922,135 for advisory services, of which the predecessor investment adviser waived $220,895, $223,980 and $233,227, respectively.

Payment of Expenses.  The Advisory Agreement obligates the Investment Adviser to bear all expenses in connection with the performance of its services under the Advisory Agreement, including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management of the Fund, except as otherwise may be provided in any separate agreement between the Fund and the Investment Adviser, as well as the fees of any directors of the Fund who are affiliated with the Investment Adviser or any of its affiliates.  The Fund will bear certain other expenses to be incurred in its operation, including:  organizational expenses; taxes, interest, brokerage costs and commissions and stock exchange fees, including any Chilean value added tax; fees of directors of the Fund who are not officers, directors, or employees of the Investment Adviser or any of its affiliates; U.S. SEC fees, state Blue Sky qualification or offering fees; charges of custodians, sub-custodians and transfer and dividend disbursing agents; expenses in connection with the Fund’s Dividend Reinvestment and Cash Purchase Plan; insurance premiums; outside auditing, pricing and legal expenses; costs of maintenance of the Fund’s existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of printing stock certificates; costs of shareholders’ reports and meetings of the shareholders of the Fund and of the Board of Directors of the Fund; membership fees in trade associations; stock exchange listing fees and expenses; litigation and other extraordinary or non-recurring expenses.

Duration and Termination.  The Advisory Agreement was approved by the Board of Directors in December 2011 and became effective as of March 1, 2012 for an initial one-year term.  The Advisory Agreement provides that it will continue in effect thereafter, if not sooner terminated, provided that each such continuance is specifically approved annually by (1) the vote of a majority of the Fund’s Board of Directors who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval and (2) either (a) the vote of a majority of the outstanding voting securities of the Fund, or (b) the vote of a majority of the Fund’s Board of Directors. The Advisory Agreement may be terminated at any time by the Fund without the payment of any penalty, by a vote of a majority of the Fund’s Board of Directors or a majority of the outstanding voting securities of the Fund upon at least 60 days’ written notice to the Investment Adviser.  The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).  In addition, the Investment Adviser may terminate the Advisory Agreement upon at least 60 days’ written notice to the Fund.

Prior to February 4, 2012, Celfin served as sub-adviser to the Fund pursuant to a sub-advisory agreement (the “Sub-Advisory Agreement”). Under the Sub-Advisory Agreement, the Investment Adviser paid Celfin a fee computed at the annual rate of 0.20% of the Fund’s average monthly net assets invested less the Discount Adjustment Amount, as defined in the Sub-Advisory Agreement.  AAMISL informed the Fund that AAMISL or Credit Suisse, as applicable, paid sub-advisory fees of $22,007, $260,556 and $287,115, respectively, to the Sub-Adviser, for the fiscal years ended December 31, 2012, 2011 and 2010.  For the fiscal years ended December 31, 2012, 2011 and December 31, 2010, the Sub-adviser waived $0, $0 and $0, respectively.

Experience of the Investment Adviser and of Aberdeen; Location of the Investment Adviser

The Investment Adviser also serves as investment manager for Aberdeen Israel Fund, Inc., a non-diversified, closed-end management investment company investing in securities in Israel, the shares of which are listed on the NYSE MKT; the Aberdeen Latin America Equity Fund, Inc., a non-diversified, closed-end management investment company investing in securities in Latin America, the shares of which are listed on the NYSE MKT; and the Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., a non-diversified, closed-end management investment company investing in equity securities of emerging markets smaller company issuers, the shares of which are listed on the NYSE MKT.

The Investment Adviser is registered with the SEC under the Investment Advisers Act of 1940, as amended.

The Investment Adviser has all, or a substantial part, of its assets located outside of the United States.  As a result, it may be difficult for U.S. investors to enforce judgments of the courts of the United States against the Investment Adviser predicated solely on the civil liability provisions of the U.S. federal or state securities laws. The Fund has also been advised that there is uncertainty as to whether the courts of Chile would recognize and enforce judgments of the United States courts obtained against the Investment Adviser predicated upon the civil liability provisions of the federal securities laws of the United States or the securities laws of any state in the United States, unless the facts surrounding such a violation would constitute or give rise to a cause of action under the laws of Chile.

Other Agreements

Administration Agreement with Brown Brothers Harriman & Co. and BTG Pactual Chile S.A. Administradora de Fondos de Inversión de Capital Extranjero

Brown Brothers Harriman & Co. (“BBH & Co.”), 40 Water Street, Boston, MA 02109, is U.S. administrator for the Fund and certain other U.S. registered closed end funds advised by AAML and its affiliates (the “Funds”). Subject to the control, supervision and direction of the Board of Directors, the Administrator is responsible for, among other things, providing operational management; coordination of communication between, and oversight of, the Fund’s service providers; negotiation of the Fund’s service provider contracts; preparation of financial information and reports; arranging for payment of Fund expenses; monitoring compliance with the Fund’s investment objectives, policies and restrictions, and with applicable tax law and regulations; maintenance of the Fund’s books and records; and other administrative services. The Funds pay BBH & Co. monthly for administrative and fund accounting services, at an annual rate of .02% of the Funds’ aggregate assets up to $250 million, .015% for the next $250 million, and .01% in excess of $500 million. Each Fund pays its pro rata portion of the fee based on its level of assets. For the fiscal years ended December 31, 2012, 2011 and 2010, the Fund’s pro rata portion of the administration fees to BBH & Co. were $30,001, $30,797 and $100,992, respectively.

BTG Pactual Chile S.A. Administradora de Fondos de Inversión de Capital Extranjero (formerly, Celfin Capital S.A. Administradora de Fondos de Capital Extranjero) (“BTG Pactual Chile,” and collectively with BBH & Co., the “Administrator”) serves as the Fund’s Chilean administrator. Under Chilean law, the Fund is required to have an administrator in Chile. For its services, BTG Pactual Chile is paid a fee, out of the advisory fee payable to AAML, calculated weekly and paid quarterly at an annual rate of 0.05% of the Fund’s average weekly market value or net assets (whichever is lower). In addition, the Chilean Administrator receives a supplemental administration fee paid by the Investment Adviser, and an annual reimbursement of out-of-pocket expenses and an accounting fee paid by the Fund. The Chilean Administrator is a Chilean corporation located at Apoquindo 3721, Piso 19, Santiago, Chile. The Chilean Administrator performs various services for the Fund, including (1) maintaining the general ledger and preparing financial statements required from the Fund pursuant to Chilean law and regulations, (2) making applications to the Central Bank for remittances of dividends, interest, net realized capital gains and capital outside Chile, (3) withholding Chilean taxes due on amounts remitted abroad on account of dividends, interest and net realized capital gains or otherwise, (4) acting as the Fund’s representative in Chile and (5) providing clerical assistance in connection with Chilean investments.  For the fiscal years ended December 31, 2012, 2011 and 2010, the Fund paid $195,215, $201,423 and $199,216, to BTG Pactual Chile, respectively.

CODE OF ETHICS

The Fund and the Investment Adviser have each adopted a code of ethics (each, a “Code of Ethics”) in accordance with Rule 17j-1 under the 1940 Act.  Subject to certain conditions and restrictions, each Code of Ethics permits personnel who are subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Fund.

Each Code of Ethics may be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090.  Each Code of Ethics is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  Copies of each Code of Ethics may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

PORTFOLIO MANAGERS

Other Accounts Managed by Portfolio Managers

The portfolio managers who are primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below.  The following table identifies, as of December 31, 2012: (i) the portfolio(s) managed by the specified portfolio manager; (ii) the number of other registered investment companies, pooled investment vehicles and other accounts managed by the portfolio manager; and (iii) the total assets of such companies, vehicles and accounts.

Name of	Registered Investment Companies Managed by Portfolio Manager		Pooled Investment Vehicles Managed by Portfolio Manager		Other Accounts Managed by Portfolio Manager
Portfolio Manager	Number of Accounts	AUM USD($M)	Number of Accounts	AUM USD($M)	Number of Accounts*	AUM USD($M)*
Devan Kaloo	8	10,613.03	24	35,627.72	60	19,795.26
Andy Brown	8	10,613.03	24	35,627.72	60	19,795.26
Stephen Parr	8	10,613.03	24	35,627.72	60	19,795.26
Fiona Manning	8	10,613.03	24	35,627.72	60	19,795.26
Nick Robinson	8	10,613.03	24	35,627.72	60	19,795.26

* For each portfolio manager, the number of “Other Accounts” managed and the total assets in the accounts with respect to which the advisory fee is based on performance is four and $905.47 million, respectively.

Total assets are as of December 31, 2012 and have been translated into U.S. dollars at a rate of £1.00 = $1.63.

Securities Ownership by Portfolio Managers

The table below shows the dollar range of shares of the Fund’s common stock beneficially owned, as of December 31, 2012, by each portfolio manager of the Fund.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund

Devan Kaloo	None
Fiona Manning	None
Andy Brown	None
Stephen Parr	None
Nick Robinson	None

Due to the fact that the Fund’s portfolio managers are located outside of the United States, they would tend to purchase funds domiciled in the respective countries in which they reside.

Conflicts of Interest

Conflicts of interest potentially may arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts managed by the portfolio manager, on the other.  Such conflicts may arise where some client accounts are managed based on higher fees than the fees paid by other client accounts, because the incentives associated with any given account may be significantly higher or lower than those associated with other accounts.  Such conflicts could arise with respect to the allocation of investment opportunities among different client accounts, or the allocation of time by the portfolio manager and the Investment Adviser among those accounts.

The management of multiple client accounts may result in the individual portfolio managers (and consequently, the Investment Adviser) devoting unequal time and attention to the management of a particular client account.  The portfolio managers and the Investment Adviser seek to manage competing interests by focusing on a particular investment discipline or complementary investment disciplines and aggregating transactions in a fair and equitable manner.

Some securities considered for investment by the Fund may also be appropriate for other clients served by the Investment Adviser.  If purchase or sale of securities consistent with the investment policies of the Fund and one or more of these other clients served by the Investment Adviser is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Investment Adviser.  In making these allocations, the factors to be considered include, but are not limited to, the respective investment objectives of the Fund and other clients, the relative size of the portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund and other clients, the size of investment commitments the Fund and other clients generally hold, and opinions of the persons responsible for recommending investments to the Fund and other clients.

Portfolio Manager Compensation

Aberdeen’s remuneration policies are designed to support its business strategy, as a leading international asset manager. The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for its clients and shareholders. Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme.  The aggregate value of awards in any year is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards which are payable to all members of staff are non-pensionable and are determined by a rigorous assessment of achievement against defined objectives.  A long-term incentive plan for key staff and senior employees is comprised of a mixture of cash and deferred shares in Aberdeen or select Aberdeen funds (where applicable). Overall compensation packages are designed to be competitive relative to other firms in the investment management industry.

Base Salary.  Aberdeen’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is to reflect inflation and is applied in a manner consistent with other Aberdeen employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus.  Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The Remuneration Committee at Aberdeen determines the key performance indicators that will be applied in considering the overall size of the bonus pool. In line with practice amongst other asset management companies, individual bonuses are not subject to an absolute cap. However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid by other firms in the market. Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year.  The review process evaluates the various aspects that the individual has contributed to Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team.  Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager.  Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings)

as well as more subjective issues such as team participation and effectiveness at client presentations.   To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year, from January to December.  The pre- or after-tax performance of an individual account is not specifically considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts they manage.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such, pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

Long-Term Incentives.  As part of an effective remuneration package, a long term incentive plan is used to structure the package so as to retain, motivate, and reward key staff members with a view to improving performance and thereby increasing the value of Aberdeen for the benefit of shareholders.  Long-term incentive plans can be either cash or share based and typically vest over one, two and three year periods.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Aberdeen’s portfolio managers generally make and implement investment decisions using the team approach.  Regional dealers execute the trades for all of the portfolio managers using a centralized trading structure.  Aberdeen manages client portfolios in accordance with any investment objectives, policies or restrictions documented by the client and acknowledged by Aberdeen.  In the case of an investment company client, such as the Fund, its investment objectives, policies and restrictions are set forth in its Prospectus, and may subsequently have been amended by shareholders or the Board of Directors as reflected in minutes of meetings of shareholders and the Board of Directors.

In selecting brokers and dealers and in effecting portfolio transactions, the Investment Adviser, together with certain affiliated entities providing advisory services to U.S. clients (each an “Aberdeen Group Adviser” and, collectively, the “Aberdeen Group Advisers”) seek to obtain the best combination of price and execution with respect to clients’ portfolio transactions.  It is the policy of the Aberdeen Group Advisers to ensure that their respective client accounts, including the Fund: (1) participate in trades in a fair way; (2) participate in trades in which the intended basis of allocation is recorded before any order is (a) passed by a fund manager to a broker, or (b) instructed to a broker/counterparty; and (3) have trades allocated fairly, if only a percentage of the originally intended allocation can be filled.  The Aberdeen Group Advisers are not required to aggregate transactions for client accounts.  However, when a decision is made to aggregate transactions on behalf of more than one client account, those transactions will be allocated to all participating client accounts in a fair and equitable manner.  The methods of allocation used by the Aberdeen Group Advisers may include pro rata, rotation or random allocation depending on various considerations.  Regular monitoring will be employed to ensure that the Aberdeen Group Advisers’ Best Execution, Soft Dollar, Order Aggregation and Trade Allocation Policies and Procedures (“Procedures”) are followed and satisfy the Aberdeen Group Advisers’ fiduciary duty to seek best execution.

There are no specific statutory provisions or rules under the federal securities laws applicable to best execution or trade allocation.  However, based on guidance provided by the staff of the SEC, the Aberdeen Group Advisers may individually or jointly aggregate orders for the purchase and sale of securities on behalf of most investment advisory clients, including individual client accounts, investment companies and other collective investment vehicles in which the Aberdeen Group Advisers or their associated persons might have an interest, provided that based on the time each order was received, the Aberdeen Group Advisers:

•                  Do not intentionally favor any client account over any other client account;

•                  Ensure that each client account eligible to participate in an aggregated order participates at the average execution price for the appropriate time frame;

•                  Aggregate trades only if consistent with the duty to seek best execution and with the terms of the relevant investment management and investment advisory agreements and applicable law;

•                  Specify the participating client accounts and the relevant allocation method with regard to each aggregated order;

•                  Fully disclose their aggregation policies to all clients;

•                  Provide individual investment advice to each client account;

•                  Do not receive any additional compensation or remuneration of any kind solely as a result of the aggregation or the allocation;

•                  Separately reflect in their books and records, for each client account whose orders are aggregated, the securities held by, and bought and sold for, each client account;

•                  Deposit all funds and securities for aggregated client accounts with one or more banks, trust companies or broker-dealers and ensure that neither the clients’ cash nor their securities will be held any longer than necessary to settle the purchase or sale in question; and

•                  Provide notice of the Procedures to the boards of directors of the funds whose trades may be aggregated with those of other clients’ accounts.

For the fiscal years ended December 31, 2012, 2011 and 2010, the Fund paid aggregate brokerage commissions of $53,539, $40,238 and $213,551, respectively. For the fiscal years ended December 31, 2012, 2011 and 2010, Celfin earned approximately $53,539, $40,238 and $212,472, respectively, in brokerage commissions from portfolio transactions executed on behalf of the Fund.

For the fiscal year ended December 31, 2012, the brokerage commissions paid to Celfin represented 100% of the aggregate brokerage commissions paid and involved 100% of the Fund’s dollar amount of transactions involving payment of commissions during the year.

Each Aberdeen Group Adviser has a fiduciary duty to place the interests of its clients above its own interests.  Among other things, this duty requires each Aberdeen Adviser to seek best execution in effecting portfolio transactions for client accounts.  Steps associated with seeking best execution are to: (1) determine each client’s trading requirements; (2) select appropriate trading methods, venues, and agents to execute the trades under the circumstances; (3) evaluate market liquidity of each security and take appropriate steps to avoid excessive market impact; (4) maintain client confidentiality and proprietary information inherent in the decision to trade; and (5) review the results on a periodic basis.

The SEC generally describes “best execution” as executing securities transactions so that a client’s total costs or proceeds in each transaction are the most favorable under the circumstances.  However, the SEC has stated that, in selecting a broker or dealer, the determining factor is not the lowest possible commission cost but rather whether the transaction represents the best qualitative execution.

In evaluating whether best execution is being obtained, the Aberdeen Group Advisers must exercise reasonable, good faith judgment to select broker-dealers that consistently provide best execution with respect to the securities they handle.  It is well-recognized that broker-dealers may have different execution capabilities with respect to different types of securities.  When seeking best execution and when making after-the-fact determinations as to whether best execution has been obtained, the Aberdeen Group Advisers do not adhere to any rigid formula in making the selection of the applicable broker or dealer for portfolio transactions, but will consider and evaluate the factors discussed below and document such factors as necessary:

1.             Price and Commission Rates.  The Aberdeen Group Advisers will evaluate the price at which a transaction is executed, commission rates, and total costs (price plus commission).  The Investment Adviser does not engage in principal transactions.  Price and commission rates are compared among a number of broker-dealers, if available (how many will depend on the nature of the security and the markets in which it trades).  Persons acting on behalf of the Fund may pay a broker a commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of brokerage services which, in the opinion of the Investment Adviser, are necessary for the achievement of best execution, provided the Investment Adviser believes this to be in the best interest of the Fund.

2.             Execution Capability.  Execution capability generally involves the relative ability of a broker-dealer to execute an order at the best available price, as well as the speed, quality, overall cost, and certainty of execution.  Factors the Aberdeen Group Advisers may consider in assessing a broker-dealer’s execution capability include, but are not limited to, the following:

•                  speed of execution;

•                  ratio of complete versus incomplete trades;

•                  the ability of the broker-dealer to minimize costs associated with implementing investment decisions;

•                  the character of and market for the particular security;

•                  the size and type of transaction;

•                  the number of primary markets that are checked;

•                  the broker-dealer’s reliability in executing trades and keeping records, including accounting for trade errors and correcting them in a satisfactory manner;

•                  the broker-dealer’s access to primary markets and quotation sources;

•                  the broker-dealer’s familiarity with and knowledge of the primary markets;

•                  the broker-dealer’s access to underwriting offerings and secondary markets;

•                  the broker-dealer’s clearance and trade settlement record (i.e., record of effecting securities transactions timely);

•                  the broker-dealer’s ability to engage in cross-border or different time zone trading, when required;

•                  the broker-dealer’s ability to handle high-volume transactions without undue market impact; and

•                  the broker-dealer’s ability to handle large trades in securities with limited liquidity.

3.             Responsiveness and Financial Responsibility.  The Aberdeen Group Advisers also shall consider the broker-dealer’s responsiveness, financial responsibility, creditworthiness and any other factors that may affect confidence in the broker-dealer’s stability.  In this regard, the Aberdeen Group Advisers shall not engage in securities transactions with any broker-dealer that is unwilling to provide complete and timely disclosure of its financial condition upon reasonable request.  In addition, the Aberdeen Group Advisers may consider some or all of the following factors with respect to broker-dealers with which they do business:

•                  the adequacy of the capital of the broker-dealers in relationship to other broker-dealers;

•                  the broker-dealer’s willingness and ability to maintain quality services during volatile market periods or unusual market conditions;

•                  the broker-dealer’s willingness to accommodate the Aberdeen Group Advisers’ special needs;

•                  accuracy in preparation of confirmations; and

•                  the broker-dealer’s willingness and ability to commit capital by taking positions in order to complete trades.

4.             Other Factors.  Other factors that the Aberdeen Group Advisers may consider in selecting broker-dealers include:

•                  the broker-dealer’s integrity (e.g., the ability to maintain confidentiality and/or anonymity of the client and/or investment adviser);

•                  the quality of the communication links between the broker-dealer and the Aberdeen Group Advisers;

•                  the adequacy of the information provided to the Aberdeen Group Advisers by the broker-dealer;

•                  the broker-dealer’s ability to provide ad hoc information or services, such as suggestions that improve the quality of trade executions, proprietary or third-party research (involving, for example, market information and identification of potential investment opportunities), visits with research analysts, access to broker-dealer staff, and access to issuers and their “road-shows;” and

•                  the broker-dealer’s use of electronic communication networks.

The Aberdeen Group Advisers may also consider any other factors they deem relevant to best execution, so long as such consideration is documented in a manner consistent with the Procedures.  With respect to the Fund, these factors might include the broker-dealer’s ability to:

•                  execute unique trading strategies;

•                  execute and settle difficult trades;

•                  handle client-directed brokerage arrangements;

•                  implement step-outs;

•                  participate in underwriting syndicates; and

•                  obtain initial public offering shares.

5.             Value of Execution and Research Services Provided.  The Aberdeen Group Advisers may also consider the value of a broker-dealer’s execution and research services, including, but not limited to, third party research provided to the Aberdeen Group Advisers by the broker-dealer (i.e., “soft dollar” services), provided they fall within the safe harbor of Section 28(e) of the 1934 Act.

The Investment Adviser does not participate in traditional third-party soft dollar relationships; however, the Investment Adviser may enter into commission sharing arrangements with certain broker/dealers and access proprietary research services from broker/dealers with which it trades.

PROXY VOTING POLICIES AND PROCEDURES

The Fund has adopted proxy voting policies and procedures that delegate the responsibility for proxy voting to the Investment Adviser. The Investment Adviser has adopted proxy voting policies and procedures, which have been reviewed and approved by the Fund’s Board, to ensure the proper and timely voting of the proxies on behalf of the Fund.  Moreover, the Investment Adviser will assist the Fund in the preparation of the Fund’s complete proxy voting record on Form N-PX for the twelve-month period ended June 30, which must be filed with the SEC by no later than August 31 of each year.  Any material changes to the proxy voting policies and procedures of the Fund or the Investment Adviser will be submitted to the Board for approval or review, as the case may be.  For additional information, please see the summary of the Investment Adviser’s proxy voting policies and procedures attached hereto as Appendix A.

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ending June 30 of each year is available after August 1 of the relevant year (1) without charge, upon request by calling 1-866-839-5205 and (2) on the SEC’s website (http://www.sec.gov).

TAXATION

The following is intended to be a general summary of certain tax consequences that may result to the Fund and its shareholders.  It is not intended as a complete discussion of all such tax consequences, nor does it purport to deal with all categories of investors.  Investors are therefore advised to consult with their tax advisers before making an investment in the Fund.  The summary is based on the laws in effect on the date of this Statement of Additional Information, which are subject to change.

The Fund and its Investments

The Fund has qualified and expects to continue to qualify and elect to be treated as regulated investment company for each taxable year under the Code.  To qualify, the Fund must, among other things:  (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) diversify its holdings so that at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the value of the Fund’s assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

As a regulated investment company, the Fund will not be subject to United States federal income tax on its net investment income (i.e., income other than its net realized long- and short-term capital gains) and net realized capital gains, if any, that it distributes to its stockholders, provided that an amount equal to at least 90% of its investment company taxable income (i.e., 90% of the sum of its net investment income and net realized short-term capital gains, after taking into account certain required adjustments) for the taxable year is distributed, but will be subject to tax at regular corporate rates on any income or gains that it does not distribute.  Furthermore, the Fund will be subject to a United States corporate income tax with respect to such distributed amounts in any year that it fails to qualify as a regulated investment company or fails to satisfy this distribution requirement.  Dividends declared by the Fund in October, November or December of any calendar year and payable to stockholders of record on a specified date in such month shall be deemed to have been received by each stockholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31 provided that such dividend is actually paid by the Fund during January of the following calendar year.

The Fund intends to distribute annually to its stockholders all of its net investment income and net realized short-term capital gains.  The Board of Directors of the Fund will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers from prior years).  The Fund currently expects to distribute any such excess annually to its stockholders.  The Fund may choose to distribute such long-term capital gains partially in the form of additional Shares of the Fund rather than in cash.  If the Fund retains for investment an amount equal to its net realized long-term capital gains in excess of net realized short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained.  In that event, the Fund expects to designate such retained amounts as undistributed capital gains in a notice to its stockholders who (a) will be required to include in income for United States federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their United States federal income tax liabilities and to claim refunds to the extent their credits exceed their liabilities and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in their income.  Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the “IRS”).

The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least 98% of its ordinary income for that year and 98.2% of its capital gain net income (both long- and short-term) for the one-year period ending, as a general rule, on October 31 of that year.  For this purpose, however, any income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end.  In addition, the minimum amount that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year.  The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.  Exchange control regulations may restrict repatriations of investment income and capital or the proceeds of securities sales by foreign investors such as the Fund and may limit the Fund’s ability to pay sufficient dividends and to make sufficient distributions to satisfy the 90% and excise tax distribution requirements.

The Fund maintains and will continue to maintain accounts and calculate income in U.S. dollars.  In general, gains or losses on the disposition of debt securities denominated in a foreign currency that are attributable to fluctuations in exchange rates between the date the debt security is acquired and the date of disposition, gains and losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, and gains and losses from the disposition of foreign currencies and certain hedging instruments, will be treated as ordinary income or loss.  If the Fund acquires a debt security denominated in pesos, such security may bear interest at a high nominal rate that takes into account expected decreases in the value of the principal amount of the security due to anticipated devaluations of the peso.  In the case of such debt securities, the Fund would be required to include the stated interest in income as it accrues, but would generally realize a currency loss with respect to principal only when the security is disposed of or the principal amount is received.  Under current law, the Fund may be required to calculate certain gains and losses from its foreign currency market hedging activities separately from the related investment activity.  However, under certain circumstances, the Fund may be permitted to integrate its foreign currency market hedging transactions.  The Fund anticipates that its hedging activities will not adversely affect its regulated investment company status.

The Fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) are subject to straddle and other special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses.  These rules could therefore affect the character, amount and timing of distributions to stockholders.  These provisions may also (a) require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) and (b)  cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes.  In addition, certain Fund investments may produce income that will not be qualifying income for purposes of the 90% annual gross income requirement described above.  The Fund monitors its transactions, makes the appropriate tax elections and makes the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

Passive Foreign Investment Companies

If the Fund purchases shares in certain foreign passive investment entities described in the Code as passive foreign investment companies (“PFICs”), the Fund will be subject to U.S. federal income tax on a portion of any “excess distribution” (the Fund’s ratable share of distributions in any year that exceeds 125% of the average annual distribution received by the Fund in the three preceding years or the Fund’s holding period, if shorter, and any gain from the disposition of such shares) even if such income is distributed as a taxable dividend by the Fund to its stockholders.  Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such “excess distributions.”  The Fund would not be able to pass through to its stockholders any credit or deduction for such a tax.  If the Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code (and if the PFIC were to comply with certain reporting requirements), in lieu of the foregoing requirements the Fund would be required to include in income each year its pro rata share of the PFIC’s ordinary earnings and net realized capital gains, whether or not such amounts were actually distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above.

Alternatively, the Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year.  In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains.  The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS.  By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock.  The Fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

Dividends and Distributions

Distributions to stockholders of investment company taxable income will, except in the case of distributions attributable to “qualified dividend income” described below, be taxable as ordinary income to the extent of the Fund’s earnings and profits, whether such distributions are paid in cash or reinvested in additional shares.  Distributions of net long-term capital gains, if any, that the Fund reports as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares, regardless of how long the stockholder has held the Fund’s shares.  Dividends and distributions paid by the Fund will not qualify for the deduction for dividends received by corporations.  Distributions of investment company taxable income reported by the Fund as derived from qualified dividend income will be taxable to individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met by both the individual and the Fund.  Qualified dividend income generally includes dividends from domestic corporations and dividends from “qualified foreign corporations.”  The determination of whether a particular foreign corporation is a qualified foreign corporation for U.S. federal income tax purposes depends on various factors.  Because of the fact-specific nature of the inquiry, the Fund cannot predict what portion of the dividends, if any, that it will receive from foreign corporations will be treated as qualified dividend income.  However, at this time, the Fund does not expect material amounts of its dividends to be reported as qualified dividend income.  Distributions in excess of the Fund’s current and accumulated earnings and profits will first reduce a stockholder’s basis in his shares and, after the stockholder’s basis is reduced to zero, will constitute capital gains to a stockholder who holds his shares as capital assets.

With respect to income dividends or capital gains distributions payable either in the Fund’s common stock or in cash, stockholders receiving dividends or distributions in the form of additional shares should be treated for United States federal income tax purposes as receiving a distribution in the amount equal to the amount of money that the stockholders receiving cash dividends will receive, and should have a cost basis in the shares received equal to such amount.  With respect to income dividends or capital gains distributions payable only in cash, stockholders receiving a distribution in the form of shares purchased in the open market will be treated for U.S. federal income tax purposes as receiving a distribution on the cash distribution that such stockholder would have received had it not elected to have such distribution reinvested and will have a cost basis in such shares equal to the amount of such distribution.

Beginning in 2013, a 3.8% Medicare contribution tax is imposed on net investment income, including, among other things, interest, dividends, and net gain from investments,, of U.S. individuals with income exceeding $200,000 (or

$250,000 if married filing jointly), and of estates and trusts.

If a stockholder is neither a lawful permanent resident nor a citizen of the United States or if he is a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gain) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

A 30% withholding tax will be imposed on U.S.-source dividends, interest and other income items paid after June 30, 2014, and proceeds from the sale of property producing U.S.-source dividends and interest paid after December 31, 2016, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners.  To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply or agree to provide certain information to other revenue authorities for transmittal to the IRS.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes.  A stockholder may be able to claim a credit or take a deduction for foreign taxes paid by the Fund if certain requirements are met.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those who purchase just prior to a distribution will receive a distribution which nevertheless will be taxable to them.

If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock.  Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and stockholders may receive dividends in an earlier year than would otherwise be the case.

Sales of Shares

Upon the sale or exchange of shares held as a capital asset, a stockholder will realize a taxable capital gain or loss depending upon the amount realized and his basis in his shares.  Such gain or loss will be treated as long-term or short-term capital gain or loss depending upon the stockholder’s holding period for the shares.  Any loss realized on a sale or through the reinvestment of dividends and capital gains distributions in the Fund under the Fund’s Dividend Reinvestment Plan, within a period (of 61 days) beginning 30 days before and ending 30 days after the disposition of the shares, will be disallowed.  In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss.  Any loss realized by a stockholder on the sale of a Fund share held by the stockholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of long-term capital gains received by the stockholder with respect to such share.

Foreign Taxes

Income received by the Fund from sources outside the United States may be subject to withholding and other taxes imposed by Chile and by other countries other than the United States.  In particular, the Fund accrues and pays Chilean taxes on income and realized gains generated from Chilean securities.  The Fund also accrues but does not pay on a current basis the 10% Chilean tax on Chilean securities with little or no Chilean market presence as if such securities were sold and proceeds therefrom remitted to Chile. So long as the Fund qualifies as a regulated investment company, if certain distribution requirements are satisfied and more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect for United States federal income tax purposes to treat any foreign income taxes paid by it, including any Chilean income taxes, as paid by its stockholders.  For this purpose, the 10% Chilean tax on remittances of dividends, interest and net realized capital gains is considered an income tax, while the Chilean tax of up to 35% on remittances with respect to capital for paying expenses abroad is not.  See “Taxation — Chilean Taxes” in the Prospectus.  The Fund expects to qualify for and make this election.  If the Fund makes the election, the amount of foreign income taxes paid by the Fund would be included in the income of its stockholders and each stockholder would be entitled (subject to certain limitations) to credit the amount included in his income against such stockholder’s United States tax due, if any, or to deduct such amount from such shareholder’s United States taxable income, if any.  Shortly after any year for which it makes such an election, the Fund will report to its stockholders the amount per share of such foreign tax that must be included in each stockholder’s gross income and the amount which will be available for deduction or credit.  In general, a stockholder may elect each year whether to claim deductions or credits for foreign taxes.  However, no deductions for foreign taxes may be claimed by a noncorporate stockholder who does not itemize deductions.  If a stockholder elects to credit foreign taxes, the amount of credit that may be claimed in any year may not exceed the same proportion of the United States tax against which such credit is taken which the stockholder’s taxable income from foreign sources bears to his entire taxable income.  This limitation may be applied separately to certain categories of income and the related foreign taxes.  However, this limitation will not apply to an individual if, for the taxable year, the entire amount of such individual’s gross income from sources outside of the United States consists of qualified passive income, the amount of creditable foreign taxes accrued or paid by the individual does not exceed $300 ($600 in the case of a joint return) and the individual elects to be exempt from the limitation.  As a general rule, if the Fund has made the appropriate election, a stockholder may treat as foreign source income the portion of any dividend paid by the Fund which represents income derived from sources within foreign countries.  Capital gains realized by the Fund on the sale of Chilean securities and certain peso and other foreign currency gains of the Fund will be considered to be United States-source income and, therefore, the portion of the tax credit passed through to shareholders that is attributable to such gains or distributions might not be usable by other shareholders without other foreign source income.

The 10% Chilean tax on amounts earned by the Fund that are not remitted outside Chile will not be payable with respect to earnings of the Fund that are reinvested pursuant to the Plan.  See “Taxation — Chilean Taxes” in the Prospectus.  The 10% Chilean tax on such earnings, however, will be due at the time such earnings are remitted out of Chile.  At that time stockholders may not have sufficient foreign-source income to fully utilize credits available in respect of the Fund’s payment of the 10% Chilean tax.

Backup Withholding

The Fund may be required to withhold, for United States federal income taxes, 28% of the dividends and distributions payable to stockholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding.  Corporate stockholders and certain other stockholders are or may be exempt from backup withholding.  Backup withholding is not an additional tax and any amount withheld may be credited against a stockholder’s United States federal income tax liabilities.  Additional tax withholding requirements may apply with respect to foreign investors.

If a shareholder recognizes a loss with respect to the Fund’s shares of US$2 million or more for an individual shareholder or US$10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Foreign Stockholders

Taxation of a stockholder who, as to the United States, is a foreign investor (such as a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership) depends, in part, on whether the stockholder’s income from the Fund is “effectively connected” with a United States trade or business carried on by the stockholder.

If the foreign investor is not a resident alien and the income from the Fund is not effectively connected with a United States trade or business carried on by the foreign investor, dividends of net investment income and distributions of net realized short-term capital gains (including distributions of common stock of the Fund to foreign stockholders participating in the Plan) will be subject to a 30% (or lower treaty rate) United States withholding tax.  Furthermore, foreign investors may be subject to an increased United States tax on their income resulting from the Fund’s election (described above) to “pass-through” amounts of foreign taxes paid by the Fund, but may not be able to claim a credit or deduction with respect to the Chilean or other foreign taxes treated as having been paid by them.  Distributions of net realized long-term capital gains, amounts retained by the Fund which are designated as undistributed capital gains, and gains realized upon the sale of shares of the Fund will not be subject to United States tax unless the foreign investor who is a nonresident alien individual is physically present in the United States for more than 182 days during the taxable year unless (a) such gain is attributable to an office or fixed place of business in the United States or (b) such nonresident alien individual has a tax home in the United States and certain other conditions are met.  However, a determination by the Fund not to distribute long-term capital gains may reduce a foreign investor’s overall return from an investment in the Fund, since the Fund will incur a United States federal tax liability with respect to retained long-term capital gains, thereby reducing the amount of cash held by the Fund that is available for distribution, and the foreign investor may not be able to claim a credit or deduction with respect to such taxes.

In general, if a foreign investor is a resident alien or if dividends or distributions from the Fund are effectively connected with a United States trade or business carried on by the foreign investor, then dividends of net investment income of net short-term and long-term capital gains, amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale of shares of the Fund will be subject to United States income tax at the rates applicable to United States citizens or domestic corporations.  If the income from the Fund is effectively connected with a United States trade or business carried on by a foreign investor that is a corporation, then such foreign investor may also be subject to the 30% (or lower treaty rate) branch profits tax.

The tax consequences to a foreign stockholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section.  Stockholders may be required to provide appropriate documentation to establish their entitlement to the benefits of such a treaty.  Foreign investors are advised to consult their own tax advisers with respect to (a) whether their income from the Fund is or is not effectively connected with a United States trade or business carried on by them, (b) whether they may claim the benefits of an applicable tax treaty and (c) any other tax consequences to them of an investment in the Fund.

Notices

Stockholders will be notified annually by the Fund as to the United States federal income tax status of the dividends, distributions and deemed distributions made by the Fund to its stockholders.  Furthermore, stockholders will also receive, if appropriate, various written notices after the close of the Fund’s taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its stockholders during the preceding taxable year.

Other Taxation

Distributions also may be subject to additional state, local and foreign taxes depending on each stockholder’s particular situation.

THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL TAX CONSEQUENCES AFFECTING THE FUND AND ITS STOCKHOLDERS.  STOCKHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUND.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Brown Brothers Harriman & Co. serves as the Fund’s custodian for assets of the Fund held in the United States. The Custodian is located at 40 Water Street, Boston, Massachusetts, 02109.  The Board has authorized the delegation of various foreign custody responsibilities to BBH & Co., as the “Foreign Custody Manager” for the Fund to the extent permitted under the 1940 Act and the rules thereunder.  BBH & Co. has entered into agreements with foreign sub-custodians in accordance with delegation instructions approved by the Board.  BBH & Co., its branches and sub-custodians generally hold certificates for the securities in their custody, but may, in certain cases, have book records with domestic and foreign securities depositories, which in turn have book records with the transfer agents of the issuers of the securities.

Pursuant to a Registrar, Transfer Agent and Service Agreement dated March 1, 2003, as amended from time to time, Computershare Trust Company, N.A., acts as the Fund’s transfer agent and dividend disbursing agent.

EXPERTS

The financial statements incorporated in this SAI by reference to the Annual Report, which is included in the Fund’s N-CSR for the year ended December 31, 2012, have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

LEGAL MATTERS

The validity of the Shares offered hereby will be passed on for the Fund by Venable LLP, 750 E. Pratt Street, Suite 900, Baltimore, Maryland 21202.  Matters of Chilean law will be passed on for the Fund by special Chilean counsel to the Fund.

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, is counsel to the Fund and has represented the Fund in connection with this registration statement.

FINANCIAL STATEMENTS

The unaudited financial statements included in the semi-annual report to the Fund’s shareholders for the six months ended June 30, 2013 and the audited financial statements included in the annual report to the Fund’s shareholders for the year ended December 31, 2012, together with the report of PwC for the Fund’s annual report, are incorporated herein by reference to the Fund’s semi-annual report and annual report to shareholders, which are included in the Fund’s N-CSR filings.  All other portions of the semi-annual report and annual report to shareholders are not incorporated herein by reference and are not part of the registration statement, the SAI, the Prospectus or any Prospectus Supplement.

Appendix A

Aberdeen U.S. Registered Advisers
Summary of Proxy Voting Guidelines

as of August 29, 2012

Aberdeen and its affiliated U.S. registered advisers (the “Aberdeen Advisers”) have adopted a proxy voting policy. The proxy voting policy is designed and implemented in a way that is reasonably expected to ensure that proxies are voted in the best economic interests of clients, that is, the common interest that all clients share in seeing the value of a common investment increase over time. Proxies are voted with the aim of furthering the best economic interests of clients, promoting high levels of corporate governance and adequate disclosure of company policies, activities and returns, including fair and equal treatment of stockholders.

The Aberdeen Advisers seek to develop relationships with the management of portfolio companies to encourage transparency and improvements in the treatment of employees, owners and stakeholders.  Thus, the Aberdeen Advisers may engage in dialogue with the management of portfolio companies with respect to pending proxy voting issues. In voting proxies, the Aberdeen Advisers may conduct research internally and/or use the resources of an independent research consultant.  The Aberdeen Advisers may consider legislative materials, studies of corporate governance and other proxy voting issues, and/or analyses of shareholder and management proposals by a certain sector of companies, e.g., Fortune 500 companies.

The proxy voting policy is a guideline.  Each vote is ultimately cast on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement or comparable document, and all other relevant facts and circumstances at the time of the vote.  The Aberdeen Advisers may cast proxy votes in favor of management proposals or seek to change the views of management, considering specific issues as they arise on their merits.  The Aberdeen Advisers may also join with other investment managers in seeking to submit a shareholder proposal to a company or to oppose a proposal submitted by the company.  Such action may be based on fundamental, social, environmental or human rights grounds.

Material conflicts are resolved in the best interest of clients.  A material conflict of interest includes those circumstances when the Aberdeen Advisers or any member of senior management, portfolio manager or portfolio analyst knowingly does business with a particular proxy issuer or closely affiliated entity, which may appear to create a material conflict between the interests of an Aberdeen Adviser and the interests of its clients in how proxies of that issuer are voted.  A material conflict of interest might also exist in unusual circumstances when an Aberdeen Adviser has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and an affiliate of the Aberdeen Advisers.

When a material conflict of interest between an Aberdeen Adviser’s interests and its clients’ interests appears to exist, the Aberdeen Adviser may choose among the following options to eliminate such conflict:  (1) vote in accordance with the proxy voting policy if it involves little or no discretion; (2) vote as recommended by a third party service if the Aberdeen Adviser utilizes such a service; (3) “echo vote” or “mirror vote” the proxies in the same proportion as the votes of other proxy holders that are not the Aberdeen Adviser’s clients; (4) if possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; (5) if practical, notify affected clients of the conflict of interest and seek a waiver of the conflict; or (6) if agreed upon in writing with the client, forward the proxies to affected clients allowing them to vote their own proxies.

In certain circumstances, the Aberdeen Advisers may take a limited role in voting proxies. Some of these circumstances may include, but are not limited to, when the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant; for cost reasons (e.g., non-U.S. securities); if the securities are on loan; or if a jurisdictions has imposed share blocking restrictions that prevents the Aberdeen Advisers from exercising their voting authority.

SA-1